As filed with the Securities and Exchange Commission on April 17, 2020

File No. 333-214403
811-9154

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
--------------------------------

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 3

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 6

Allstate Assurance Company Variable Life Account
(Exact Name of Registrant)

Allstate Assurance Company
(Name of Depositor)

Street Address:
3075 Sanders Road
Northbrook, IL 60062-7127
(Address of Depositor's principal executive offices)

Telephone Number: 1-800-366-1411
Fax Number: 1-866-525-5433

SONYA EKART, ESQUIRE
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
2920 SOUTH 84TH STREET
LINCOLN, NE 68506
(Name and address of agent for service)

Approximate Date of Proposed Public Offering: As soon as practicable after effective date.

It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/X/ on May 1, 2020, pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a) of Rule 485
/ / on --------- pursuant to paragraph (a) of Rule 485

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933, pursuant to Section 24 of the Investment Company Act of 1940.

Allstate FutureVest VUL® Variable Adjustable Life Prospectus
Flexible Premium Variable Adjustable Life Insurance Policies

Issued by:
Allstate Assurance Company

In connection with:
Allstate Assurance Company Variable Life Separate Account

Street Address:
2940 S. 84th Street
Lincoln, NE 68506-4142

Mailing Address:
P.O. Box 660191
Dallas, TX 75266-0191

Telephone Number:
1-800-865-5237

Fax Number:
1-877-328-1982

This Prospectus describes information you should know before you purchase the Allstate FutureVest VUL® Flexible Premium Variable Adjustable Life Insurance Policy. Please read it carefully and retain it for your records.
This Policy is designed to provide both life insurance protection and flexibility in connection with Premium payments and Death Benefits. Subject to certain restrictions, you may vary the frequency and amount of Premium payments and increase or decrease the level of life insurance benefits payable under the Policy. The Policy may be unavailable for sale in some states. In addition, it may not be advantageous for you to replace existing insurance coverage or buy additional insurance coverage if you already own a variable life insurance policy.
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for portfolio companies available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from Allstate Assurance Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Allstate Assurance Company electronically by contacting Allstate Assurance Company Customer Service at 1-800-865-5237.
You may elect to receive all future reports in paper free of charge. You can inform Allstate Assurance Company that you wish to continue receiving paper copies of your shareholder reports by contacting Allstate Assurance Company Customer Service at 1-800-865-5237. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

The date of this Prospectus is May 1, 2020.

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Table of Contents

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THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. ALLSTATE ASSURANCE COMPANY DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.
Capitalized terms used in this prospectus are defined where first used or in the Glossary beginning on page 45 of this prospectus.

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Summary
Description of the Policy and Policy Benefits
1. What is a Flexible Premium Variable Adjustable Life Insurance Policy?
Your Policy is designed to be flexible to meet your specific life insurance needs. Your Policy has a Death Benefit, Policy Value (both terms defined below) and other features of life insurance providing fixed benefits. Your Policy is a “flexible premium” policy because you have a great amount of flexibility in determining when and how much Premium you want to pay. Your Policy is a “variable” policy because the Death Benefit and Policy Value may vary according to the investment performance of the Sub-Accounts to which you have allocated your Premiums. The Policy provides you with an opportunity to take advantage of any increase in your Policy Value but you also bear the risk of any decrease. This Policy may lapse even if planned payments are paid, due to the fact that current cost of insurance and interest rates are not guaranteed, Policy loans and partial withdrawals may be taken, you may make changes in the Death Benefit Option, and you may request changes to the Face Amount.
2. What are the Premiums for this Policy?
You have considerable flexibility as to the timing and amount of your Premiums. You have a required first year Premium for your Policy, which is based on your Policy’s Face Amount and the Insured’s age, sex and risk class. You do not have to pay the required Premium after the first Policy Year. However, to take advantage of the Safety Net Premium feature (discussed below), you must pay the cumulative Safety Net Premiums due. Otherwise, you may pay any level of Premium, as long as the Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code. For more information, please see “Purchase of Policy and Premiums” on page 12 and “Federal Taxes” beginning on page 35.
You also may establish a planned periodic Premium. You are not required to pay the planned periodic Premium and we will not terminate your Policy merely because you did not. This Policy may lapse even if planned payments are paid, due to the fact that current cost of insurance and interest rates are not guaranteed, Policy loans and partial withdrawals may be taken, you may make changes in the Death Benefit Option, and you may request changes to the Face Amount.
If you pay more Premium than permitted under section 7702A of the Tax Code, your Policy would be classified as a modified endowment contract, which would affect the federal income tax treatment of loans and withdrawals. For more information, see “Federal Taxes — Modified Endowment Contracts” on page 37.
3. What is the Safety Net Premium Feature?
Unless otherwise required by your state, we agree to keep the Policy (including any riders) in force for a specified period, regardless of the investment performance of the Sub-Accounts, as long as your total Premiums paid (as reduced to reflect withdrawals and Policy Debt) at least equals the sum of monthly Safety Net Premiums on or before the Safety Net Premium guarantee expiry date shown in your Policy. If the Insured is age 60 or less at the Issue Date, the specified period is the first twenty Policy Years. If the Insured is age 61 to 75 at the Issue Date, it runs from the Issue Date until the next Policy Anniversary after the Insured’s 80th birthday. If the Insured is over age 75 at the Issue Date, it runs from the Issue Date until five years after the issue date. For additional discussion, see “Purchase of Policy and Premiums — Safety Net Premium” on page 13.
When the Safety Net Premium is not in effect, your Policy remains in force as long as the Net Surrender Value is large enough to pay the charges on your Policy as they come due. For more detail please see “Lapse and Reinstatement” on page 30.
4. How is my Policy Value Determined?
Your Premiums are invested in one or more of the Sub-Accounts or allocated to the Fixed Account, as you instruct us. Your Policy Value is the sum of the values of your interests in the Sub-Accounts of the Separate Account, plus the values in the Fixed Account and the Loan Account. Your Policy Value depends on the investment performance of the Sub-Accounts and the amount of interest we credit to the Fixed Account, as well as the Net Premiums paid, partial withdrawals, and charges assessed. We have summarized the charges imposed under the Policy in “Fee Tables” and described them in more detail in “Charges and Deductions” on page 31. For additional discussion of your Policy Value, please see “Policy Value” on page 14.
5. What are the Investment Choices for this Policy?
The Policy currently offers multiple Investment Options. You may invest in up to 21 Investment Options. Each Sub-Account invests in a single Portfolio. See “Investment and Fixed Account Options — The Sub-Accounts and the Portfolios” on page 18 for a listing of the Sub-Accounts currently available under the Policy. We also offer a Fixed Account option. You may transfer money among your investment choices, subject to restrictions. Please see “Risks of the Policy” on page 6 and “Transfers — Trading Limitations” on page 17.

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As a Policy Owner you may also elect to participate in the asset allocation program for no additional charge. Asset allocation is the process by which your Policy Value is invested in different asset classes in a way that matches your risk tolerance, time horizon, and investment goals. By spreading your Policy Value across a range of asset classes, you may, over time, be able to reduce the risk of investment volatility and potentially enhance returns.
If you elect to participate in this program, you may select one of the currently available Morningstar ETF Allocation Series Portfolios. The Portfolios represent five different investment styles: Conservative, Income and Growth, Balanced, Growth, and Aggressive Growth. Each of the Morningstar ETF Allocation Series Portfolios is designed to meet the investment goals of the applicable investment style.
We recommend that you consult with your sales representative and obtain and read the prospectus for the Morningstar ETF Allocation Series carefully before participating in the asset allocation program. Asset allocation does not guarantee a profit or protect against loss in a declining market.
6. How are my Premiums Allocated?
Before your Premiums are allocated to the Policy Value, we deduct a Premium Expense Charge of 6.00%. For more detail, see “Charges and Deductions” on page 31. The amount remaining after the deduction of the Premium Expense Charge is called the Net Premium.
When you apply for the Policy, you specify in your application how to allocate your Net Premiums. You may change your allocations at any time by notifying us in writing at the address on the front cover of this Prospectus. See “Purchase of Policy and Premiums — Allocation of Premiums” on page 14.
Generally, we allocate your initial Premiums to the Sub-Accounts and the Fixed Account when we have received your Premium and underwriting approval. We reserve the right, however, to delay the allocation of your initial Premium to the Sub-Accounts as described in “Purchase of Policy and Premiums — Allocation of Premiums” on page 14. Furthermore, if there are outstanding requirements, your Premiums are not allocated until you satisfy those requirements. We generally allocate your other Premiums to the Sub-Accounts and the Fixed Account as of the date we receive your Premiums in our home office. However, we reserve the right to delay the allocation of any Premium that requires underwriting. In cases where premium allocations are delayed due to outstanding requirements, the premium is held in an account without interest until the Policy can be issued.
In states that require a refund of Premium, during the free-look period all Premiums will be allocated to a Fixed Account. The refund will be reduced by any withdrawals taken and any outstanding Policy Debt. For more information, see “Cancellation Rights Free-Look Period,” on page 31.
7. May I Transfer Policy Value Among the Sub- Accounts and the Fixed Account?
You may transfer Policy Value among the Sub-Accounts and the Fixed Account by writing to or calling us at 1-800-366-1411. While you also may transfer amounts from the Fixed Account, certain restrictions may apply. While we currently are waiving the transfer fee, we reserve the right under your Policy to charge a transfer fee on certain transfers. See “Transfers” on page 15.
In addition, you may use our automatic Dollar Cost Averaging Program or our Portfolio Rebalancing Program, though you may not use both at the same time. For additional information, please see “Transfers - Dollar Cost Averaging” on page 16.
8. What are the Death Benefit Options?
While your Policy is in force, we will pay a Death Benefit to the Beneficiary upon the death of the Insured. The Policy provides for two Death Benefit options you may choose between while the Insured is alive. Under Option 1, the Death Benefit is equal to the greater of your Policy’s Face Amount or the Policy Value multiplied by a specified percentage. Under Option 2, the Death Benefit is equal to the greater of your Policy’s Face Amount plus the Policy Value on the Insured’s date of death or the Policy Value multiplied by a specified percentage. Decreases in the Policy Value never cause the Death Benefit to be less than the Face Amount. Before we pay the Death Benefit to the Beneficiary, however, we subtract an amount sufficient to repay any outstanding Policy Debt and to pay any due and unpaid charge. For additional information, please see “Policy Loans” on page 26 and “Death Benefits and Optional Insurance Benefits” on page 22.
9. How is the Death Benefit paid?
While the Policy is in force and when the Insured dies, we pay a Death Benefit to your Beneficiary. Your Beneficiary may choose to receive the proceeds of the Policy in the form of a single payment or over a period under an optional payment plan. The Death Benefit proceeds are reduced by any amount you owe us, such as outstanding loans, loan interest or unpaid charges. The proceeds may be increased if, for example, you have added a rider that provides an additional benefit. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.

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10. Can I Increase or Decrease my Policy’s Face Amount?
Yes, you have considerable flexibility to increase or decrease your Policy’s Face Amount. You may request an increase and/or a decrease after the first Policy Year by sending a written request to us. Your requested increase must be at least $10,000. If you request an increase, you must provide evidence of insurability to us that meets our standards. An increase in the Face Amount increases the charges deducted from your Policy Value. You may not decrease the Face Amount of your Policy below $100,000. We do not permit a Face Amount change if the Policy is in the Grace Period. For more detail, see “Death Benefits and Optional Insurance Benefits — Change to Face Amount” on page 23. In addition, modifying your Policy’s Face Amount might have tax ramifications. For an additional discussion, please see “Federal Taxes” on page 35.
11. Do I have Access to the Value of my Policy?
Yes. You may surrender your Policy at any time for its Net Surrender Value. Upon surrender, life insurance coverage under your Policy ends. We may subtract a surrender charge from your surrender proceeds during the first ten Policy Years and the first ten years following an increase to the Face Amount. For more information concerning the calculation of surrender charges, see “Charges and Deductions — Surrender Charge” on page 33.
You also may withdraw part of your Policy Value through a partial withdrawal, which must equal at least $250. In addition, the maximum partial withdrawal amount may not reduce the Face Amount below $25,000. For more detail, see “Surrenders and Withdrawals” on page 27.
Surrenders and withdrawals may have tax consequences. For an additional discussion, please see “Risks of the Policy” on page 6 and “Federal Taxes — Taxation of Policy Benefits” on page 35.
12. May I Take out a Policy Loan?
You may borrow money from us using your Policy as security for the loan. The maximum loan amount is equal to 75% of the Surrender Value so long as the Net Surrender Value after the loan is taken is sufficient to cover the most recent total monthly deduction times 3. Other restrictions may apply if your Policy is issued in connection with a Qualified Plan, however, currently we do not permit policies to be issued to Qualified Plans. For more detail, see “Policy Loans” on page 26. For a discussion regarding the possible tax consequences of loans, see “Federal Taxes” on page 35.
13. Can I Cancel my Policy?
In general, you may cancel your Policy by returning it to us within thirty-one (31) days after you receive it. The refund will be reduced by any withdrawals taken and any outstanding Policy Debt. Your Policy contains specific information about your free-look rights in your state. For more information, see "6. How are my Premiums Allocated?," on page 5 and “Cancellation Rights Free-Look Period,” on page 31.
Risks of the Policy
1. Is my Policy Value Guaranteed?
Your Policy Value is not guaranteed. However, the payment of the Death Benefit may be guaranteed under the Safety Net Premium feature. The value of your Policy fluctuates with the performance of the investment options you choose. Your investment options may not perform to your expectations. Your Policy Values in the Sub-Accounts may rise or fall depending on the performance of the Portfolios in which the Sub-Accounts invest and the charges under your Policy. For more detail, please see “The Portfolios and Associated Risks” on page 8 and “Investment and Fixed Account Options” on page 18. In addition, a guarantee with respect to interest rate applies only to the Fixed Account investment option.
2. Is this Policy Suitable for Short-Term Savings?
No, you should not purchase the Policy if you may need to access the Policy Value within a short time. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered.
3. Can my Policy Lapse?
Your Policy could terminate if the value of your Policy becomes too low to support the Policy’s monthly charges and the Safety Net Premium feature is not in effect. If this occurs, we notify you in writing. You will then have a 61-day Grace Period to pay additional amounts to prevent your Policy from terminating. We will send a written notice to you and any assignee of record at least 30 days before the end of the grace period. See “Lapse and Reinstatement” on page 30. If you have any outstanding Policy Loans when your Policy lapses, you may have taxable income as a result. See “Federal Taxes” on page 35.

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4. Are There Risks Involved with Specialized Uses of the Policy?
Because the Policy provides for an accumulation of Policy Values as well as Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the Policy in part for such purposes may involve certain risks. For example, if the investment performance of the Sub-Accounts is poorer than expected or if sufficient Premiums are not paid, the Policy may lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy Loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit proceeds. The Policy is designed to provide benefits on a long-term basis. Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences. See “Federal Taxes” on page 35.
5. What are the Limitations on Withdrawal?
As noted above, the minimum withdrawal amount permitted is $250, and maximum partial withdrawal amount may not reduce the Face Amount below $25,000. After a partial withdrawal, the Net Surrender Value must be at least $500.
While the surrender charge does not apply to partial withdrawals, we impose the lesser of 2% of the amount withdrawn, or $25 on each withdrawal. Please note that withdrawals reduce your Policy’s Death Benefit, See “Partial Withdrawals” on page 27. In addition, withdrawals may have tax consequences. See “Federal Taxes” on page 35.
6. What are the Limitations on Transfer?
We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account. In addition, while we currently are not charging a transfer fee, the Policy gives us the right to impose a transfer fee of up to $10 in certain circumstances. We reserve the right to limit transfers in any Policy Year, or to refuse any transfer request for a Policy Owner or certain Policy Owners. For example, we reserve the right to limit excessive trading and transfers that would disadvantage Policy Owners or have a detrimental effect on Accumulation Unit Values or the share price of any Portfolio. See “Transfers — Trading Limitations” on page 17.
7. What are the Limitations or Charges on Surrender of the Policy?
You may surrender your Policy at any time. We deduct a surrender charge from the surrender proceeds. The surrender charge is calculated as described in “Charges and Deductions — Surrender Charge” on page 33. While the amount of the surrender charge decreases over time, it may be a substantial portion or even exceed your Policy Value. In the event the Surrender Charge exceeds the Policy Value, the amount we deduct upon surrender is limited to the Policy Value. In addition, the surrender of your Policy may have tax consequences. See “Federal Taxes” on page 35.
8. What are the Risks of Taking a Policy Loan?
Taking a loan from your Policy may increase the risk that your Policy will lapse, may prevent you from satisfying the Safety Net cumulative premium requirements, will have a permanent effect on your Policy Value and will reduce the Death Proceeds. In addition, if your Policy is a modified endowment contract for tax purposes, taking a Policy Loan may have tax consequences. See “Federal Taxes — Modified Endowment Contracts” on page 37.
9. What are the Tax Consequences of Buying this Policy?
Your Policy is structured to meet the definition of a life insurance contract under the Tax Code. We may need to limit the amount of Premiums you pay under the Policy to ensure that your Policy continues to meet that definition.
Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance policy. In addition, you generally are not subject to taxation on any increase in the Policy Value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total Premiums paid. Amounts received upon surrender or withdrawal in excess of Premiums paid are treated as ordinary income.
Special rules govern the tax treatment of life insurance policies that meet the federal definition of a modified endowment contract. Depending on the amount and timing of your Premiums, your Policy may meet that definition. Under current tax law, Death Benefit payments under modified endowment contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. Withdrawals and policy loans, however, are treated differently. Amounts withdrawn and policy loans are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includible in your taxable income. In addition, an additional 10% federal penalty tax is generally imposed on the taxable portion of amounts received before age 59½. We will not accept any Premium that would cause the Policy

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not to qualify as a life insurance contract under the Tax Code. For more information on the tax treatment of the Policy, see “Federal Taxes” on page 35.
The death benefit of life insurance policies that were transferred for value may be subject to ordinary income taxes. Estate taxes may apply. Consult your tax advisor for additional information.
The Portfolios And Associated Risks
1. What is a Portfolio?
Each of the Sub-Accounts invests in the shares of one of the Portfolios. Each Portfolio is either an open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”) or a separate investment series of an open-end management investment company. Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies, which are described in the Prospectuses for the Portfolios. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other. Under the Policy, the Sub-Accounts currently invest in the Portfolios set forth in this Prospectus. For an additional discussion of the Portfolios, please see “Investment and Fixed Account Options — The Sub-Accounts and the Portfolios” on page 18.
2. What are the Risks of the Portfolios?
We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives. A description of each Portfolio’s investment policies and a comprehensive statement of each Portfolio’s risks may be found in its Prospectus. For additional information, please see “Investment and Fixed Account Options — The Sub-Accounts and the Portfolios” on page 18.
3. How can I Learn More about the Portfolios?
You should read the Portfolios’ current Prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks. You should read the Portfolios’ Prospectuses before allocating amounts to the Sub-Accounts. If you do not have a Prospectus for a Portfolio, please contact us at the number listed on the first page of this Prospectus and we will send you a copy.

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Fee Tables
The following tables describe the fees and expenses that you pay when buying, owning and surrendering the Policy. The first table describes the maximum fees and expenses that you pay at the time that you buy or surrender the Policy or transfer funds between investment options.
TRANSACTION FEES

Charge	When Charge is Deducted	Amount Deducted
Premium Expense Charge (1)	When you pay a Premium.	6% of the Premium amount.
Surrender Charge (per $1000 of Face Amount) (2)	When you surrender your Policy during the first 10 Policy Years.	Maximum: $47.49 per $1000 Minimum: $4.48 per $1000
Initial Surrender Charge for 45 year-old male non-smoker, $120,000 Face Amount		$20.88 per $1000
Partial Withdrawal Service Fee (3)	When you make a withdrawal.	The lesser of 2% of amount withdrawn or $25.00
Transfer Fee (4)	Second and each subsequent transfer in each calendar month.	$10.00 maximum; $0 current
Loan Interest Rate (5)	When you have a Policy Loan	Interest Rate on Preferred Loans 2% Interest Rate on Standard Loans 3%

(1)	State premium tax rates currently vary from 0% to 4.0%. Applicable premium taxes are covered by the Premium Expense Charge.

(2)
The initial amount of the surrender charge generally equals the Initial Face Amount of your Policy multiplied by the applicable rate per thousand dollars of Face Amount. The applicable rate depends on the Insured’s age at issue, sex, status as a smoker and appropriate surrender charge percentage for the Policy Year in which the surrender occurs. An additional surrender charge applies to Face Amount increases. The surrender charge shown in the table above may not be representative of the charge you would pay. Surrenders are not assessed a partial withdrawal fee. For more information about the surrender charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

(3)	A Surrender Charge is not assessed on a partial withdrawal.

(4)
Currently, we are waiving this fee. The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees of up to 2% of the amount transferred if a Portfolio’s Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity. Currently, none of the Portfolios are imposing redemption fees. For more information see Short Term Trading Fees on page 18.

(5)
When we make a Policy Loan, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. The amounts allocated to the Loan Account are currently credited with interest at 2%. Preferred loans have a zero net cost while standard loans have a 1.00% net cost. Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans. For more information, see “Policy Loans” on page 26.

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The table below describes the fees and expenses that you pay periodically during the time that you own the Policy, not including the Portfolio fees and expenses. Each of these fees is calculated monthly and deducted from your Policy Value as part of the Monthly Deduction.*
PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance Charge (per $1000 Net Amount at Risk) (1)	Monthly
Maximum and Minimum COI Charge among all possible insureds:		Guaranteed: Maximum: $83.33 per $1000. Minimum: $0.01 per $1000.	Current: Maximum: $83.33 per $1000 Minimum: $0.01 per $1000.
COI Charge for a 45-year old Male Non-Smoker, $120,000 Face Amount, at issue		Guaranteed: $0.16 per $1000.	Current: $0.16 per $1000.
Administrative Expense Charge (tiered charge based upon per $1000 Initial Face Amount) (2)	Monthly during the first 30 Policy Years	Guaranteed Monthly rate: Same as current	Current rate: Maximum: $0.35 per $1000 Minimum: $0.06 per $1000
Administrative Charge for a 45-year old Male Non-Smoker, $120,000 Face Amount, at issue		$0.16 per $1000 on the first $100,000 $0.06 per $1000 on the amount over $100,000
Policy Fee	Monthly	Guaranteed: $15.00	Current: $11.00
Mortality and Expense Risk Charge (as a percentage of total monthly Sub-Account Value)	Monthly	Guaranteed Rate: Policy Years 1-10: 0.08% Policy Years 11+: 0.04%	Current Rate: Policy Years 1-10: 0.06% Policy Years 11+: 0.03%
* We currently do not deduct a separate charge against the Separate Account for income taxes. In the future, however, we may impose such a charge if, in our sole discretion, we determine that we will incur a tax from the operation of the Separate Account.

(1)
The cost of insurance charge varies based on individual characteristics such as the age, Policy Year, underwriting class, Face Amount and sex of the Insured. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate than the guaranteed rate shown in your Policy. We calculate a separate cost of insurance charge for any increase in the Face Amount based on the Insured’s circumstances at the time of the increase. For more information about the calculation of the Net Amount at Risk and the cost of insurance charges, see “Charges and Deductions” on page 31. Net Amount at Risk is defined as (a) — (b), where (a) is the Death Benefit as of the prior Monthly Activity Day divided by 1.0032737; and (b) is the Policy Value as of the prior Monthly Activity Day.

The cost of insurance charge shown in the table above may not be representative of the charge you would pay. For more information about the cost of insurance charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

(2)
The monthly Administrative Expense Charge varies based on the Insured’s age at issue of the Policy, sex, payment class, and face amount. The guaranteed amount is the same as the current amount.  An additional Administrative Expense Charge applies to Face Amount increases.

The monthly Administrative Expense Charge shown in the table above may not be representative of the charge you would pay. For more information about the monthly Administrative Expense Charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

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OPTIONAL BENEFIT CHARGES
Currently, we are offering the following optional riders, which are subject to state availability. The charges for the riders you select are deducted monthly from your Policy Value as part of the Monthly Deduction or as noted. You may not be eligible for all optional Riders shown below. The benefits provided under each rider are summarized in “Optional Insurance Benefits” beginning on page 24:

Optional Benefit	When Charge is Deducted	Amount Deducted
Children’s Level Term Rider (per $5,000 unit of coverage)	Monthly	$2.50 per unit per month
Accidental Death Benefit Rider (per $1,000 of benefit amount) (1)	Monthly
Maximum and minimum COI Charge among all possible insureds:		Maximum COI: $0.13 per $1,000 Minimum COI: $0.08 per $1,000
COI charge for a 45-year old Male Non-Smoker, $120,000 face amount, at issue:		COI: $0.10 per $1,000
Continuation of Payment Rider (per $100 of benefit amount) (2)	Monthly
Maximum and minimum COI Charge among all possible insureds:		Maximum COI: $1.54 per $100 Minimum COI: $0.25 per $100
COI charge for a 45-year old Male Non-Smoker, $120,000 face amount, at issue:		COI: $0.64 per $100
Guaranteed Insurability Rider (3)	Monthly
Minimum and maximum COI Charge among all possible insureds:		Maximum COI: $0.12 per $1,000 Minimum COI: $0.07 per $1,000
COI charge for a 30-year old:		COI: $0.11 per $1,000
Accelerated Death Benefit Rider, Terminal Illness	When Benefit Elected	$150
Accelerated Death Benefit Rider, Chronic Illness	When Benefit Elected	$250
Overloan Protection Rider	When Benefit Elected	4.5% of Policy Value

(1)
The applicable charge depends on the Insured’s age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(2)
The applicable charge depends on the Insured’s sex and age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(3)
The Guaranteed Insurability Rider can be elected only at Policy issue for insureds 38 years old and younger. The applicable charge depends on the Insured’s age at issue. For more information about the charge that applies to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

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Portfolio Annual Expenses ( as a percentage of Portfolio average daily net assets)
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. Advisors and/or other service providers of certain Portfolios may have agreed to waive their fees and/or reimburse Portfolio expenses in order to keep the Portfolios’ expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement. More detail concerning each Portfolio’s fees and expenses appears in the prospectus for each Portfolio.

	Minimum	Maximum
Total Annual Operating Expenses(1) (expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or service (12b-1) fees, and other expenses)	0.10%	1.10%

(1)	Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2019.

Purchase of Policy and Premiums
Application for a Policy. You may apply to purchase a Policy by submitting a written application to us at the address given on the first page of this Prospectus. The maximum issue age is 80. The minimum Face Amount for a Policy is $100,000. Before we issue a Policy, we require you to submit evidence of insurability satisfactory to us. Acceptance of your application is subject to our underwriting rules. We reserve the right to reject your application for any lawful reason. If we do not issue a Policy to you, we return your Premium to you. We reserve the right to change the terms or conditions of your Policy to comply with changes in the applicable law. Not all riders may be available in all states. This Prospectus describes all material features of the Policy including all material variations due to individual state requirements.
We issue your Policy when we have determined that your application meets our underwriting requirements. We apply our customary underwriting standards to the proposed Insured. If on the Issue Date there are outstanding requirements, we will allocate your Premium when all requirements have been met. An example of an outstanding requirement is an amendment to your application that requires your signature. In cases where premium allocations are delayed due to outstanding requirements, the premium is held in an account without interest until the policy can be issued. We commence coverage of the Insured under the Policy, on the later of: (i)    the Issue Date, (ii) the date that we receive your first Premium, or (iii) the date that all underwriting requirements have been met.
If you pay a Premium with your application, we provide you with up to $1,000,000 of temporary conditional insurance if you meet all of the terms of the Temporary Insurance Agreement. The Temporary Insurance Agreement provides coverage during the underwriting of your application but only if you meet its requirements, including you are free of certain excluded medical conditions. This temporary conditional coverage starts when you complete your application and pay the first Premium, unless a medical exam or lab test results are required. In that event, temporary conditional coverage starts when all medical exams have been completed and lab specimens provided. The Issue Date determines Monthly Activity Days, Policy Months, and Policy Years.
Premium Payments. During the first Policy Year, you must pay an amount at least equal to the required Premium shown in your Policy. You may also make a Monthly Automatic Payment.
You may pay additional Premium at any time, and in any amount, as long as your Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code, as explained in “Federal Taxes” beginning on page 35. Premiums must be sent to us at our address on the first page. Unless you request otherwise in writing, we treat all payments received while a Policy loan exists as new Premium.
Your Policy also shows a planned periodic Premium amount; however, you are not required to pay the planned periodic Premiums. You set the planned periodic Premium when you purchase your Policy. Your Policy will not lapse because you did not pay a planned periodic Premium.
Even if you pay all of the planned periodic Premiums, your Policy nevertheless may enter the Grace Period and thereafter lapse if you have not paid the required Safety Net Premium amount and the Net Surrender Value is no longer enough to pay the Monthly Deductions. Please see the “Safety Net Premium” discussion just below. Yet, paying planned periodic Premiums will generally provide greater benefits than if a lower amount of Premium is paid.
Premium Limits. Before we accept any Premium that would require an increase in the net amount at risk under the Policy, you first must provide us with evidence of insurability. The Tax Code imposes limits on the amount of Premium that can be contributed under a life insurance contract. If you exceed this limit, your Policy would lose its favorable federal income tax treatment under the Tax Code. Accordingly, we will not accept any Premium that would cause your Policy to exceed this limit, unless you increase the Face Amount of your Policy appropriately. To obtain this increase, you must submit a written request to us and provide evidence

12 PROSPECTUS

of insurability meeting our then current underwriting standards. Otherwise, we will only accept the portion of your Premium that would cause your total Premiums to equal the maximum permitted amount and we will return the excess to you. In addition, we will not accept any additional Premium from you until we can do so without exceeding the limit set by the Tax Code.
Paying too much Premium also could cause your Policy to be treated as a “modified endowment contract” for federal income tax purposes. See “Modified Endowment Contracts” on page 37 for more information.
Safety Net Premium. The Safety Net Premium feature can enable you to keep your Policy (including any riders) in force during a specified period regardless of changes in the Policy Value. If the Insured is age 60 or less at the Issue Date, the specified period is the first 20 Policy Years. If the Insured is age 61 to 75 at the Issue Date, it runs from the Issue Date until the next Policy Anniversary after the Insured’s 80th birthday. If the Insured is over age 75 at the Issue Date, it runs from the Issue Date until five years after the Issue Date.
Ordinarily, your Policy enters the Grace Period and may lapse if the Net Surrender Value is not sufficient to pay a Monthly Deduction when it is due. For additional discussion of lapse, please see “Lapse and Reinstatement” on page 30. Under the Safety Net Premium feature, however, we guarantee that, regardless of declines in your Policy Value, your Policy will not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and outstanding Policy Loans, are greater than the monthly Safety Net Premium amount times the number of months since the Issue Date.
During the first Policy Year, the Safety Net Premium amount is the minimum Premium required in order to issue the Policy. In subsequent years, the Safety Net Premium is the same as that of the first year provided there are no changes made to your Policy. As a result, if you pay your required Premium on a timely basis, the Safety Net Premium feature remains in effect. Because the Safety Net Premium feature covers optional Riders, adding optional Riders to your Policy increases your Safety Net Premium amount. Face amount increases or decreases, partial withdrawals, and death benefit option changes may also affect the monthly Safety Net Premiums.
If at any time your total Premiums, less partial withdrawals and Policy Debt, are less than the product of the monthly Safety Net Premium times the number of Policy Months since the Issue Date, the Safety Net Premium guarantee ends. We will notify you and you will be given 61 days to satisfy any shortfall. If such payments are not made during this period, the Safety Net Premium provision will terminate. The Safety Net Premium feature can be reinstated at any time before the Safety Net expiry date if total premium payments received, less partial withdrawals and policy debt are greater than the sum of the required monthly safety net premiums. For more detail about the circumstances in which the Policy will lapse, see “Lapse and Reinstatement” on page 30.
The following are examples of how the Safety Net Premium may change as a result of changes in your Policy:

Base Policy	Monthly Safety Net Premium
Face Amount $250,000, 45 Male Non-Smoker, Death Benefit Option 1, no riders	$211.88
Changes to Base Policy
Increase Face Amount to $300,000 in year 5	$263.92
Decrease Face Amount to $200,000 in year 5	$169.50
Partial Withdrawal of $3,000 in year 5	$209.34
Modified Endowment Contracts. Under certain circumstances, a Policy could be classified as a “modified endowment contract,” which is a category of life insurance contract defined in the Tax Code. If your Policy were to become a modified endowment contract, distributions and loans from the Policy could result in current taxable income for you, as well as other adverse tax consequences. These tax consequences are described in more detail in “Federal Taxes — Modified Endowment Contracts.”
Your Policy could be a Modified Endowment Contract if, among other things, you pay too much Premium or if the Death Benefit is reduced. We monitor the status of your Policy and advise you if you need to take action to prevent the Policy from becoming a modified endowment contract. If you pay a Premium that would result in this classification, we notify you and allow you to request a refund of the excess Premium, or other action, to avoid having your Policy become a modified endowment contract. If, however, you choose to have your Policy become a modified endowment contract, we do not refund the Premium.
Your policy will be a Modified Endowment Contract if it is issued in exchange for a modified endowment contract issued by another insurer. Your policy will not be a modified endowment contract if it is issued in exchange for a non-modified endowment contract in a transaction that qualifies under Section 1035 of the Tax Code. However, paying additional premium into such a policy could cause it to become a modified endowment contract. For more information, please consult your tax advisor, and see “Replacement of Modified Endowment Contracts” in the Statement of Additional Information.

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Allocation of Premiums. Your Net Premiums are allocated to the Sub-Account(s) and the Fixed Account in the proportions that you have selected. You must specify your allocation percentages in your Policy application. Percentages must be in whole numbers and the total allocation must equal 100%. We allocate your subsequent Net Premiums in those percentages until you give us new allocation instructions.
Initially, you may allocate your Policy Value among twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. You may allocate Policy Value among these options from time to time so long as your Policy Value is spread among no more than the 21 options. In the future, we may change or waive this limit.
We allocate your initial Net Premium to the Sub-Accounts and the Fixed Account, as you have instructed us, on the Issue Date. If you do not pay the first Premium until after the Issue Date, we allocate your initial Net Premium to the Sub-Accounts and the Fixed Account on the date we receive it at the Home Office. If there are outstanding requirements when we issue the Policy, your Premiums are not allocated until all requirements are satisfied. In these cases, the premium is held in an account without interest until the outstanding requirements are satisfied. We do not credit earnings or interest before the Issue Date.
In most states, we will return your Policy Value, plus any charges previously deducted, if you cancel your Policy during the “free-look” period. However, in some states, we are required to return your Premium if you cancel your Policy during the “free-look” period. In those states, we will delay allocating your Premiums to the Sub-Accounts or to the Fixed Account until after the “free-look” period. In the interim, we allocate all of your Premiums to the Fixed Account only. For more information, please see “Cancellation Rights” on page 31.

Policy Value
General. Your Policy Value is the sum of the values of your interests in the Sub-Accounts of the separate account plus the value of the Fixed Account and the Loan Account. Your Policy Value changes daily to reflect the performance of the Sub-Accounts you have chosen, the addition of interest credited to the Fixed Account, the addition of Net Premiums, and the subtraction of partial withdrawals and charges assessed. There is no minimum guaranteed Policy Value.
On the Issue Date or, if later, the date your first Premium is received, we deduct the Monthly Deduction for the first Policy Month. We have described the formula to compute your portion of Policy Value in a particular Sub-Account in the Statement of Additional Information.
We make all calculations in connection with the Policy (other than the initial Premiums) on the date we receive your Premium or your request for other action, if that date is a Valuation Date. Otherwise, we make that determination on the next succeeding day that is a Valuation Date. Calculations for initial Premiums and Premiums requiring underwriting are made on the date your Net Premium is allocated to the Sub-Accounts and the Fixed Account, as described in “Allocation of Premiums” above.
Accumulation Units. We determine the number of Accumulation Units in each Sub-Account to allocate to your Policy by dividing that portion of your Net Premium or other transaction allocated to a Sub-Account by that Sub-Account’s Accumulation Unit Value on the Valuation Date when the allocation occurs.
Accumulation Unit Value. The Accumulation Unit Value for each Sub-Account varies to reflect the investment experience of the applicable Portfolio. We determine the Accumulation Unit Value for each Sub-Account on each Valuation Date by multiplying the Accumulation Unit Value on the preceding Valuation Date by the Net Investment Factor for that Sub-Account for the Valuation Period then ended.
The Net Investment Factor for each Sub-Account is (1) divided by (2), where:

1)
equals (a) the net asset value per share of the Portfolio held in the Sub-Account at the end of the current Valuation Period, plus (b) the per share amount of any dividend or capital gains distribution made by the Portfolio during the current Valuation Period, plus or minus (c) a per share credit or charge with respect to any taxes which we paid or for which we reserved during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account (no federal income taxes currently are applicable); and

2)	is the net asset value per share of the Portfolio held in the Sub-Account at the end of the previous Valuation Period.
Please refer to the Prospectuses for the Portfolios for a description of how the assets of each Portfolio are valued, since that determination has a direct bearing on the Net Investment Factor of the corresponding Sub-Account and, therefore, your Policy Value.
Written Requests and Forms in Good Order. Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in “good order.”

14 PROSPECTUS

Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.
Postponement of Payments. We may defer for up to fifteen days the payment of any amount attributable to a Premium paid by check to allow the check a reasonable time to clear. We may postpone paying any amount for a total surrender or a partial withdrawal, the disbursement of a Policy Loan, or the payment of the Death Benefit Proceeds, in the following circumstances: (i) whenever the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings); (ii) when trading on the NYSE is restricted or an emergency exists, as determined by the SEC, so that disposal of the Separate Account’s investments or determination of the value of its net assets is not reasonably practicable; or (iii) at any other time permitted by the SEC for your protection.
In addition, we may delay payment of the Surrender Value in the Fixed Account for up to six months or a shorter period if required by law. If we defer payment for more than 30 days, we add interest at our current rate from the time you asked for the Surrender Value in accordance with applicable state law.
We may postpone paying any amount for a total surrender, a partial withdrawal, or the disbursement of a Policy Loan to authenticate the signature on a request. In the event that we postpone payment, the request will not be effective until we have validated the signature on the request to our satisfaction. Once accepted, the request for a total surrender, a partial withdrawal, or a Policy Loan will be paid within seven days.

Transfers
General. While the Policy is in force, you may transfer Policy Value among the Fixed Account and Sub-Accounts in writing or by telephone. Currently, there is no minimum transfer amount. We may set a minimum transfer amount in the future. In the future, we may charge you the transfer fee described on page 34, although currently we are waiving it.
You currently may not have Policy Value in more 21 Investment Options. Accordingly, we will not perform a transfer that would cause your Policy to exceed that limit. We may waive this limit in the future.
Generally, we only make transfers on days when the NYSE is open for business. See “Policy Value” on page 14. If we receive your request on a day when the NYSE is not open for business, or if we receive your request after the close of business on the NYSE, we make the transfer on the first subsequent day on which the NYSE is open.
Special requirements apply to transfers from the Fixed Account. You may transfer a single payment from the Fixed Account to the Sub-Accounts only during the 60-day period beginning on the Issue Date or each Policy Anniversary. We do not process transfer requests involving the Fixed Account at any other time, except transfers pursuant to a Dollar Cost Averaging or Portfolio Rebalancing program.
You may not transfer Policy Value or allocate new Premiums into the Fixed Account if transfers are being made out under the Dollar Cost Averaging program. However, we may waive or modify these restrictions on transfers from the Fixed Account.
This limit also applies to transfers under a Dollar Cost Averaging program, unless you choose to transfer your entire Fixed Account balance to Sub-Accounts. In that case, your maximum monthly transfer amount may not be more than 1/36th of your Fixed Account balance on the day of the first transfer.
The Policy permits us to defer transfers from the Fixed Account for up to six months from the date you request a transfer.
Transfers Authorized by Telephone. You may make transfers by telephone. Telephone transfers may not be available if all lines are busy. In that case, you will need to submit a written request or try to call later. Please see the SAI for a description of our procedures for telephone transfers.
We use procedures that we believe provide reasonable assurance that telephone authorized transfers are genuine. For example, we request identifying information from persons purporting to authorize transfers. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.
At any time, we may suspend, modify or terminate your privilege to make transfers via the telephone, or via other electronic or automated means specifically approved by the Company, including, but not limited to, automated telephone services, facsimile machine, e-mail and electronic services via online access. Among other things, we reserve the right to limit the number of such transfers among the Sub-Accounts in any Policy Year, or to refuse any telephone transfer request. We also reserve the right to restrict such transfers in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policy Owners.

15 PROSPECTUS

Dollar Cost Averaging. Under our automatic Dollar Cost Averaging program, while the Policy is in force you may authorize us to transfer a fixed dollar amount at fixed intervals from the Fixed Account or a Sub-Account of your choosing so long as your Policy Value is spread among no more than 21 Investment Options. The interval between transfers may be monthly, quarterly, semi-annually or annually, at your option. There are no fees associated with the Dollar Cost Averaging program. Transfers made under a Dollar Cost Averaging program will not be assessed a transfer fee and do not count towards the number of transfers you can make before a transfer fee applies. The transfers are made at the Accumulation Unit Value on the date of the transfer. The transfers continue until you instruct us otherwise, or until your chosen source of transfer payments is exhausted. Currently, the minimum transfer amount is $100 per transfer. We may change this minimum or grant exceptions. If you elect this program, the first transfer occurs one interval after you elect the Dollar Cost Averaging program. Your request to participate in this program is effective when we receive your completed application at the P.O. Box given on the first page of this Prospectus. Please call or write us for a copy of the application. You may elect to increase, decrease or change the frequency or amount of transfer payments under a Dollar Cost Averaging program. Special restrictions apply to transfers from the Fixed Account. Please see “Transfers — General” on page 15 for a discussion of these restrictions.
The theory of Dollar Cost Averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program, nor does it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as Dollar Cost Averaging, periodic transfers from a Sub-Account with more volatile performance experience is unlikely to produce the desired effects of Dollar Cost Averaging as would transfers from a less volatile Sub-Account. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time.
Portfolio Rebalancing. Portfolio Rebalancing allows you to maintain the percentage of your Policy Value allocated to each Sub-Account or the Fixed Account or both at a preset level. Over time, the variations in each Sub-Account’s investment results shift the balance of your Policy Value allocations. Under the Portfolio Rebalancing feature, we automatically transfer your Policy Value, including new Premiums, back to the percentages you specify. Portfolio Rebalancing is consistent with maintaining your desired allocation among the investment options.
You may choose to have rebalances made monthly, quarterly, semi-annually or annually. There are no fees associated with Portfolio Rebalancing. Transfers made under a Portfolio Rebalancing program will not be assessed a transfer fee and do not count towards the number of transfers you can make before a transfer fee applies. No more than 21 Investment Options can be included in a Portfolio Rebalancing program at one time. Transfers from the Fixed Account under a Portfolio Rebalancing program are subject to the overall limit on transfers from the Fixed Account. Accordingly, if the total amount transferred from the Fixed Account in any Policy Year reaches that limit before the end of the year, we do not transfer additional amounts from the Fixed Account for Portfolio Rebalancing purposes until the next Policy Year. We automatically terminate this option if you request any transfers outside the Portfolio Rebalancing program. If you wish to resume the Portfolio Rebalancing after it has been canceled, then you must complete a new Portfolio Rebalancing form and send it to our home office.
You may request Portfolio Rebalancing at any time by submitting a completed written request to us at the address given on the first page of this Prospectus. Please call or write us for a copy of the request form. If you stop Portfolio Rebalancing, you must wait 30 days to begin again. The date of your rebalancing must coincide with the same day of the month as your Issue Date. If you request rebalancing on your Policy application and specify the frequency, but not the date, for your first rebalancing, it occurs one interval after the Issue Date. Otherwise, your first rebalancing occurs one interval after we receive your completed request form. All subsequent rebalancings occur at the intervals you have specified on the day of the month that coincides with the same day of the month as your Issue Date.
Generally, you may change the allocation percentages, frequency or choice of Sub-Accounts at any time. If you include the Fixed Account in a Portfolio Rebalancing program, however, in any consecutive twelve months you may not change the allocation percentages more than twice and the total change to the Fixed Amount allocation may not exceed 20%. We may waive this restriction.
If your total Policy Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of Portfolio Rebalancing. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time. We may change, terminate, limit or suspend Portfolio Rebalancing at any time.
Market Timing & Excessive Trading. The Policies are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Policy Value. Our policy is not to accept knowingly any premium intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Policy if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Policy.

16 PROSPECTUS

We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under “Trading Limitations.” Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.
While we seek to deter market timing and excessive trading in Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Sub-Account may experience the adverse effects of market timing and excessive trading described above.
Trading Limitations. We reserve the right to limit transfers among the investment alternatives in any Policy Year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:

•
we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Policy Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Policy Owners; or

•
we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

•
the total dollar amount being transferred, both in the aggregate and in the transfer request; the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Sub-Account in a short period of time can constitute market timing);

•
whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities (e.g., International, High Yield, and Small Cap Sub-Accounts);

•	whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and

•	the investment objectives and/or size of the Sub-Account’s underlying Portfolio.
We seek to uniformly apply these trading limitations to all trades, including those that occur through omnibus accounts at intermediaries. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.
If we determine that a Policy Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Policy Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Policy Owner from making future additions or transfers into the impacted Sub-Account(s) or will restrict that Policy Owner from making future additions or transfers into the class of Sub-Account(s) if the Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (e.g., International, High Yield, and Small Cap Sub-Accounts).
In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.
Agreements to Share Information with Funds. Under the Investment Company Act of 1940, Allstate Assurance Company has entered into information sharing agreements with each of the fund companies whose funds are offered under the Policy. Policy Owner trading information is shared under these agreements as necessary for the fund companies to monitor fund trading and Allstate Assurance Company’s trading policy. Under these agreements, Allstate Assurance Company is required to share information regarding Policy Owner transactions, including but not limited to information regarding fund transfers initiated by you. In addition

17 PROSPECTUS

to information about Policy Owner transactions, this information may include personal Policy Owner information, including names and social security numbers or other tax identification numbers. As a result of this information sharing, a fund company may direct us to restrict a Policy Owner’s transactions if the fund determines that the Policy Owner has violated the fund’s frequent trading policies. This could include the fund directing us to reject any allocations of premium or Policy value to the fund.
Short Term Trading Fees. The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio’s Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity and/or holding periods that can reduce or dilute the value of outstanding shares issued by the Portfolio. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio. If a Portfolio elects to adopt and charge redemption fees, these fees will be passed on to the Policy Owner(s) responsible for the short-term transfer activity generating the fee.
We will administer and collect redemption fees and forward these fees to the Portfolio. Please consult the Portfolio’s prospectus for more complete information regarding the fees and charges associated with each Portfolio.

Investment and Fixed Account Options
The Sub-Accounts and the Portfolios. Each of the Sub-Accounts of the Separate Account invests in the shares of one of the Portfolios. The income and realized and unrealized gains or losses on the assets of each Sub-Account are separate and are credited to or charged against the particular Sub-Account without regard to income, gains or losses from any other Sub-Account or from any other part of our business. We use the Net Premiums you allocate to a Sub-Account to purchase shares in the corresponding Portfolio and redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.
Each Portfolio is either an open-end management investment company registered under the 1940 Act or a separate investment series of an open-end management investment company.
Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio is subject to certain investment restrictions and policies, which may not be changed without the approval of a majority of the shareholders of the Portfolio. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.
We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives.
We have briefly described the Portfolios below. The Sub-Accounts investing in certain Portfolios may not be available in all states. You should read the current Prospectuses for the Portfolios for more detailed and complete information concerning the Portfolios, their investment objectives and strategies, and the investment risks associated with the Portfolios. We will mail to you a prospectus for each Portfolio related the Sub-Accounts to which you allocate your premium.
You should carefully consider the investment objectives, risks, charges and expenses of the investment alternatives when making an allocation to the Sub-Accounts. To obtain any or all of the underlying Portfolio prospectuses, please contact us at 1-800-865-5237.
Variable insurance Portfolios might not be managed by the same portfolio managers who manage retail mutual funds with similar names. These Portfolios are likely to differ from similarly named retail mutual funds in assets, cash flow, and tax matters. Accordingly, the holdings and investment results of a variable insurance Portfolio can be expected to be higher or lower than the investment results of a similarly named retail mutual fund.

Sub-Accounts	Investment Objective	Investment Advisor/Subadvisor (1)
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
Invesco Oppenheimer VI Discovery Mid Cap Growth Fund - Series I (2)	The fund seeks capital appreciation.	Invesco Advisers, Inc.
Invesco V.I. American Value Fund - Series I	To provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.
Invesco V.I. Diversified Dividend Fund - Series I	To provide reasonable current income and long term growth of income and capital.
Invesco V.I. High Yield Fund - Series I	Total return comprised of current income and capital appreciation.	Invesco Advisers, Inc. (advised by Invesco Canada Ltd.)

18 PROSPECTUS

Sub-Accounts	Investment Objective	Investment Advisor/Subadvisor (1)
Invesco V.I. International Growth Fund - Series I	Long-term growth of capital.	Invesco Advisers, Inc.
Invesco V.I. Value Opportunities Fund - Series I	Long-term growth of capital.
THE ALGER PORTFOLIOS
Alger Balanced Portfolio - Class I-2	Current income and long-term capital appreciation.	Fred Alger Management, Inc.
Alger Capital Appreciation Portfolio - Class I-2	Long-term capital appreciation.
Alger Mid Cap Growth Portfolio - Class I-2	Long-term capital appreciation.
Alger Small Cap Growth Portfolio - Class I-2	Long-term capital appreciation.
ALPS VARIABLE INVESTMENT TRUST (3)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I	Capital appreciation.	ALPS Advisors, Inc. (advised by Morningstar Investment Management, LLC)
Morningstar Balanced ETF Asset Allocation Portfolio Class I	Capital appreciation and some current income.
Morningstar Conservative ETF Asset Allocation Portfolio Class I	Current income and preservation of capital.
Morningstar Growth ETF Asset Allocation Portfolio Class I	Capital appreciation.
Morningstar Income and Growth ETF Asset Allocation Portfolio Class I	Current income and capital appreciation.
FIDELITY® VARIABLE INSURANCE PRODUCTS
Fidelity® VIP ContrafundSM Portfolio - Initial Class	Long-term capital appreciation.	Fidelity Management & Research Company (FMR) (advised by FMR Co., Inc. (FMRC) and other investment advisers serves as sub-advisers for the fund.)
Fidelity® VIP Disciplined Small Cap Portfolio - Initial Class	Capital appreciation.	Fidelity Management & Research Company (FMR) (advised by Geode Capital Management, LLC (Geode) and FMR Co., Inc. (FMRC))
Fidelity® VIP Emerging Markets Portfolio - Initial Class	Capital appreciation.	Fidelity Management & Research Company (FMR) (advised by FMR Co., Inc. (FMRC) and other investment advisers serves as sub-advisers for the fund.)
Fidelity® VIP Equity-Income PortfolioSM - Initial Class
Reasonable Income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.
Fidelity Management & Research Company (FMR) (advised by FMR Co., Inc. (FMRC) and other investment advisers serves as sub-advisers for the fund.)
Fidelity® VIP Government Money Market Portfolio - Initial Class	As high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity Management & Research Company (FMR) (advised by Other investment advisers serves as sub-advisers for the fund.)
Fidelity® VIP Growth Portfolio - Initial Class	To achieve capital appreciation.	Fidelity Management & Research Company (FMR) (advised by FMR Co., Inc. (FMRC) and other investment advisers serves as sub-advisers for the fund.)
Fidelity® VIP Index 500 Portfolio - Initial Class	Investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.	Fidelity Management & Research Company (FMR) (advised by Geode Capital Management, LLC (Geode) and FMR Co., Inc. (FMRC) serve as sub-advisers for the fund.)
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	As high a level of current income as is consistent with the preservation of capital.	Fidelity Management & Research Company (FMR) (advised by Other investment advisers serves as sub-advisers for the fund.)
Fidelity® VIP Mid Cap Portfolio - Initial Class	Long-term growth of capital.	Fidelity Management & Research Company (FMR) (advised by FMR Co., Inc. (FMRC) and other investment advisers serves as sub-advisers for the fund.)
Fidelity® VIP Overseas Portfolio - Initial Class	Long-term growth of capital.	Fidelity Management & Research Company (FMR) (advised by FMR Co., Inc. (FMRC), FMR Investment Mgmt. (UK) Limited (FMR UK) and other investment advisers serves as sub-advisers for the fund.)
Fidelity® VIP Real Estate Portfolio - Initial Class	Above-average income and long-term capital growth, consistent with reasonable investment risk. Fund seeks to provide a yield that exceeds the composite yield of the S&P 500® Index.	Fidelity Management & Research Company (FMR) (advised by FMR Co., Inc. (FMRC) and other investment advisers serves as sub-advisers for the fund.)

19 PROSPECTUS

Sub-Accounts	Investment Objective	Investment Advisor/Subadvisor (1)
Fidelity® VIP Value Portfolio - Initial Class	Capital appreciation.	Fidelity Management & Research Company (FMR) (advised by FMR Co., Inc. (FMRC) and other investment advisers serves as sub-advisers for the fund.)
JANUS ASPEN SERIES
Janus Henderson Balanced Portfolio - Institutional Shares	Long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Capital Management LLC
Janus Henderson Enterprise Portfolio - Institutional Shares	Long-term growth of capital.
Janus Henderson Flexible Bond Portfolio - Institutional Shares	Maximum total return, consistent with preservation of capital.
Janus Henderson Forty Portfolio - Institutional Shares	Long-term growth of capital.
Janus Henderson Global Technology and Innovation Portfolio - Institutional Shares	Long-term growth of capital.
Janus Henderson Mid Cap Value Portfolio - Institutional Shares	Capital appreciation.	Janus Capital Management LLC (advised by Perkins Investment Management LLC)
Janus Henderson Research Portfolio - Institutional Shares	Long-term growth of capital.	Janus Capital Management LLC

(1)	Subadvisor names may change frequently. This information will be updated annually. For current information, please contact us at the telephone number shown on the first page of this Prospectus.

(2)
Effective April 30, 2020, the Invesco V.I. Mid Cap Growth Fund - Series I is no longer available as an investment alternative. Therefore, the corresponding Invesco V.I. Mid Cap Growth Fund - Series I Sub-Account that invests in this Portfolio is closed and is no longer offered as of May 1, 2020. We will no longer accept purchase payments, permit transfers or any allocations to this Variable Sub-Account. Any amount invested in the Invesco V.I. Mid Cap Growth Fund - Series I as of May 1, 2020, will be transferred to the Invesco Oppenheimer VI Discovery Mid Cap Growth Fund - Series I Sub-Account.

(3)
The Morningstar ETF Allocation Series Portfolios invest in underlying ETFs and will indirectly bear their proportionate share of any fees and expenses payable directly by the underlying ETFs. As a result, the Portfolios may incur higher expenses, many of which may be duplicative. The five sub-accounts as provided in this subsection are referred to in the prospectus as the Morningstar ETF Allocation Series Portfolios.

Each Portfolio is subject to certain investment restrictions and policies, which may not be changed without the approval of a majority of shareholders of the Portfolio. Please see the accompanying Prospectuses of the Portfolios for additional information.
We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.
Some of the Portfolios have been established by investment advisors, which manage retail mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after retail mutual funds, you should understand that the Portfolios are not otherwise directly related to any retail mutual fund. Consequently, the investment performance of retail mutual funds and any similarly named Portfolio may differ substantially.
Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contacts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. Although neither we nor any of the Portfolios currently foresees any such disadvantages either to variable life insurance or variable annuity contract owners, each Portfolio’s Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a Board of Directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Policy Owners will not bear the attendant expenses.
Voting Rights. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Sub-Accounts to which you have allocated your Policy Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. We notify you when your instructions are needed and provide proxy materials or other information to assist you in understanding the matter at issue. We determine the number of votes for which you may give voting instructions as of the record date set by the relevant Portfolio for the shareholder meeting at which the vote will occur.
In most cases, you are the person entitled to give voting instructions. However, if you assign your Policy, the assignee may be entitled to give voting instructions. Retirement plans may have different rules for voting by plan participants.
If you send written voting instructions to us, we follow your instructions in voting the Portfolio shares attributable to your Policy. If you do not send written instructions, we vote the shares attributable to your Policy in the same proportions as the shares for which we have received instructions from other Policy Owners. While proportional voting guarantees all outstanding shares of a Portfolio are voted, it can lead to a small number of shareholders determining the outcome of a proxy.

20 PROSPECTUS

We may, when required by state insurance regulatory authorities, disregard Policy Owner voting instructions if the instructions would cause a change in the sub-classification or investment objective of one or more of the Portfolios or to approve or disapprove an investment advisory contract for one or more of the Portfolios.
In addition, we may disregard voting instructions in favor of changes initiated by Policy Owners in the investment objectives or the investment advisor of the Portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Portfolio or would result in the purchase of securities for the Portfolio which vary from the general quality and nature of investments and investment techniques utilized by the Portfolio. If we disregard voting instructions, we include a summary of that action and our reasons for that action in the next semi-annual report to you.
This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio shares without obtaining instructions from our Policy Owners, and we may choose to do so.
Additions, Deletions and Substitutions of Securities. We reserve the right, subject to applicable law:

•	to operate the Separate Account in any form permitted by law;

•	to take any action necessary to comply with, or obtain and continue any exemption from, applicable laws;

•	to transfer assets from one Sub-Account to another, or to our general account;

•	to add, combine, or remove Sub-Accounts in the Separate Account;

•	to assess a charge for taxes attributable to the operations of the Separate Account or for other taxes, as described in “Charges and Deductions”; and

•
to change the way in which we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

•	De-register the separate account under the Investment Company Act of 1940;

•	Manage the separate account under the direction of a committee or discharge such committee at any time;

•	Restrict or eliminate any voting rights of policy owners or other persons who have voting rights as to the separate account;

•	Combine the separate account with one or more other separate accounts; and

•
Transfer assets of the separate account, which we determine to be associated with the class of policies to which this policy belongs, to another separate account. If this type of transfer is made, the term “separate account”, as used in this policy, shall mean the separate account to which the assets were transferred.

The Fixed Account. The portion of the Policy relating to the Fixed Account is not registered under the Securities Act of 1933 (“1933 Act”) and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure regarding the Fixed Account has not been reviewed by the staff of the SEC. The statements about the Fixed Account in this Prospectus may be subject to generally applicable provisions of the federal securities laws regarding accuracy and completeness.
You may allocate part or all of your Premiums to the Fixed Account in states where it is available. Amounts allocated to the Fixed Account become part of the general assets of Allstate Assurance Company. Allstate Assurance Company invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.
We credit interest to amounts allocated to the Fixed Account at an effective annual rate of at least 2%. We are not obligated to, but we may credit interest at a higher rate. You assume the risk that the interest rate credited to the Fixed Account may be no higher than 2%.
Asset Allocation Program As a Policy Owner, you may elect to participate in the optional asset allocation program for no additional charge to you. The asset allocation program can be elected at issue or any time your Policy is inforce. The asset allocation program provides Policy Owners with an assessment questionnaire to help them determine their investment time horizon and tolerance for risk. The questions on the questionnaire have been provided by ALPS, Inc. and Morningstar Associates and included in the asset allocation program information developed and provided by us. Based on the answers to the questionnaire, one of five asset allocation Sub-Accounts, the Morningstar ETF Asset Allocation Series Portfolios, is recommended. These portfolios are managed such that the allocations between different asset classes remain consistent with the qualities identified during the initial

21 PROSPECTUS

assessment. The objective of each asset allocation Sub-Account is to provide disciplined, diversified access to a variety of asset classes that is consistent with an investor’s risk profile and investment time horizon.
Asset allocation is the process by which your Policy Value is invested in different asset classes in a way that matches your risk tolerance, time horizon, and investment goals. Theoretically, different asset classes tend to behave differently under various economic and market conditions. By spreading your Policy Value across a range of asset classes, you may, over time, be able to reduce the risk of investment volatility and potentially enhance returns. Asset allocation does not guarantee a profit or protect against loss in a declining market.
If you elect to participate in this program at issue, you may select one of the currently available Morningstar ETF Asset Allocation Series Portfolios. The Portfolios, advised by ALPS Advisers, Inc. and sub-advised Morningstar Associates, Inc., represent five different investment styles: Conservative, Income and Growth, Balanced, Growth, and Aggressive Growth. Each of the Morningstar ETF Asset Allocation Series Portfolios is designed to meet the investment goals of the applicable investment style. Once you select a Morningstar ETF Asset Allocation Series Portfolio, your Policy Value will be allocated to the corresponding Morningstar ETF Asset Allocation Series Sub-Account. Additional investment options available with the asset allocation program at issue include the Fixed Account and the Fidelity VIP Government Money Market Sub-Account. We recommend that you consult with your sales representative and obtain and read the prospectus for the Morningstar ETF Asset Allocation Series carefully before participating in the asset allocation program.
Once your policy is in force you may elect to participate in the asset allocation program if it was not elected at time of issue. You may also allocate Policy Value among the Morningstar ETF Asset Allocation Series Portfolios and any other investment options offered on your Policy as desired once your policy is in force. You can discontinue participation in the asset allocation program at any time by submitting a Fund Change form. Each transfer you make to modify your asset allocation program will count towards the number of transfers you can make without paying a transfer fee. You may want to consult with your sales representative before making a change to the asset allocation program to help you determine if the change is appropriate for your needs.
Although it is not advised, the Morningstar ETF Asset Allocation Series Portfolios Sub-Accounts could be invested in without completing the assessment questionnaire. This is not advised because the differing responses to the questionnaire are what have been used to develop the investment styles of the five Morningstar ETF Series Portfolios.
Allstate Assurance Company, the principal underwriter of the Policy and ADLLC, the distributor of the Policy, do not intend to provide any personalized investment advice in connection with the asset allocation program and you should not rely on this program as providing individualized investment recommendations to you. Policy Owners should ultimately rely on their own judgment and/or the judgment of a financial advisor in making their financial decisions.
The asset allocation program can be used in conjunction with our Dollar Cost Averaging program or Portfolio Rebalancing program. We reserve the right to terminate the asset allocation program at any time. If the program is terminated, but the Morningstar ETF Asset Allocation Series Portfolios are still available, the policyholder’s allocation will remain in the Morningstar ETF Asset Allocation Series Portfolios Sub-Accounts previously elected.

Death Benefits and Optional Insurance Benefits
Death Benefits. While your Policy is in force, we pay the Death Benefit proceeds upon the death of the Insured. We will pay the Death Benefit proceeds to the named Beneficiary(ies) or contingent Beneficiary(ies). As described below in “Settlement,” we pay the Death Benefit proceeds in one sum or under an optional payment plan.
The Death Benefit proceeds payable to the Beneficiary equal the applicable Death Benefit, less any Policy Debt and less any due and unpaid charges. The proceeds may be increased, if you have added a rider that provides an additional benefit. Riders which may impact the death benefit include the Accidental Death Benefit Rider, the Overloan Protection Rider, and the Accelerated Death Benefit Riders. Please see “Optional Insurance Benefits” beginning on page 24. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied. The amount of the Death Benefit is based on the Death Benefit Option you have selected, any increases or decreases in the Face Amount, and in some instances your Policy Value.
Death Benefit Options. The minimum Death Benefit is equal to the Face Amount. You may choose one of two Death Benefit Options:
Option 1: the Death Benefit is the greater of: (a) the Face Amount of the Policy on the date of death; or
(b) the Policy Value multiplied by the applicable corridor percentage as described below, and as set forth in your Policy. Option 1 is designed to provide a specific amount of Death Benefit that generally does not vary with changes in the Policy Value. As

22 PROSPECTUS

your Policy Value increases, the Net Amount at Risk under your Policy generally decreases, unless your Policy Value is sufficiently large to require that the Death Benefit be determined using the applicable corridor percentage.
Option 2: the Death Benefit is the greater of: (a) the Face Amount plus the Policy Value on the date of death; or (b) the Policy Value multiplied by the applicable corridor percentage. Under Option 2, the amount of the Death Benefit generally increases to reflect increases in the Policy Value. Under this option your Policy generally involves a constant Net Amount at Risk.
While your Policy remains in force, we guarantee that the Death Benefit will not be less than the greater of the current Face Amount of the Policy or the Policy Value multiplied by the applicable corridor percentage. We have set forth the applicable corridor percentages in the Policy. The corridor percentages are based upon the age of the Insured. The applicable corridor percentage decreases from 250% at age 40 or less to 100% at age 100 or above.
Since the cost of insurance charge is based upon the net amount at risk, it generally is less under a Policy with an Option 1 Death Benefit than one with an Option 2 Death Benefit. As a result, if the Sub-Accounts you select experience favorable investment results, your Policy Value tends to increase faster under Option 1 than under Option 2, but the total Death Benefit under Option 2 increases or decreases directly with changes in Policy Value. Thus, for a given Premium and Face Amount, you may prefer Option 1 if you are more interested in the possibility of increasing your Policy Value based upon favorable investment experience, while you may prefer Option 2 if you are seeking to increase total Death Benefits.
Example of Applicable Corridor Percentage. The corridor percentages are set so as to seek to ensure that the Policies qualify for favorable federal income tax treatment. An increase in Policy Value due to favorable investment experience may increase the Death Benefit above the Face Amount, and a decrease in Policy Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Face Amount). For example, if in the example below the Policy Owner paid a Net Premium of $40,000 and the Policy Value increased to $48,000 and then decreased to $34,000, the changes in Policy Value would have the following effects on the Death Benefit:

EXAMPLES	A	B

Face Amount	$100,000	$100,000
Death Benefit Option	1	1
Insured’s Attained Age	45	45
Policy Value on Date of Death	$48,000	$34,000
Applicable Corridor Percentage	215%	215%
Death Benefit	$103,200	$100,000
In Example A, the Death Benefit equals $103,200, i.e., the greater of $100,000 (the Face Amount) and $103,200 (the Policy Value at the Date of Death of $48,000, multiplied by the corridor percentage of 215%). This amount, less any Policy Debt and unpaid charges, constitutes the Death Benefit proceeds that we would pay to the Beneficiary.
In Example B, the Death Benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $73,100 (the Policy Value of $34,000 multiplied by the corridor percentage of 215%).
Change to Death Benefit Option. After the first Policy Year, you may change the Death Benefit Option by writing to us at the address given on the first page of this Prospectus. If you ask to change from Option 2 to Option 1, we increase the Face Amount of your Policy by the amount of the Policy Value. If you ask to change from Option 1 to Option 2, we decrease the Face Amount of your Policy by the amount of the Policy Value. The change takes effect on the Monthly Activity Day on or immediately following the day we receive your written request. We do not currently require you to prove insurability for a Death Benefit Option change. In addition, changes to the death benefit option may have tax consequences.  See “Federal Taxes - Modified Endowment Contracts” on page 37.
Change to Face Amount. You may change the Face Amount after the first Policy Year. You may request the change by writing to us at the address shown on the first page of this Prospectus. You should be aware that a change in the Face Amount changes the net amount at risk and, therefore, changes the cost of insurance charges on your Policy. The change will take effect on the Monthly Activity Day after we approve the request. We do not permit a Face Amount change if the Policy is in the Grace Period.
If you request a decrease in Face Amount, we first apply it to coverage provided by the most recent increase in Face Amount, then to the next most recent increase successively and finally to the coverage under the original application. We do not permit a decrease in the Face Amount of your Policy if afterward the Face Amount remaining in force would be less than $100,000. A decrease in the Face Amount affects the Safety Net Premium, if applicable. A Face Amount decrease will not be subject to a partial withdrawal fee, even if the reduction triggers a mandatory withdrawal of funds from this Policy.
To apply for an increase in the Face Amount, you must submit to us a supplemental application, accompanied by satisfactory evidence that the Insured is insurable. We do not permit any increase in Face Amount after the Insured’s 80th birthday. The minimum

23 PROSPECTUS

amount of a Face Amount increase is $10,000. You may not increase the Face Amount of your Policy more often than once every twelve months.
You should be aware that an increase in the Face Amount of your Policy affects the cost of insurance charges applicable to your Policy. As noted above, we deduct a larger amount of cost of insurance charges, because an increase in the Face Amount also increases the net amount at risk under your Policy. We will not approve a request for a Face Amount increase if the Net Surrender Value is too small to pay the Monthly Deduction for the Policy Month following the increase. As described in “Surrender Charge” on page 33 of this Prospectus, if you increase the Face Amount of your Policy, your maximum surrender charge also increases. Finally, increases in the Face Amount of your Policy also increase the Safety Net Premium amount. Modifying the Policy’s Face Amount may have tax ramifications. For additional information, please see “Federal Taxes” on page 35.
Optional Insurance Benefits. You may ask to add one or more riders to your Policy to provide additional optional insurance benefits. We require evidence of insurability before we issue a rider to you. We deduct the cost of any riders as part of the Monthly Deduction. Adding a Rider may also increase the Safety Net Premium amount for your Policy. The riders we currently offer are described below. All of these riders may be added to your Policy at any time except the Guaranteed Insurability Rider and the Overloan Protection Rider, which are only available at Policy issue. All of these riders may not be available in all states. In our discretion, we may offer additional riders or stop offering a rider.
All riders can be concurrently elected. Riders requiring an additional cost will reduce your Policy Value due to the cost of the Rider.

•	Children’s Level Term Rider.
This rider provides for level term insurance on the Insured’s children, as defined in the rider. We provide coverage until the earlier of the child’s 25th birthday or the Insured’s age 65. We pay the Death Benefit to the person designated by you. If the Insured dies while the rider is in effect, we convert the coverage on each child to paid-up term insurance that remains in force until the child reaches age 25. The rider may be exchanged for a new term policy on the earlier of each child’s 25th birthday, or the Insured’s age 65. We do not require evidence of insurability to exchange the rider.

•	Accidental Death Benefit Rider.
Under this rider, we provide additional insurance if the Insured dies from accidental bodily injury as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the next Policy Anniversary after the Insured’s 70th birthday; or (3) you ask to end the rider.

•	Continuation of Payment Rider.
Under this rider, we contribute a monthly amount to the Policy Value if the Insured becomes totally disabled as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the Insured reaches age 60; or (3) you ask to end the rider.

•	Accelerated Death Benefit Rider, Terminal Illness.
This rider provides for an advance of a portion of the Death Benefit if the Insured is diagnosed with a terminal illness and satisfactory proof of the terminal illness is provided to us. A terminal illness is a medical condition of the Insured that, not withstanding medical care, will result in death within twelve months, or as otherwise provided by applicable state law. You may add this rider after your Policy is issued if the rider is available in your state. There is no additional cost for this rider. The maximum accelerated death benefit you may receive is the lesser of:
(i)80% of the Death Benefit as of the date the first request is paid; or

(ii)$250,000, including all other accelerated benefit amounts paid under all policies issued by us on the life of the Insured.
The Death Benefit and Policy Value of your Policy are reduced if an accelerated benefit is paid. The amount of Death Benefit that you request to accelerate is reduced by:
(i)any due and uncollected Monthly Deductions, or unpaid required Premium if a claim occurs during a Grace Period;
(ii)if allowed in your state, an administrative expense charge of up to $150 for each accelerated benefit request;
(iii)pro-rata amount of any outstanding Policy Loan; and
(iv)an actuarial discount that reflects the early payment of the accelerated benefit amount. It will be based on an annual interest rate which has been declared by us and the future expected lifetime of the insured. The maximum interest used will be the greater of:

•	The current yield on 90-day U.S. Treasury Bills; or

24 PROSPECTUS

•	The current maximum statutory adjustable policy loan interest rate.
If your Policy was issued in connection with a Qualified Plan, we may not be able to offer you some of the benefits provided by these riders.

•	Accelerated Death Benefit Rider, Chronic Illness.
This rider provides for an acceleration of a portion of the Death Benefit if the Insured has been certified by a licensed health care practitioner as a chronically ill individual who is:
a.Permanently unable to perform, without substantial assistance from another individual, at least two activities of daily living for a period of at least 90 consecutive days due to loss of functional capacity; or
b.Requiring substantial supervision to protect such individual from threats to health and safety due to permanent severe cognitive impairment.
You may add this rider after your Policy is issued if the rider is available in your state. There is no additional cost for this rider. The maximum lifetime benefit you may receive is the lesser of:
(i) 80% of the Death Benefit as of the initial election date; or
(ii) $1,000,000.
The insured can take an accelerated death benefit once every 12 months up to a maximum payout at each election date.
The minimum payout you may receive is the lesser of:
5% of the eligible death benefit on the initial election date; or $50,000.
The maximum payout you may receive is the lesser of:
20% of the eligible death benefit; or $250,000 at each election date.
The maximum payout will be reduced to comply with the maximum lifetime benefit, if necessary.
The Death Benefit and Policy Value of your Policy are reduced if an accelerated benefit is paid. The amount of Death Benefit that you request to accelerate is reduced by:
(i)any due and uncollected Monthly Deductions, or unpaid required Premium if a claim occurs during a Grace Period; plus
(ii)if allowed in your state, an administrative expense charge of up to $250 for each accelerated benefit request; plus
(iii)pro-rata amount of any outstanding Policy Loan; plus
(iv)an actuarial discount that reflects the early payment of the accelerated benefit amount. It will be based on an annual interest rate which has been declared by us and the future expected lifetime of the insured. The maximum interest used will be the greater of:

•	The current yield on 90-day U.S. Treasury Bills; or

•	The current maximum statutory adjustable policy loan interest rate.
If your Policy was issued in connection with a Qualified Plan, we may not be able to offer you some of the benefits provided by these riders. This rider is not available in California, Connecticut and Florida.

•	Overloan Protection Rider
If the benefit is elected under this rider, the Policy will not lapse due to Policy loans exceeding the Surrender Value. Once the overloan protection benefit has been exercised, the Death Benefit will be the greater of: the Face Amount immediately before exercise; the Policy Value multiplied by the applicable corridor percentage; or 101% of the greater of the Policy Value or Policy Debt. No additional premiums, withdrawals or loans are permitted. No additional monthly charges are deducted from your Policy. You are permitted to repay any outstanding loans on the Policy. There is no charge for the rider unless the benefit is elected, when a one-time charge of 4.5% of the Policy Value will be deducted. The rider benefit is only available if certain conditions are met. These conditions are:

1)	the Policy has been in force for at least 15 policy years;

2)	the Insured has attained age 75;

3)	the Death Benefit option for the Policy must be Option 1;

4)	the Policy Debt is greater than the Face Amount;

25 PROSPECTUS

5)	the Policy Debt has accumulated to at least 90% of the Surrender Value;

6)	the sum of all partial withdrawals must be at least equal to the sum of all Premiums paid;

7)	the Policy must not be a modified endowment contract (MEC) as defined by federal tax laws, and exercising the rider must not cause the Policy to become a MEC; and

8)	the Policy Debt is no more than 99.9% of the Surrender Value after the overloan protection election charge has been deducted from the Policy Value.

•	Guaranteed Insurability Rider
This rider provides the option to increase the Face Amount of the Policy on the Policy anniversaries following the attainment of Insured’s ages 25, 28, 31, 34, 37 and 40 without proof of insurability. Unscheduled increases are allowed in lieu of the attained age increase options at the following life events: birth, marriage and adoption. Election of an unscheduled increase due to life event results in forfeiting the next scheduled increase. The option to increase the Face Amount as of any particular option date will, if not exercised, expire at the end of the period during which such option was available. This rider is available to Insureds 38 years old and younger.

Policy Loans
General. While the Policy is in force, you may borrow money from us using the Policy as the only security for your loan. Loans have priority over the claims of any assignee or any other person. The maximum amount available for Policy Loans is 75% of the Surrender Value of your Policy at the end of the Valuation Period in which we receive your loan request so long as the Net Surrender Value after the loan is taken is sufficient to cover the most recent total monthly deduction times 3. Outstanding Policy Loans and loan interest reduce the amount you may request. Taking a loan from your Policy may increase the risk that your Policy will lapse, may prevent you from satisfying the Safety Net cumulative premium requirements, will reduce your Net Policy Value and will reduce the Death Proceeds. Other restrictions may apply if your Policy was issued in connection with a Qualified Plan. In addition, if you have named an irrevocable Beneficiary, you must also obtain his or her written consent before we make a Policy Loan to you.
We ordinarily disburse your loan to you within seven days after we receive your loan request at our home office. We may, however, postpone payment in the circumstances described above in “Policy Value — Postponement of Payments.”
When we make a Policy Loan to you, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. We also transfer in this manner Policy Value equal to any due and unpaid loan interest. Loan amounts are transferred from the Separate Account and the Fixed Account to the Loan Account in the same allocation percentages as specified for premium payments. However, we do not withdraw amounts from the Fixed Account equaling more than the total loan multiplied by the ratio of the Fixed Account to the Policy Value immediately preceding the loan. If this is the case, the transfers from the Separate Account will be increased proportionately based on the premium allocation percentages without the Fixed Account. The amounts allocated to the Loan Account are credited at the Loan Credited Rate of 2%.
Loan Interest. Interest on Policy Loans accrues daily and is due at the end of each Policy Year. If you do not pay the interest on a Policy Loan when due, the unpaid interest becomes part of the Policy Loan and accrues interest at the same rate. In addition, we transfer the difference between the values of the Loan Account and the Policy Debt on a pro-rata basis from the Sub-Accounts and the Fixed Account to the Loan Account.
You may borrow an amount equal to your Policy Value, less all Premiums paid, as a preferred loan. The interest rate charged for preferred loans is 2.0% per year. A standard loan is the amount that may be borrowed from the sum of Premiums paid. All non-preferred loans will be treated as a standard loan. The interest rate charged for standard loans is currently 3.0% per year. As stated above, the amounts allocated to the Loan Account are credited at the Loan Credited Rate of 2%. As a result, preferred loans have a zero net cost while standard loans have a 1% net cost.
Upon expiration of the initial surrender charge period of 10 years, all new and existing loans will be treated as preferred loans.
Loan Repayment. While the Policy remains in force, you may repay the Policy Loan in whole or in part without any penalty at any time while the Insured is living. Your safety net premium guarantee will be in effect as long as your total Premiums paid (as reduced to reflect withdrawals and Policy Debt) at least equals the sum of monthly Safety Net Premiums on or before the Safety Net Premium guarantee expiry date shown in your Policy. If the Safety Net Premium guarantee is in effect, your Policy will not lapse. If you have a Policy Loan outstanding, we assume that any payment we receive from you is to be paid in accordance with any payment notice we have provided you. If payment is received other than as provided by a payment notice, the payment will be assumed to be a premium payment. If you designate a payment as a loan repayment or interest payments, your payment is allocated among the Sub-Accounts and the Fixed Account using the same percentages used to allocate Net Premiums. An amount equal to the payment is deducted from the Loan Account.

26 PROSPECTUS

If the total outstanding loan(s) and loan interest exceeds the Surrender Value of your Policy, and the Safety Net premium guarantee is not in effect, we notify you and any assignee in writing. To keep the Policy in force, we require you to pay a Premium sufficient to keep the Policy in force for at least three more months. If you do not pay us sufficient Premium within the 61-day Grace Period, your Policy lapses and terminates without value. As explained in the section entitled “Lapse and Reinstatement” below, you may subsequently reinstate the Policy by either repayment or reimbursement of any Policy Debt that was outstanding at the end of the Grace Period. If your Policy lapses while a Policy Loan is outstanding, you may owe taxes or suffer other adverse tax consequences even if you subsequently reinstate the Policy. Please consult a tax advisor for details.
Pre-Existing Loan. If you have a loan with another insurance company, and you are terminating that policy to buy one from us, usually you would repay the old loan during the process of surrendering the old policy. Income taxes on the interest earned may be due. We permit you to carry this old loan over to your new Policy through a Tax Code Section 1035 tax-free exchange. We limit the maximum loaned amount and will only accept a policy that will have a positive net surrender value at the end of the first Policy year. This may require a loan repayment before the exchange is processed. The use of a Section 1035 tax-free exchange may avoid any current income tax liability that would be due if the old loan was extinguished.
Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans.
Effect on Policy Value. A Policy Loan, whether or not repaid, has a permanent effect on the Policy Value because the investment results of each Sub-Account and the Fixed Account apply only to the amount remaining in that account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Sub-Accounts and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Policy Value does not increase as rapidly as it would if you had not taken a Policy Loan. However, if the Sub-Accounts or the Fixed Account or both earn less than that rate, then your Policy Value is greater than it would have been if you had not taken a Policy Loan. The combination of an increasing loan balance, deductions for contract charges and fees, and unfavorable investment performance may cause the Policy to lapse, triggering ordinary income taxation on the outstanding loan balance to the extent it exceeds your cost basis in the Policy. If eligible, you may be able to elect the Overloan Protection Rider, which converts the Policy to a paid-up policy, which would prevent the Policy from lapsing. (See “Overloan Protection Rider” on page 25.) Also, if you do not repay a Policy Loan, total outstanding Policy Debt is subtracted from the Death Benefit and Surrender Value otherwise payable.

Surrenders and Withdrawals
Surrenders. While your Policy is in force, you may surrender the Policy. Your Policy and all riders terminate on the day we receive your written request, or the surrender effective date requested by you, whichever is later.
The Net Surrender Value equals the Policy Value, minus the surrender charge, minus any Policy Debt. The surrender charge is described in “Charges and Deductions — Surrender Charge” below. Upon surrender, we pay you the Net Surrender Value determined as of the day we receive your written request. We ordinarily pay you the Net Surrender Value of the Policy within seven days of our receiving your complete written request or on the effective surrender date you request, whichever is later. We may, however, postpone payment in the circumstances described in the “Policy Value — Postponement of Payments” section. The Policy cannot be reinstated once it is surrendered. You may receive the surrender proceeds in a single payment or under any of the settlement options described in “Settlement” below. We have set forth the tax consequences of surrendering the Policy in “Federal Taxes” below.
The following is an example of the calculation of the Net Surrender Value for a Policy surrendered the first Policy Year:

Example (45-Year Old Non-Smoking Male):
Face Account =	$100,000
Annual Premium =	$4,700
Policy Value =	$4,300
Surrender Charge =	$2,088
Net Surrender Value =	$2,212
Partial Withdrawal. General. While the Policy is in force, you may receive a portion of the Net Surrender Value by making a partial withdrawal from your Policy. The minimum partial withdrawal amount is $250. You may not withdraw an amount that would reduce the Face Amount below $25,000. After a partial withdrawal, the Net Surrender Value must be at least $500. We deduct a partial withdrawal service fee of the lesser of 2% of the amount withdrawn, or $25, from the remaining Policy Value for a partial withdrawal.

27 PROSPECTUS

We subtract the amount withdrawn from your Policy Value. You may specify how much of your partial withdrawal you wish taken from each Sub-Account or from the Fixed Account. You may not withdraw from the Fixed Account more than the total withdrawal amount times the ratio of the Fixed Account to your total Policy Value immediately before the withdrawal.
You must request the partial withdrawal in writing. Your request is effective on the date received. We may, however, postpone payment in the circumstances described in the “Policy Value — Postponement of Payments” section. Before we pay any partial withdrawal, you must provide us with a completed withholding form.
Effect on Face Amount. If you have selected Death Benefit Option 1, a partial withdrawal reduces the Face Amount of your Policy as well as the Policy Value. We reduce the Face Amount by the amount of the partial withdrawal. The Face Amount after a partial withdrawal may not be less than $25,000. If you have previously increased the Face Amount of your Policy, your partial withdrawals first reduce the Face Amount of the most recent increase, then the most recent increases successively, then the coverage under the original Policy.
Under Option 2, a reduction in Policy Value as a result of a partial withdrawal typically results in a dollar for dollar reduction in the Death Benefit proceeds payable under the Policy.
The following are examples of calculations as discussed above using a 45-Year Old Non-Smoking Male insured. The initial surrender charge is shown above as $2,088 and full calculation details can be found on Page 33, “Charges and Deductions - Surrender Charge”. The maximum withdrawal allowable is the Net Surrender Value minus $500. The Net Surrender Value is calculated as the Policy Value minus the surrender charge. After the withdrawal, the Policy Value is reduced by the requested withdrawal amount and the $25 withdrawal fee.

Example 1 (45-Year Old Non-Smoking Male):
Death Benefit Option 1, Partial Withdrawal in Policy Year 2
Prior to Partial Withdrawal
Policy Value	$8,600
Surrender Charge	$1,942
Net Surrender Value	$6,658
Maximum Withdrawal Allowable	$6,158
Face Amount	$100,000
Death Benefit	$100,000
Partial Withdrawal Requested	$2,000

After Partial Withdrawal
Policy Value	$6,575
Surrender Charge	$1,942
Net Surrender Value	$4,633
Face Amount	$98,000
Death Benefit	$98,000
For this example, the withdrawal is assumed to occur in Year 2. The Year 2 surrender charge is calculated as 93% of the Year 1 surrender charge shown above. This is $2,088 * 0.93 = $1,942. The maximum withdrawal allowable is $6,658 - 500 = $6,158. The withdrawal assumed to be taken is less than the maximum. After the withdrawal, the Policy Value is reduced by the withdrawal and withdrawal fee and calculated as $8,600 - 2000 - 25 = $6,575. The Net Surrender Value after the withdrawal is calculated as $6,575 - 1,942 = $4,633. The $100,000 Death Benefit also is reduced by the $2,000 withdrawal and after the withdrawal it is $98,000.

28 PROSPECTUS

Example 2 (45-Year Old Non-Smoking Male):
Death Benefit Option 2, Partial Withdrawal in Policy Year 2
Prior to Partial Withdrawal
Policy Value	$8,600
Surrender Charge	$1,942
Net Surrender Value	$6,658
Maximum Withdrawal Allowable	$6,158
Face Amount	$100,000
Death Benefit	$108,600
Partial Withdrawal	$2,000

After Partial Withdrawal
Policy Value	$6,575
Surrender Charge	$1,942
Net Surrender Value	$4,633
Face Amount	$100,000
Death Benefit	$106,575
For this example, the calculations for the Policy Value and Net Surrender Value after the withdrawal are the same as Example 1. This example assumes the Policy is Death Benefit Option 2. The Face Amount for a Death Benefit Option 2 Policy is not reduced by the withdrawal but because the Policy Value is reduced by the withdrawal the resulting Death Benefit is reduced.

Example 3 (45-Year Old Non-Smoking Male):
Death Benefit Option 1, Partial Withdrawal in Policy Year 3
Initial Face Amount	$100,000
Increase in Year 2 Face Amount	$200,000
Total Policy Year 3 Face Amount	$300,000

Prior to Partial Withdrawal
Policy Value	$12,700
Surrender Charge	$5,814
Net Surrender Value	$6,886
Maximum Withdrawal Allowable	$6,386
Death Benefit	$300,000
Partial Withdrawal	$2,000

After Partial Withdrawal
Policy Value	$10,675
Surrender Charge	$5,814
Net Surrender Value	$4,861
Initial Face Amount	$100,000
Increase Face Amount	$198,000
Total Face Amount	$298,000
Death Benefit	$298,000
This example assumes there was a face increase in year 2 and a withdrawal in year 3. The Year 3 surrender charge is made up of the initial surrender charge plus the additional surrender charge for the face increase. The Year 3 surrender charge is calculated as 87% of the initial Year 1 surrender charge shown above. This is $2,088 * 0.87 = $1,817. The additional surrender charge due to the face increase is based on an attained age factor per $1000 of 21.49 and a durational factor of 93%, 21.49 *200 *0.93 = $3,997. The total Year 3 surrender charge is the sum of those two, or $1,817 + 3,997 = $5,814. After the withdrawal, the Policy Value is reduced by the withdrawal of $2,000 and also by the $25 withdrawal fee and calculated as $12,700 - 2000 - 25 = $10,675. The Net Surrender Value after the withdrawal is calculated as $10,675 - 5,814 = $4,861. The most recent Face Amount increase of $200,000 is reduced by the $2,000 withdrawal and after the withdrawal it is $198,000. The total Face Amount is $298,000.
Effect on Rider Benefits. A partial withdrawal will decrease cumulative premiums paid into your Policy. Riders do not impact the ability to take partial withdrawals.
Tax Consequences. The tax consequences of partial withdrawals are discussed in “Federal Taxes” below.

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Settlement Options
We pay the surrender proceeds or Death Benefit proceeds under the Policy in a one sum or under one of the Settlement options that we then offer. The one sum payment may be paid in a single payment or deposited to an interest-bearing account, if available. You may request a Settlement option by notifying us in writing at the address given on the first page of this Prospectus. We transfer to our Fixed Account any amount placed under a Settlement option, which will not be affected thereafter by the investment performance of the Separate Account. We do not permit surrenders or partial withdrawals after payment under a settlement option commences.
The amount applied to a Settlement option must include at least $5,000 of Policy Value and result in installment payments of not less than $50. When the proceeds are payable, we inform you concerning the rate of interest we credit to funds left with us. We guarantee that the rate of interest used to calculate the monthly benefit will not be less than an effective annual rate of 1%. We may pay interest in excess of the guaranteed rate.
We currently offer the three Settlement options described below:
Fixed Payments. We pay a selected monthly income until the proceeds, and any interest credits, are exhausted. If the payee dies before the end of the guarantee period, we continue payments to a successor payee until the end of the guarantee period.
Life Income Guaranteed Period Certain. We pay the proceeds in a monthly income for the longer of the payee’s life or the selected guarantee period of between five and twenty years. We make monthly payments for at least as long as the guarantee period selected. If the payee dies before the end of the guarantee period, we continue payments to a successor payee until the end of the guarantee period. If the payee dies after the end of the guarantee period, we stop payments when the payee dies. This Settlement option is not available if settlement is to a non-natural Owner or non-natural Beneficiary.
Life Income. We pay the proceeds in a monthly income for as long as the payee lives. We stop payments when the payee dies. It is possible for the payee to receive only one payment under this option, if the payee dies before the second payment is due. This Settlement option is not available if settlement is to a non-natural Owner or non-natural Beneficiary.
In addition, we may agree to other Settlement option plans. Write or call us to obtain information about them.
You may request that the proceeds of the Policy be paid under a Settlement option by submitting a request to us in writing before the death of the Insured. If at the time of the Insured’s death, no Settlement option is in effect, the Beneficiary may choose a Settlement option after the Death Benefit is payable and before it is paid. If you change the Beneficiary, the existing choice of Settlement option becomes invalid and you may either notify us that you wish to continue the pre-existing choice of Settlement option or select a new one.

Lapse and Reinstatement
Lapse and Grace Period. If the Net Surrender Value is less than the Monthly Deduction due on a Monthly Activity Day and the Safety Net Premium is not in effect, your Policy may lapse. Your safety net premium guarantee will be in effect as long as your total Premiums paid (as reduced to reflect withdrawals and Policy Debt) at least equals the sum of monthly Safety Net Premiums on or before the Safety Net Premium guarantee expiry date shown in your Policy. If the Safety Net Premium guarantee is in effect, your Policy will not lapse. We give you a 61-day Grace Period in which to pay an adequate amount of additional Premium to keep the Policy in force after the end of the Grace Period. Additional Premiums may be necessary to assure the safety net premium guarantee remains in force. This additional Premium may be paid during the Grace Period.
At least 30 days (61 days for the District of Columbia) before the end of the Grace Period, we will send you a notice that your Policy will lapse as of a certain date and additional premiums are necessary to keep the Policy in force.
The Policy continues in effect through the Grace Period. If the Insured dies during the Grace Period, we pay a Death Benefit in accordance with your instructions. However, we reduce the proceeds by an amount equal to Monthly Deduction(s) due and unpaid. See “Death Benefits and Optional Insurance Benefits” on page 22. If you do not pay us the amount shown in the notice before the end of the Grace Period, your Policy ends at the end of the Grace Period.
Reinstatement. If the Policy lapses, you may apply for reinstatement by paying to us the reinstatement Premium and any applicable charges required under the Policy. You must request reinstatement within three years of the date the Policy entered a Grace Period. The reinstatement Premium equals an amount sufficient to (1) cover all unpaid Monthly Deductions for the Grace Period, and (2) keep your Policy in force for three months. If a Policy Loan was outstanding at the time of your Policy’s lapse, you must either repay or reinstate the loan before we reinstate your Policy. In addition, we may require you to provide evidence of insurability satisfactory to us. The Face Amount upon reinstatement cannot exceed the Face Amount of your Policy at its lapse. The Policy

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Value on the reinstatement date reflects the Policy Value at the time of termination of the Policy plus the Premium paid at the time of reinstatement. All Policy charges continue to be based on your original Issue Date.
The Safety Net will apply upon reinstatement if the Safety Net premium guarantee expiry date has not expired and cumulative premiums received at time of reinstatement exceed the Safety Net premium times the number of months that coverage was in force, plus three additional Safety Net premiums.
You cannot reinstate the Policy once it has been surrendered.

Cancellation Rights
Free-Look Period. The Policy terminates if you cancel your Policy by returning it to us during the free-look period that begins when you receive the policy. In most states you may cancel your Policy by returning it to us within 31 days after you receive it. This free-look period is 30 days in California and 45 days in Pennsylvania and District of Columbia.
In most states if you return your Policy, we will pay you an amount equal to any net premium allocated to the Fixed Account; plus, the value of amount allocated to any Sub-Accounts, as calculated on the date the returned Policy is received by us or our agent; plus any premium expense charges, policy fees, or other charges deducted under the Policy. The refund will be reduced by any withdrawals taken and any outstanding Policy Debt.
If you cancel your Policy during the free-look period in Connecticut and District of Columbia, we return your Premium less any Policy Debt and/or withdrawals. As a result, we allocate all of your Premiums during the free-look period to the Fixed Account only and allocate your Premium to the Sub-Accounts and Fixed Account as instructed after the free-look period has expired.

Charges and Deductions
Premium Expense Charge. Before we allocate a Premium to the Policy Value, we subtract the Premium Expense Charge. The Premium Expense Charge equals 6.00% of all Premiums in all years. This charge is intended to help us pay for: (a) actual sales expenses, which include agents’ sales commissions and other sales and distribution expenses; (b) state premium taxes and other state and local premium taxes; and (c) certain Federal taxes and other expenses related to the receipt of Premiums.
State premium tax rates currently vary from 0% to 4.0%. Premium taxes are not directly passed through to you by us. We do not vary the Premium Expense Charge to reflect the actual premium tax rate in individual states, or the absence of premium tax in certain states. Accordingly, the portion of this charge attributable to state premium taxes may be more or less than the premium taxes assessed in your state. The current North Carolina premium tax rate is 1.9% of the gross premium collected.
Monthly Deduction. On the Issue Date and on each Monthly Activity Day, we deduct from your Policy Value a Monthly Deduction to cover certain charges and expenses in connection with the Policy. The Monthly Deduction is the sum of the following five items:
1)the Policy Fee;
2)the administrative expense charge;
3)the mortality and expense risk charge;
4)the cost of insurance charge for your Policy; and
5)the cost of additional benefits provided by riders, if any.
We allocate the mortality and expense risk charge pro rata among the Sub-Accounts in proportion to the amount of your Policy Value in each Sub-Account. We allocate the remainder of the Monthly Deduction pro rata among the Sub-Accounts and the Fixed Account, unless you specify otherwise.
Policy Fee. The monthly policy fee will never be more than $15.00 per month. We currently charge $11.00. This charge compensates us in part for administrative expenses such as salaries, postage, telephone, office equipment and periodic reports. The Policy Fee is waived after the Insured’s age 121.
Administrative Expense Charge. The monthly Administrative Expense Charge applies for the first 30 Policy Years, and varies based on the Insured’s age at issue of the Policy, sex, payment class, and face amount. The current monthly Administrative Expense Charge is tiered such that one rate per $1,000 is charged on the first $100,000 of Face Amount and another rate per $1,000 is charge on the Face Amount above $100,000. The guaranteed amount is the same as the current amount. This charge covers administration expenses and issuance costs. A monthly Administrative Expense Charge is determined separately for each increase in Face Amount based on the Insured’s attained age at the time of the increase. The applicable charge applies for thirty years from the date of the

31 PROSPECTUS

increase. If you decrease the Face Amount, the Administrative Expense Charge remains the same. The Administrative Expense Charge is waived after the Insured’s age 121.
Mortality and Expense Risk Charge. The current monthly mortality and expense risk charge is calculated at a monthly rate of 0.06% of the net Policy Value allocated to the Sub-Accounts for the first ten years and 0.03% thereafter. The mortality and expense risk charge is not assessed against your Policy Value in the Fixed Account. This charge compensates us for the mortality and expense risks that we assume in relation to the Policies. The mortality risk assumed includes the risk that the cost of insurance charges specified in the Policy will be insufficient to meet claims. We also assume a risk that, on the Monthly Activity Day preceding the death of an Insured, the Death Benefit will exceed the amount on which the cost of insurance charges were based. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set in the Policy. The mortality and expense risk charge is waived after the Insured’s age 121.
Cost of Insurance Charge. The cost of insurance is determined monthly. The cost of insurance charge is determined by multiplying the applicable current cost of insurance rate per $1,000 by the net amount at risk for each Policy Month. The net amount at risk is (a) – (b), where: (a) is the Death Benefit as of the prior Monthly Activity Day divided by 1.0032737; and (b) is the Policy Value as of the prior Monthly Activity Day. The cost of insurance rate is individualized depending on the Insured’s age at issue of the Policy, Policy Year, sex, payment class and face amount, thus, the rate differs from year to year. The rates are determined by us, but they will never be more than the guaranteed rates shown in your Policy. Please see the following example.

Example (45-Year Old Non-Smoking Male):
Face Amount	$100,000
Death Benefit Option	1
Policy Value on the Current Monthly Activity Day	$30,000
Insured’s Attained Age	45
Corridor Percentage	215%
Death Benefit	$100,000
On the Monthly Activity Day in this example, the Death Benefit as then computed would be $100,000, because the Face Amount ($100,000) is greater than the Policy Value multiplied by the applicable corridor percentage ($30,000 × 215% = $64,500). Since the Policy Value on that date is $30,000, the cost of insurance charges per $1000 are applied to the difference in the net amount at risk of $69,674 (($100,000/1.0032737) – $30,000).
Assume that the Policy Value in the above example was $50,000. The Death Benefit would then be $107,500 (215% × $50,000), since this is greater than the Face Amount ($100,000). The cost of insurance rates in this case would be applied to the net amount at risk of $57,149 (($107,500/1.0032737) – $50,000).
The Policy Value may vary monthly, based on the investment performance of the Sub-Accounts you have selected, the addition of interest credited to your Fixed Account (if any), the deduction of charges, and any other Policy transaction. Under Policies with an Option 1 Death Benefit, increases in the Policy Value generally decrease the net amount at risk; conversely, decreases in the Policy Value increase the net amount at risk. Since the cost of insurance charge is based on the net amount at risk, your cost of insurance charge probably will be correspondingly different each month. Under Policies with an Option 2 Death Benefit, however, the net amount at risk does not vary with changes in the Policy Value, unless your Policy’s death benefit is determined under a corridor percentage. In that circumstance, increases in the Policy Value increase the net amount at risk. See “Policy Value” on page 14. Accordingly, a change in the Policy Value does not affect your monthly cost of insurance charge, unless it increases your net amount at risk.
We determine the cost of insurance charge separately for the initial Face Amount and each subsequent increase. The cost of insurance charge for increases reflects circumstances, such as the Insured’s age and health status, at the time of the increase. The cost of insurance charge covers our anticipated mortality costs for standard and substandard risks. We determine the current cost of insurance rates, but we guarantee that we will never charge you a cost of insurance rate higher than the guaranteed cost of insurance rates shown in the Policy.
We base the cost of insurance rate on the sex, issue age, Policy Year and premium rating class of the Insured, and on the Face Amount. However, we issue unisex policies in Montana and in connection with Qualified Plans. We charge a lower current cost of insurance rate for Policies with a Face Amount of $200,000 or above. If an increase in Face Amount of your Policy would raise the total Face Amount above one of these break points, only the amount of the increase above the breakpoint is eligible for a lower current cost of insurance rate. Although we base the current cost of insurance rate on our expectations as to future mortality experience, that rate will never exceed a maximum cost of insurance rate based on the 2017 Commissioners Standard Ordinary (“2017 CSO”) Smoker and Non-Smoker Mortality Table, based on the Insured’s sex, smoker status, and age. Our cost of insurance rates for unisex Policies will never exceed a maximum based on the 2017 CSO 80 Mortality Table, based on the smoker status and age.

32 PROSPECTUS

Beginning on the Policy Anniversary following the Insured’s 121st birthday, we waive all cost of insurance charges, administrative expense charges, mortality and expense risk charge, and monthly policy fee.
Loans. The amounts allocated to the Loan Account are credited interest at the Loan Credited Rate of 2%. The interest rate charged for preferred loans is 2.0% per year, while standard loans are charged 3.0% per year. For additional information please refer to Policy Loans section.
Rider Charges. If your Policy includes one or more riders, a charge applicable to each rider you purchased is made from your Policy Value each month. The charge is to compensate us for the anticipated cost of providing these benefits and is specified on the applicable rider. The Rider Charges are summarized in the table on page 11 of this Prospectus. For a description of the optional riders, see “Optional Insurance Benefits” beginning on page 24.
Separate Account Income Taxes. We are not currently deducting or maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax from the operation of the Separate Account. We will deduct for any taxes we incur as a result of the operation of the Separate Account, whether or not we previously made a provision for taxes and whether or not it was sufficient.
Portfolio Charges. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Sub-Accounts to which you allocate your Policy Value. The third table in “Fee Tables” above contains a summary of current estimates of those charges and expenses. These charges and expenses are deducted from the assets of the Portfolios. For more detailed information, please refer to the Prospectuses for the appropriate Portfolios.
We receive compensation from the investment advisors or administrators of some of the Portfolios. Such compensation is consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ between Portfolios. Such compensation typically is a percentage of the Separate Account assets invested in the relevant Portfolio and generally may range up to 0.25% annually of net assets. We receive Rule 12b-1 fees or service fees directly from some of the Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolios’ shares held by corresponding Sub-Accounts.
Surrender Charge. If you surrender your Policy, we may subtract a surrender charge from the surrender proceeds. The surrender charge equals the amount shown in the surrender charge table in your Policy, plus any additional surrender charge due to increases in the Face Amount of your Policy. The amount of the surrender charge decreases over time.
Initial Surrender Charge. When we issue your Policy, we determine the initial surrender charge. To determine the initial surrender charge, we multiply the Initial Face Amount of your Policy by a rate per thousand dollars of Face Amount. The applicable rate depends on the Insured’s age at issue, sex and status as a smoker or non-smoker. For example, if the Insured is age 45 when your Policy is issued, the applicable rates per thousand are as follows:

Male Non-Smoker	$20.88
Male Smoker	$25.97
Female Non-Smoker	$18.80
Female Smoker	$21.28
Unisex Non-Smoker	$20.51
Unisex Smoker	$25.58
Accordingly, if the Insured were a male non-smoker age 45 and the Policy’s Face Amount were $100,000, the surrender charge initially would be $2,088.00.
The rates for each category are greater or lesser according to the age of the Insured when your Policy is issued. The maximum rate is $47.49 per thousand.
If you surrender your Policy after ten Policy Years have elapsed, we do not charge a surrender charge (unless you have increased the Face Amount of your Policy, as explained below). Before that time, we determine the applicable surrender charge by multiplying the initial surrender charge on your Policy by the appropriate surrender charge percentage for the Policy Year in which the surrender occurs. The applicable surrender charge percentage depends on the Insured’s sex, age when your Policy was issued, status as a smoker or non-smoker, and the number of years elapsed since your Policy was issued. For example, the following surrender charge percentage rates would apply if the Insured were 45 years old when your Policy was issued:

33 PROSPECTUS

POLICY YEAR	Male, Nonsmoker Age 45	Male, Smoker Age 45	Female, Nonsmoker Age 45	Female, Smoker Age 45	Unisex, Nonsmoker Age 45	Unisex, Smoker Age 45
1	100%	100%	100%	100%	100%	100%
2	93%	93%	93%	93%	93%	93%
3	87%	87%	87%	87%	87%	87%
4	82%	82%	82%	82%	82%	82%
5	77%	77%	77%	77%	77%	77%
6	64%	64%	64%	64%	64%	64%
7	51%	51%	51%	51%	51%	51%
8	38%	38%	38%	38%	38%	38%
9	25%	25%	25%	25%	25%	25%
10	12%	12%	12%	12%	12%	12%
11+	0%	0%	0%	0%	0%	0%
Thus, in the example given above, if the Policy were surrendered during the 7th Policy Year, the surrender charge would equal [$1,064.88 ($2,088.00 × 51%)]. A different surrender charge percentage rate might apply if the Insured is older than 45 when the Policy is issued.
Surrender Charge on Increases in Initial Face Amount. If you increase the Initial Face Amount of your Policy, we determine an additional surrender charge amount applicable to the amount of the increase. We determine the initial amount of the additional surrender charge using the same formula and rates used in determining the initial surrender charge, except that we use the Insured’s age and smoking status at the time of the increase, rather than at the time your Policy was issued.
The surrender charge on the increase also decreases over a ten Policy Year period, starting from the effective date of the increase. The schedule of surrender charge percentages applicable to the additional surrender charge is based on the Insured’s age at the time of the increase. If you surrender your Policy or make a partial withdrawal, we separately calculate the surrender charge applicable to the Initial Face amount and each increase and add those amounts to determine the total surrender charge.
If you decrease the Face Amount, the applicable surrender charge remains the same.
We include in your Policy a table showing the surrender charge rates and the surrender charge percentages applicable under the Policies. For additional information concerning the rates applicable to you, please consult your agent. In addition, a table of the applicable rates is on file with the SEC as an exhibit to the registration statement for the Policies.
The premium expense charge (in part) and the surrender charge are imposed to cover our actual sales expenses, which include agents’ sales commissions and other sales and distribution expenses. We expect to recover total sales expenses of the Policies over the life of the Policies. However, the premium expense charge and surrender charge paid with respect to a particular Policy may be higher or lower than the distribution expenses we incurred in connection with that Policy. To the extent distribution costs are not recovered by these charges, we may make up any shortfall from the assets of our general account, which includes funds derived from the mortality and expense charge on the Separate Account assets and the other charges imposed under the Policies.
Partial Withdrawal Service Fee. We do not assess a surrender charge for a partial withdrawal. We do, however, subtract a partial withdrawal service fee of the lesser of 2% of the amount withdrawn, or $25, for a partial withdrawal from the remaining policy value to cover our expenses relating to the partial withdrawal.
Transfer Fee. We currently are not charging a transfer fee. The Policy, however, permits us to charge a transfer fee of $10 on the second and each subsequent transaction in each calendar month in which transfer(s) are effected between Sub-Account(s) and/or the Fixed Account. We will notify you if we begin to charge this fee.
We will deduct the transfer fee from the Policy Value that remains in the Sub-Account(s) or Fixed Account from which we process your transfer. If that amount is insufficient to pay the transfer fee, we will deduct the fee from the transferred amount.

General Policy Provisions
Beneficiaries. You name the Beneficiary(ies) (Primary Beneficiary, Contingent Beneficiary) in the application for the Policy. You may change the Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their consent.
You must request a change of Beneficiary in writing. We provide a form to be completed, signed and filed with us. Your request for a change in Beneficiary takes effect upon our filing of a signed and completed form, effective as of the date you signed the form. Until we receive your change instructions, we are entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a payment to the person shown in our files as the Beneficiary or treating that person in any other

34 PROSPECTUS

respect as the Beneficiary, even if instructions that we subsequently receive from you seek to change your Beneficiaries effective as of a date before we made the payment or took the action in question.
If you name more than one Beneficiary, we divide the Death Benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions regarding the amount each Beneficiary is to receive, we pay the Death Benefit in equal shares to the Beneficiaries. If one of the Beneficiaries dies before you, we divide the Death Benefit among the surviving Beneficiaries.
Different rules may apply if your Policy was issued in connection with a Qualified Plan.
Assignment. You may assign your Policy as collateral security, unless it was issued in connection with a Qualified Plan. You must notify us in writing if you assign the Policy. Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment. We are not responsible for the validity of an assignment. Your rights and the rights of the Beneficiary may be affected by an assignment.
Dividends. We do not pay any dividend under the Policies.

About Us
Allstate Assurance Company. Allstate Assurance Company is a stock life insurance company engaged in the business of writing life insurance. Our offices are located at 3075 Sanders Road, Northbrook, IL 60062-7127; however, our mailing address is P.O. Box 660191, Dallas, TX 75266-0191. Please see also “General Information and History” in the SAI.
The Separate Account. Allstate Assurance Company Variable Life Separate Account is a segregated asset account of Allstate Assurance Company. Allstate Assurance Company owns the assets of the Separate Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the Policy Value of the Policies offered by this Prospectus, these assets may not be used to pay any liabilities of Allstate Assurance Company other than those arising from the Policies. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, gains, losses or any investment experience of Allstate Assurance Company’s other assets. Allstate Assurance Company is obligated to pay all amounts promised to Policy Owners under the Policies.
The Separate Account is divided into Sub-Accounts. The assets of each Sub-Account are invested in the shares of one of the Portfolios. We do not guarantee the investment performance of the Separate Account, its Sub- Accounts or the Portfolios. Values allocated to the Separate Account rise and fall with the values of shares of the Portfolios and are also reduced by Policy charges. We use the Separate Account to fund the Policies and our other variable universal life insurance policies. We account separately for each type of variable life insurance policy funded by the Separate Account.

Federal Taxes
Introduction. The following discussion is general and is not intended as tax advice. Allstate Assurance Company makes no guarantee regarding the tax treatment of any Policy or transaction involving a Policy. Federal, state, local and other tax consequences of ownership or purchase of a life insurance policy depend upon your circumstances. Our general discussion of the tax treatment of this Policy is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this Policy cannot be made in the Prospectus. For detailed information, you should consult with a qualified tax advisor familiar with your situation. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a qualified tax advisor.
Taxation of the Company and the Separate Account. Allstate Assurance Company is taxed as a life insurance company under Part I of Subchapter L of the Tax Code. The Separate Account is not an entity separate from Allstate Assurance Company and its operations form a part of Allstate Assurance Company. Therefore, the Separate Account is not taxed separately as a “Regulated Investment Company” under Subchapter M of the Tax Code. Investment income and realized capital gains are automatically applied to increase reserves under the Policies to the extent permitted by federal tax law. Under current federal tax law, Allstate Assurance Company believes that the Separate Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Policies. Generally, reserves are amounts that Allstate Assurance Company is legally required to accumulate and maintain in order to meet future obligations under the Policies. Allstate Assurance Company does not anticipate that it will incur any federal income tax liability attributable to the Separate Account. Therefore, we do not intend to make provisions for any such taxes. If we incur tax associated with a Separate Account, then we may impose a charge against the Separate Account in order to make provisions for any such taxes.
Taxation of Policy Benefits. In order to qualify as a life insurance policy for federal income tax purposes, the policy must meet the definition of a life insurance policy set forth in Section 7702 of the Tax Code. Section 7702 limits the amount of premiums

35 PROSPECTUS

that may be invested in a policy that qualifies as life insurance. The Policy is structured to meet the Section 7702 definition of a life insurance policy. This means that the Death Benefit is generally excluded from the Beneficiary’s gross income under Section 101(a) of the Tax Code and you are generally not taxed on increases in the Policy Value until a distribution occurs.
If the Death Benefit is not received in one sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will generally be excludable from the Beneficiary’s income, and amounts attributable to earnings on that income (occurring after the Insured’s death), which will be includable in the Beneficiary’s income.
If a Policy fails to qualify as life insurance under Section 7702, the Policy will not provide any of the tax advantages normally provided by life insurance. Allstate Assurance Company has the right to amend the Policies to comply with any future changes in the Tax Code, any regulations or rulings under the Tax Code and any other requirements imposed by the Internal Revenue Service.
If you surrender the Policy, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross Premium paid for the Policy minus any amounts previously received from the Policy if such amounts were properly excluded from your gross income. If your Policy is not a Modified Endowment Contract, policy loans are not treated as taxable distributions. Interest paid on a Policy loan is generally not deductible. You are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the Policy may result in a taxable distribution before the investment in the contract is recovered even if the policy is not a Modified Endowment Contract. Withdrawals and loans from Modified Endowment Contracts are subject to less favorable tax treatment. Loans, if not repaid, and withdrawals reduce the contract’s death benefit and cash value. For an additional discussion of Modified Endowment Contracts, please see “Federal Taxes - Modified Endowment Contracts” on page 37.
If you are Owner and Insured under the Policy, the Death Benefit will be included in your gross estate for federal estate tax purposes. Even if the Insured is not the Owner but retains incidents of ownership in the Policy, the Death Benefit will also be included in the Insured’s gross estate. Examples of incidents of ownership include the right to:

•	change beneficiaries,

•	assign the Policy,

•	revoke an assignment,

•	pledge the Policy, or

•	obtain a Policy loan.
If you are Owner and Insured under the Policy, and you transfer all incidents of ownership in the Policy, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Policy or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.
The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a Policy in any of these arrangements, you should consult a qualified tax advisor regarding the tax attributes of the particular arrangement. We no longer sell life insurance contracts to corporate and self-employed tax-qualified retirement pension and profit sharing plans subject to Section 401.
Employer Owned Life Insurance (a.k.a. “COLI”). The Pension Reform Act, enacted in 2006, includes provisions affecting the taxation of Death Benefits paid from policies owned by “Employers.” Although these policies are commonly referred to as Corporate Owned Life Insurance (“COLI”), the term “Employer” includes any person or non-natural entity such as a partnership, LLC, or corporation, which is engaged in a trade or business. The term Employer also includes a person or entity related to the policyholder under the attribution rules of Tax Code sections 267(b) or 707(b)(1), and any person or entity engaged in a trade or business which is under common control with the policyholder.
Generally, for contracts issued to employers after August 17, 2008, the portion of the Death Benefit in excess of the premiums or other amounts the employer paid for the policy will be treated as income unless:

•	the insured was an employee within 12 months of death;

•	proceeds are paid to the insured's beneficiary;

36 PROSPECTUS

•	proceeds are used to buy back any equity interest owned by the insured at the time of death; or

•	the insured was a “highly compensated employee” or “highly compensated individual.”
For purposes of the COLI rules, “highly compensated employees” are:

•	more than 5% owners;

•	directors; and

•	anyone else in the top 35% of employees ranked by pay.
“Highly compensated individuals” are individuals who are:

•	more than 10% owners;

•	one of the five highest paid officers; or

•	among the highest paid 35% of all employees.
The COLI provision also includes notice and consent requirements, and reporting requirements.
Modified Endowment Contracts. A life insurance policy is treated as a “Modified Endowment Contract” under Section 7702A of the Tax Code if it meets the definition of life insurance in Section 7702, but fails the “seven-pay” test of Section 7702A. The seven-pay test limits the amount of premiums that can be paid into the contract before the Policy will become a Modified Endowment Contract. We will not accept any Premiums that cause the Policy to become a Modified Endowment Contract unless we receive from you a written acknowledgment that the Policy will become a Modified Endowment Contract. An exchange under Section 1035 of the Tax Code of a life insurance policy that is not a Modified Endowment Contract will not cause the new policy to be a Modified Endowment Contract if no additional premiums are paid. An exchange under Section 1035 of the Code of a life insurance policy that is a Modified Endowment Contract for a new life insurance policy will always cause the new policy to be a Modified Endowment Contract.
If your Policy is not issued as a Modified Endowment Contract, it can become a Modified Endowment Contract under certain circumstances. If your Policy is materially changed at any time, your policy must be tested to determine whether it has become a Modified Endowment Contract. A material change includes certain increases in the policy’s death benefit and the addition or increase of certain riders, rate class changes, and certain changes to Death Benefit Options. Your Policy will be treated as though it were a new contract on the day the material change takes effect, a new seven-pay limit will be calculated, and a new seven-pay period will begin. Additionally, if the benefits provided by your Policy are reduced or certain changes to Death Benefit Options occur during the first 7 years of the policy or during a “seven-pay period”, the seven-pay test will be applied as though the policy were initially issued with the reduced benefits. If the cumulative premiums paid into the Policy prior to the reduction in benefits are in excess of the seven-pay limit for the reduced benefit, then your policy will become a Modified Endowment Contract.
If a contract is classified as a Modified Endowment Contract, the Death Benefit will still qualify for the exclusion from gross income, and increases in Policy value are not subject to current taxation unless withdrawn or otherwise accessed. If you receive any amount as a Policy loan (including unpaid interest that is added to the loan balance) from a Modified Endowment Contract, or assign or pledge any part of the value of the Policy, such amount is treated as a distribution. Withdrawals and distributions made from a Modified Endowment Contract before the Insured’s death are treated as taxable income first, then as recovery of the investment in the contract. The taxable portion of any distribution from a Modified Endowment Contract is subject to an additional 10% penalty tax, except as follows:

•	distributions made on or after the date on which the taxpayer attains age 59½;

•	distributions attributable to the taxpayer’s becoming disabled (within the meaning of Section 72(m)(7) of the Tax Code); or

•
any distribution that is part of a series of substantially equal periodic payments (paid not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary.

All Modified Endowment Contracts that are issued within any calendar year to the same owner by one company or its affiliates shall be treated as one Modified Endowment Contract in determining the taxable portion of any distributions from any of the contracts required to be aggregated.
Income Tax Withholding. Generally, Allstate Assurance Company is required to withhold federal income tax at a rate of 10% from taxable distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

37 PROSPECTUS

Generally, code Section 1441 provides that Allstate Assurance Company, as a withholding agent, must withhold 30% of the taxable amounts paid to a non-resident alien not subject to FATCA. Certain payees may be subject to the Foreign Accounts Tax Compliance Act ("FATCA") which would require 30% mandatory withholding for certain entities. Please see your personal tax advisor for additional information regarding FATCA. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8 to certify the owners’ foreign status. Withholding on taxable distributions may be reduced or eliminated if covered by an income tax treaty between the United States and the non-resident alien’s country of residence. The United States does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for taxable life insurance distributions.
Diversification Requirements. For a Policy to qualify as a variable life insurance policy for federal tax purposes, the investments in the Separate Account must be “adequately diversified” consistent with standards under Treasury Department regulations. If the investments in the Separate Account are not adequately diversified, the Policy will not be treated as a variable life insurance policy for federal income tax purposes. As a result, you will be taxed on the excess of the Policy Value over the investment in the contract. Although Allstate Assurance Company does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.
Ownership Treatment. The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause a policy owner to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct Sub-Account investments without being treated as owners of the underlying assets of the Separate Account.
Your rights under the Policy are different than those described by the IRS in private and public rulings in which it found that policy owners were not owners of separate account assets. For example, if your Policy offers more than twenty (20) investment alternatives you have the choice to allocate premiums and policy values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in your being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income. Allstate Assurance Company does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Policy. We reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However, we make no guarantee that such modification to the Policy will be successful.
Generation-Skipping Transfer Tax. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.
Under certain circumstances, the Tax Code may impose a generation-skipping transfer (“GST”) tax when all or part of a life policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Tax Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Reportable Policy Sale and Transfers of Ownership to Foreign Owners. The Tax Cuts and Jobs Act of 2017 included additional reporting requirements for any reportable policy sale occurring after December 31, 2017. A Reportable Policy Sale occurs when a person (buyer) acquires, directly or indirectly, a life insurance contract or any interest in such a contract with no substantial family, business, or financial relationship with the insured. The buyer is required to provide us with information related to the reportable policy sale to ensure proper reporting on an IRS Form 1099-LS. Upon notification of a reportable policy sale, we have an information reporting obligation to file an IRS Form 1099-SB including the seller’s investment in the life policy and the surrender value of the life insurance policy as of the date of sale. The Tax Cuts and Jobs Act of 2017 also modified the transfer for value rules. The potential application of these requirements underscores the importance of seeking guidance from a qualified advisor before entering into a reportable policy sale. At time of death claim, the death benefits from these life insurance policies that are identified as Reportable Policy Sale contracts are required to be reported on an IRS Form 1099R as a Reportable Death Benefit under Section 6050Y. A Transfer of Ownership to a Foreign Owner requires us to file an IRS Form 1099-SB with the transferor’s investment in the life policy and the surrender value of the life insurance policy as of the date of transfer. A Foreign Owner is a

38 PROSPECTUS

person or entity that cannot provide us an IRS Form W-9 certifying they are a US citizen or resident alien. We require an original IRS Form W-8 to certify the owner’s foreign status.
Medicare Tax on Investment Income. The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,500 for trusts. The taxable portion of payments received under the contract will be considered investment income for purposes of this surtax. You should consult a tax advisor about the impact of this tax on distributions from the Policy.\

Distribution
Allstate Distributors, L.L.C. (“ADLLC”), located at 3075 Sanders Road, Northbrook, IL 60062-7127, serves as principal underwriter and distributor of the Policies. ADLLC is an affiliate of Allstate Assurance Company. ADLLC is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).
ADLLC does not sell Policies directly to purchasers. ADLLC enters into selling agreements with affiliated and unaffiliated broker-dealers to sell the Policies through their registered representatives. The broker-dealers are registered with the SEC and are FINRA member firms. Their registered representatives are licensed as insurance agents by applicable state insurance authorities and appointed as agents of Allstate Assurance Company in order to sell the Policies.
We will pay commissions to broker-dealers that sell the Policies. Commissions paid vary, but we may pay a maximum sales commission of 85% of first year premiums, plus up to 5% of any additional Premiums in Years 2-5. In addition, we may pay a trail commission of up to 0.20% of Policy Value on Policies that have been in force for at least one year. In addition, certain bonuses and managerial compensation may be paid. We pay all commissions and incentives.
Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments.
From time to time, we pay asset-based compensation to broker-dealers. These payments vary among broker dealers, and the asset-based payments may be up to 0.25% of Policy Value annually. These payments are intended to contribute to the promotion of the Policies, and they vary among broker-dealers. The distribution support services include but are not limited to: (1) placement of the Policies on a list of preferred or recommended products in the broker-dealer’s distribution system; (2) sales promotions with regard to the Policies; (3) participation in sales conferences; and (4) helping to defray the costs of sales conferences and educational seminars for the broker-dealer’s registered representatives. A list of broker-dealers that ADLLC paid pursuant to such arrangements is provided in the Statement of Additional Information, which is available upon request. For a free copy, please write or call us at the address or telephone number listed on the front page of this prospectus, or go to the SEC’s Web site (http:// www.sec.gov).
To the extent permitted by FINRA rules and other applicable laws and regulations, we may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. We may not offer the arrangements to all broker-dealers and the terms of the arrangement may differ among broker-dealers.
Individual registered representatives, broker-dealers, and branch managers within some broker-dealers participating in one of these compensation arrangements may receive greater compensation for selling the contract than for selling a different contact that is not eligible for the compensation arrangement. While we take the compensation into account when establishing contract charges, any such compensation will be paid by us or ADLLC and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply to the sale of the contract.
Allstate Assurance Company does not pay ADLLC a commission for distribution of the Policies. ADLLC compensates its representatives who act as wholesalers, and their sales management personnel, for Policy sales. This compensation is based on a percentage of premium payments and/or a percentage of Policy values. The underwriting agreement with ADLLC provides that we will reimburse ADLLC for expenses incurred in distributing the Policies, including any liability to Policy Owners arising out of services rendered or Policies issued.

Legal Proceedings
There are no pending material legal proceedings to which the Separate Account or principal underwriter is a party. Allstate Assurance Company is engaged in routine lawsuits, which, in our management’s judgment, are not of material importance to its respective total assets or material with respect to the Separate Account.

39 PROSPECTUS

Legal Matters
All matters of Illinois law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under Illinois law, have been passed upon by Angela K. Fontana, Vice President, General Counsel and Secretary of Allstate Assurance Company.

Financial Statements
The statements of net assets of each of the individual Sub-Accounts, which comprise the Separate Account, as of December 31, 2019, and the related statements of operations for the year or period then ended and statements of changes in net assets for each of the periods in the two year period ended December 31, 2019 appear in the pages that follow. The statutory-basis financial statements of Allstate Assurance Company as of December 31, 2019 and 2018, and for each of the three years in the period ended December 31, 2019, and the accompanying Independent Auditors’ Report appear in the Statement of Additional Information.

Cyber Security Risks
We are at risk for cyber security failures or breaches of our information and processing systems and the systems of our business partners that could have negative impacts on you.   These impacts include, but are not limited to, potential financial losses under your Policy, your inability to conduct transactions under your Policy, our inability to calculate your Policy’s values, and the disclosure of your personal or confidential information. For more information about these cyber security risks, see the SAI.

Illustration of Policy Values, Death Benefits, and Net Surrender Values
The following tables illustrate how the Policy Values, Net Surrender Values and Death Benefits of a Policy change with the investment experience of the Portfolios. The tables show how the Policy Values, Net Surrender Values and Death Benefits issued to an Insured of a given age and underwriting risk classification who pays the specified annual Premium would vary over time if the investment return on the assets held in the underlying Portfolio(s) was a uniform, gross, after-tax annual rate of 0%, 6% or 12%. The tables on page 41 illustrate a Policy issued to a male, age 45, $120,000 Face Amount, under a standard nonsmoker risk classification and Death Benefit Option 1.
The illustrations assume an annual payment of $1,825.00. The Safety Net Premium (see Safety Net Premium, page 13) for the illustrated Policy is $1,484.40. Payment of the Safety Net Premium or more each year would guarantee Death Benefit coverage for ten years, regardless of investment performance, assuming no loans or withdrawals are taken.
The illustration on page 40 assumes current charges and cost of insurance rates, while the illustration on page 41 assumes maximum guaranteed charges and cost of insurance rates (based on the 2017 Commissioners Standard Ordinary Mortality Table).
The amounts shown for the Death Benefit, Policy Value and Net Surrender Value reflect the fact that the net investment return of the Sub-Accounts is lower than the gross, after-tax return on the assets held in the Portfolios and charges levied against the Sub-Accounts. The values shown take into account the arithmetic average of total annual operating expenses (expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or service (12b-1) fees, and other expenses) of 0.71%. Portfolio fees and expenses used in the illustrations do not reflect any expense reimbursement or fee waivers, which are terminable by the Portfolios and/or their investment advisors as described in the Prospectus under Fee Table and in the Prospectuses for the Portfolios. Also reflected is our monthly charge to the Policy Value for assuming mortality and expense risks. The current monthly charge for the first ten Policy Years is a rate of 0.58% of the average net assets of the Sub-Accounts, and a charge of 0.24% of average daily net assets thereafter. The illustrations also reflect the deduction from Premiums for a premium expense charge of 6.00%, the monthly policy fee of $11.00, and the monthly administrative expense fee of $17.20. The monthly policy fee is guaranteed not to exceed $15.00 per month. The amount of the administrative expense fee will vary with Policy Face Amount. After deduction of average fund expenses, the illustrated gross annual investment rates of return of 0%, 6%, and 12%, “Assuming Current Costs” correspond to approximate net annual rates of -0.71%, 5.29%, and 11.29%, respectively. The illustrated gross annual investment rates of return of 0%, 6%, and 12%, “Assuming Guaranteed Costs” correspond to approximate net annual rates of return of -0.71%, 5.29%, and 11.29%, respectively.
The hypothetical values shown in the tables do not reflect any charges for Federal income taxes against the Separate Account, since we are not currently making this charge. However, this charge may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charge in order to produce the Death Benefits, Policy Values, and Net Surrender Values illustrated (see “Federal Taxes,” page 35.)
The tables illustrate the Policy Values, Net Surrender Values and Death Benefits that would result based upon the hypothetical investment rates of return if Premiums are paid as indicated, if all net Premiums are allocated to the Separate Account, and if no

40 PROSPECTUS

Policy loans are taken. The tables also assume that you have not requested an increase or decrease in the Face Amount of the Policy and that no partial surrenders or transfers have been made.
Upon request, we will provide a comparable illustration based upon the proposed Insured’s actual age, sex and underwriting classification, the Face Amount, Death Benefit option, the proposed amount and frequency of Premiums paid and any available riders requested.

41 PROSPECTUS

ALLSTATE ASSURANCE COMPANY
FLEXIBLE PREMIUM VARIABLE ADJUSTABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS

Male Issue Age 45
Face Amount $120,000	Standard Nonsmoker Class
$1,825 Annual Premium	Death Benefit Option: 1

Current Cost of Insurance Rates Death Benefit Assuming Hypothetical Gross and Net Annual Investment Return of
Policy Year	0% Gross -0.71% Net	6% Gross 5.29% Net	12% Gross 11.29% Net
1	120,000	120,000	120,000
2	120,000	120,000	120,000
3	120,000	120,000	120,000
4	120,000	120,000	120,000
5	120,000	120,000	120,000
6	120,000	120,000	120,000
7	120,000	120,000	120,000
8	120,000	120,000	120,000
9	120,000	120,000	120,000
10	120,000	120,000	120,000
15	120,000	120,000	120,000
20 (Age 65)	120,000	120,000	120,000
25 (Age 70)	120,000	120,000	162,257
30 (Age 75)	120,000	120,000	259,787
35 (Age 80)	120,000	120,000	437,174
40 (Age 85)	**	120,000	736,881
45 (Age 90)	**	151,029	1,222,451
50 (Age 95)	**	190,467	1,946,783
55 (Age 100)	**	249,829	3,255,390
60 (Age 105)	**	321,690	5,431,586
65 (Age 110)	**	409,567	9,139,291
70 (Age 115)	**	521,655	15,378,543
75 (Age 120)	**	664,623	25,877,826
76 (Age 121)	**	697,633	28,716,475

42 PROSPECTUS

Policy Value Assuming Hypothetical Gross and Net Annual Investment Return of				Surrender Value Assuming Hypothetical Gross and Net Annual Investment Return of
Policy Year	0% Gross -0.71% Net	6% Gross 5.29% Net	12% Gross 11.29% Net	Policy Year	0% Gross -0.71% Net	6% Gross 5.29% Net	12% Gross 11.29% Net
1	1,136	1,220	1,305	1	0	0	0
2	2,250	2,491	2,742	2	0	160	412
3	3,343	3,813	4,324	3	1,163	1,633	2,144
4	4,412	5,188	6,065	4	2,357	3,133	4,011
5	5,457	6,617	7,982	5	3,528	4,687	6,053
6	6,475	8,099	10,090	6	4,872	6,496	8,486
7	7,461	9,632	12,403	7	6,183	8,354	11,125
8	8,408	11,211	14,940	8	7,456	10,259	13,988
9	9,318	12,840	17,724	9	8,691	12,214	17,097
10	10,189	14,520	20,782	10	9,888	14,219	20,482
15	14,282	24,299	42,280	15	14,282	24,299	42,280
20 (age 65)	17,152	35,945	78,363	20 (age 65)	17,152	35,945	78,363
25 (age 70)	17,892	49,465	139,877	25 (age 70)	17,892	49,465	139,877
30 (age 75)	14,661	64,901	242,792	30 (age 75)	14,661	64,901	242,792
35 (age 80)	4,070	83,787	416,356	35 (age 80)	4,070	83,787	416,356
40 (age 85)	**	108,366	701,792	40 (age 85)	**	108,366	701,792
45 (age 90)	**	143,837	1,164,239	45 (age 90)	**	143,837	1,164,239
50 (age 95)	**	188,581	1,927,508	50 (age 95)	**	188,581	1,927,508
55 (age 100)	**	247,355	3,223,158	55 (age 100)	**	247,355	3,223,158
60 (age 105)	**	321,690	5,431,586	60 (age 105)	**	321,690	5,431,586
65 (age 110)	**	409,567	9,139,291	65 (age 110)	**	409,567	9,139,291
70 (age 115)	**	521,655	15,378,543	70 (age 115)	**	521,655	15,378,543
75 (age 120)	**	664,623	25,877,826	75 (age 120)	**	664,623	25,877,826
76 (age 121)	**	697,633	28,716,475	76 (age 121)	**	697,633	28,716,475
Assumes the Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums are paid with a different frequency or in different amounts. Assumes that no Policy loans or withdrawals have been made. An ** indicates lapse in the absence of additional Premium.
The hypothetical investment rates of return show above and elsewhere in the SAI and the Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment rates of return may be more less than those shown and will depend on a number of factors, including the investment allocations by the Policy Owner and the Portfolios’ rates of return. The Death Benefit, Policy Value and Surrender Value for the Policy would differ from those shown if the actual investment rates of return averaged the rates shown above over a period of years but fluctuated above or below those averages for individual Policy Years. No representation can be made by Allstate Assurance Company or any Portfolio that this assumed investment rate of return can be achieved for any one year or sustained over a period of time.

43 PROSPECTUS

ALLSTATE ASSURANCE COMPANY
FLEXIBLE PREMIUM VARIABLE ADJUSTABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS

Male Issue Age 45
Face Amount $120,000	Standard Nonsmoker Class
$1,825 Annual Premium	Death Benefit Option: 1

Guaranteed Cost of Insurance Rates Death Benefit Assuming Hypothetical Gross and Net Annual Investment Return of
Policy Year	0% Gross -0.71% Net	6% Gross 5.29% Net	12% Gross 11.29% Net
1	120,000	120,000	120,000
2	120,000	120,000	120,000
3	120,000	120,000	120,000
4	120,000	120,000	120,000
5	120,000	120,000	120,000
6	120,000	120,000	120,000
7	120,000	120,000	120,000
8	120,000	120,000	120,000
9	120,000	120,000	120,000
10	120,000	120,000	120,000
15	120,000	120,000	120,000
20 (age 65)	120,000	120,000	120,000
25 (age 70)	120,000	120,000	150,351
30 (age 75)	120,000	120,000	239,147
35 (age 80)	120,000	120,000	399,681
40 (age 85)	**	120,000	668,608
45 (age 90)	**	120,000	1,096,796
50 (age 95)	**	142,973	1,727,537
55 (age 100)	**	187,978	2,865,163
60 (age 105)	**	241,282	4,741,111
65 (age 110)	**	304,163	7,910,307
70 (age 115)	**	383,698	13,198,740
75 (age 120)	**	484,296	22,023,544
76 (age 121)	**	507,410	24,398,292

44 PROSPECTUS

Policy Value Assuming Hypothetical Gross and Net Annual Investment Return of				Surrender Value Assuming Hypothetical Gross and Net Annual Investment Return of
Policy Year	0% Gross -0.71% Net	6% Gross 5.29% Net	12% Gross 11.29% Net	Policy Year	0% Gross -0.71% Net	6% Gross 5.29% Net	12% Gross 11.29% Net
1	1,086	1,169	1,252	1	0	0	0
2	2,149	2,383	2,627	2	0	53	297
3	3,190	3,645	4,139	3	1,010	1,465	1,960
4	4,206	4,954	5,801	4	2,152	2,899	3,746
5	5,197	6,312	7,626	5	3,268	4,383	5,696
6	6,161	7,718	9,629	6	4,557	6,115	8,025
7	7,090	9,168	11,823	7	5,812	7,890	10,545
8	7,981	10,659	14,223	8	7,029	9,706	13,271
9	8,833	12,191	16,851	9	8,207	11,565	16,225
10	9,646	13,768	19,732	10	9,346	13,468	19,432
15	13,415	22,864	39,834	15	13,415	22,864	39,834
20 (age 65)	15,933	33,502	73,185	20 (age 65)	15,933	33,502	73,185
25 (age 70)	16,285	45,512	129,613	25 (age 70)	16,285	45,512	129,613
30 (age 75)	12,606	58,569	223,502	30 (age 75)	12,606	58,569	223,502
35 (age 80)	1,427	73,271	380,649	35 (age 80)	1,427	73,271	380,649
40 (age 85)	**	88,908	636,770	40 (age 85)	**	88,908	636,770
45 (age 90)	**	108,126	1,044,567	45 (age 90)	**	108,126	1,044,567
50 (age 95)	**	141,557	1,710,433	50 (age 95)	**	141,557	1,710,433
55 (age 100)	**	186,117	2,836,795	55 (age 100)	**	186,117	2,836,795
60 (age 105)	**	241,282	4,741,111	60 (age 105)	**	241,282	4,741,111
65 (age 110)	**	304,163	7,910,307	65 (age 110)	**	304,163	7,910,307
70 (age 115)	**	383,698	13,198,740	70 (age 115)	**	383,698	13,198,740
75 (age 120)	**	484,296	22,023,544	75 (age 120)	**	484,296	22,023,544
76 (age 121)	**	507,410	24,398,292	76 (age 121)	**	507,410	24,398,292
Assumes the Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums are paid with a different frequency or in different amounts.
Assumes that no Policy loans or withdrawals have been made. An ** indicates lapse in the absence of additional Premium.
The hypothetical investment rates of return show above and elsewhere in the SAI and the Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment rates of return may be more less than those shown and will depend on a number of factors, including the investment allocations by the Policy Owner and the Portfolios’ rates of return. The Death Benefit, Policy Value and Surrender Value for the Policy would differ from those shown if the actual investment rates of return averaged the rates shown above over a period of years but fluctuated above or below those averages for individual Policy Years. No representation can be made by Allstate Assurance Company or any Portfolio that this assumed investment rate of return can be achieved for any one year or sustained over a period of time.

45 PROSPECTUS

Glossary of Special Terms
Please refer to this list for the meaning of the following terms:
Accumulation Unit — An accounting unit of measurement, which we use to calculate the value of a Sub-Account.
Age — The Insured’s age at his or her last birthday.
Attained Age — The Insured’s age on his or her last birthday as of the policy issue date and subsequent Policy Anniversaries.
Beneficiary(ies) — The person(s) named by you to receive the Death Benefit under the Policy.
Company — Allstate Assurance Company, sometimes referred to as “Allstate Assurance Company.”
Death Benefit — The amount payable to the Beneficiary under the Policy upon the death of the Insured, before payment of any unpaid Policy Debt or policy charges.
Face Amount — The initial Death Benefit under your Policy, adjusted for any changes in accordance with the terms of your Policy.
Fixed Account — The portion of Policy Value receiving fixed interest crediting and allocated to our general account.
Grace Period — A time period of 61 days that begins on any Monthly Activity Day where the Net Surrender Value is less than the Monthly Deduction for the current policy month, except as provided in the Safety Net Premium provision.
Insured — The person whose life is covered by your Policy.
Investment Options - Includes each of the Sub-Accounts and the Fixed Account available to invest in.
Issue Date — The date the Policy is issued. It is used to determine Policy Years and policy months in your Policy.
Loan Account — An account established for amounts transferred from the Sub-Accounts and the Fixed Account as security for outstanding policy loans.
Monthly Activity Day — The day of the month on which deductions are made. If a month does not have that day, the deduction will be made on the last day of that month.
Monthly Automatic Payment — A method of paying a premium each month automatically, for example by bank draft or salary deduction.
Monthly Deduction — The amount deducted from Policy Value on each Monthly Activity Day for the policy fee, mortality and expense risk charge, administrative expense charge, cost of insurance charge, and the cost of any benefit riders.
Net Death Benefit — The Death Benefit, less any Policy Debt.
Net Investment Factor — An index applied to measure the net investment performance of a Sub-Account from one Valuation Date to the next. It is used to determine the Policy Value of a Sub-Account in any Valuation Period.
Net Policy Value — The Policy Value, less any Policy Debt.
Net Premium — The Premium paid less the premium expense charge.
Net Surrender Value — The amount you would receive upon surrender of your Policy, equal to the Surrender Value less any Policy Debt.
Policy Anniversary — The same day and month as your Issue Date for each subsequent year your Policy remains in force.
Policy Debt — The sum of all unpaid Policy Loans and accrued interest.
Policy Month — A one month period beginning on the same day of the month as the issue date of the policy.
Policy Owner (“You” “Your”) — The person(s) having the rights of ownership defined in the Policy. The Policy Owner may or may not be the same person as the Insured. If your Policy is issued pursuant to a retirement plan, your ownership rights may be modified by the plan.
Policy Value — The sum of the values in the Sub-Accounts of the separate account plus the value of the Fixed Account, plus the Loan Account. The amount from which Monthly Deductions are made and the Death Benefit is determined.
Policy Year — A twelve-month period beginning on the Issue Date or a Policy Anniversary.
Portfolio(s) — The underlying fund(s) (or investment series thereof) in which the Sub-Accounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.

46 PROSPECTUS

Premium — Amounts paid to us as Premium for the Policy by you or on your behalf.
Qualified Plan — A pension or profit-sharing plan established by a corporation, partnership, sole proprietor or other eligible organization that is qualified for favorable tax treatment under Section 401 or 403 of the Tax Code.
Safety Net Premium — The period of time the Policy is guaranteed to stay in force based on the payment of the Safety Net Premium.
Separate Account — Allstate Assurance Company Variable Life Separate Account, which is a segregated investment account of Allstate Assurance Company.
Sub-Account — A subdivision of the Separate Account invested wholly in shares of one of the Portfolios.
Surrender Value — The Policy Value less any applicable surrender charges.
Tax Code — The Internal Revenue Code of 1986, as amended.
Valuation Date — Each day the New York Stock Exchange is open for business. We do not determine accumulation unit value on days on which the New York Stock Exchange is closed for trading.
Valuation Period — The period of time during which we determine the change in the value of the Sub-Accounts in order to price accumulation units. Each Valuation Period begins at the close of normal trading on the New York Stock Exchange, currently 4:00 p.m. Eastern time, on each Valuation Date and ends at the close of the NYSE on the next Valuation Date.
We, Us, Our — Our company, Allstate Assurance Company, sometimes referred to as “Allstate Assurance Company.”
You, Your — The person(s) having the rights of ownership defined in your Policy.

47 PROSPECTUS

Where You Can Find More Information
You can call us at 1-800-865-5237 to ask us questions, to request information about the Policy, and to obtain copies of the Statement of Additional Information, personalized illustrations or other documents. You also can write to us at the address given on the first page of this Prospectus.
We have filed a Statement of Additional Information (“SAI”) with the Securities and Exchange Commission (“SEC”). The current SAI is dated May 1, 2020. The SAI contains additional information about the Policy and is incorporated by reference in this Prospectus. You can obtain a free copy of the SAI upon request, by writing us or calling at the number given above. You should read the SAI because you are bound by the terms contained in it.
We file reports and other information with the SEC. You may read and copy any document we file with the SEC, including the SAI, at the SEC’s public reference room in Washington, DC. Please call the SEC at 1-800-SEC-0330 for information on the operation of the public reference room.
Our SEC reports and other information about us are also available to the public at the SEC’s web site at http://www.sec.gov. Copies of any of the information filed with the SEC may be obtained upon payment of a duplicating fee by writing the SEC’s Public Reference Section, 100 F Street NE, Room 1580, Washington, DC 20549-0102.

ALLSTATE ASSURANCE COMPANY
through its Allstate Assurance Company Variable Life Separate Account
1940 Act File No. 811-23209
1933 Act File No. 333-214403

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for portfolio companies available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from Allstate Assurance Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Allstate Assurance Company electronically by contacting Allstate Assurance Company Customer Service at 1-800-865-5237.
You may elect to receive all future reports in paper free of charge. You can inform Allstate Assurance Company that you wish to continue receiving paper copies of your shareholder reports by contacting Allstate Assurance Company Customer Service at 1-800-865-5237. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

48 PROSPECTUS

FIC750-3

STATEMENT OF ADDITIONAL INFORMATION
ALLSTATE FUTUREVESTSM FLEXIBLE PREMIUM
VARIABLE ADJUSTABLE LIFE INSURANCE POLICIES

DATE OF STATEMENT OF ADDITIONAL INFORMATION
AND RELATED PROSPECTUS:
May 1, 2020

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT ("Separate Account")
DEPOSITOR: ALLSTATE ASSURANCE COMPANY

This Statement of Additional Information is not a prospectus. Please review the Prospectus, which contains information concerning the Policies described above. You may obtain a copy of the Prospectus without charge by calling us at 1-800-366-1411 or writing to us at the address immediately below.

The defined terms used in this Statement of Additional Information are as defined in the Prospectus.

Allstate Assurance Company
P.O. Box 660191
Dallas, TX 75266-0191

TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY

Description of Allstate Assurance Company

State Regulation of Allstate Assurance Company

Allstate Assurance Company Variable Life Account

EXPERTS

ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR POLICY

Replacement of Modified Endowment Contracts

Computation of Policy Value

Transfers Authorized by Telephone

GENERAL POLICY PROVISIONS

Statements to Policy Owners

Limit on Right to Contest

Suicide

Misstatement as to Age and Sex

ADDITIONAL INFORMATION ABOUT CHARGES

DISTRIBUTOR

DISTRIBUTION OF THE POLICY

FINANCIAL STATEMENTS

CYBER SECURITY RISKS

GENERAL INFORMATION AND HISTORY
Allstate Assurance Company ("Company") serves as the depositor of the Separate Account. The Company is a stock life insurance company currently organized under the laws of the State of Illinois. The Company is a wholly owned subsidiary of Allstate Financial Insurance Holdings Corporation ("AFIHC"). AFIHC is a wholly owned subsidiary of The Allstate Corporation. The Company is an Illinois stock life insurance company. The Company and Allstate, itself and/or through its affiliates, markets a broad line of life insurance.
We are authorized to conduct life insurance and annuity business in the District of Columbia and all states except New York. We will market the Policy everywhere we conduct variable life business. The Policies offered by this prospectus were issued by us and will be funded in the Separate Account and/or the Fixed Account.
State Regulation of Allstate Assurance Company. We are subject to the laws of Illinois and regulated by the Illinois Department of Insurance ("Department of Insurance"). Every year we file an annual statement with the Department of Insurance covering our operations for the previous year and our financial condition as of the end of the year. We are inspected periodically by the Department of Insurance to verify our contract liabilities and reserves. Our books and records are subject to review by the Department of Insurance at all times. We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.
Allstate Assurance Company Variable Life Separate Account. Allstate Assurance Company Variable Life Account was originally established in 2017, as a segregated asset account of the Company. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Separate Account or the Company.
EXPERTS

The financial statements of each of the Sub-Accounts of Allstate Assurance Company Variable Life Separate Account of Allstate Assurance Company included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein and elsewhere in the Registration Statement which report expresses an unqualified opinion on the financial statements and financial highlights. Such financial statements and financial highlights have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The statutory-basis financial statements included in this Prospectus of Allstate Assurance Company have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report (which report expresses an unqualified opinion on such financial statements and includes an emphasis of matter paragraph that indicates that such financial statements were prepared in accordance with accounting practices prescribed or permitted by the Illinois Department of Insurance (“statutory basis”), which differ from and are not in accordance with accounting principles generally accepted in the United States of America; and which expresses an adverse opinion that the statutory-basis financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America as the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material). Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR POLICY
Replacement of Modified Endowment Contracts. If you replace a modified endowment contract issued by another insurer with a Policy, your Policy will also be deemed a modified endowment contract. Our ability to determine whether a replaced Policy issued by another insurer is a modified endowment contract is based solely on the sufficiency of the Policy data we receive from the other insurer. We do not consider ourselves liable to you if that data is insufficient to accurately determine whether the replaced Policy is a modified endowment contract. You should discuss this issue with your tax adviser if it pertains to your situation. Based on the information provided to us, we will notify you as to whether you can contribute more Premiums to your Policy without causing it to become a modified endowment contract.

Computation of Policy Value. On each Valuation Date, the portion of your Policy Value in a particular Sub-Account will equal:
The total value of your Accumulation Units in the Sub-Account; plus

(1)	Any Net Premium received from you and allocated to the Sub-Account during the current Valuation Period; plus

(2)	Any Policy Value transferred to the Sub-Account during the current Valuation Period; minus

(3)	Any Policy Value transferred from the Sub-Account during the current Valuation Period; minus

(4)	Any amounts withdrawn by you (plus the applicable withdrawal charge) from the Sub-Account during the current Valuation Period; minus

(5)	The portion of any Monthly Deduction allocated to the Sub-Account during the current Valuation Period for the Policy Month following the Monthly Deduction Day.
On each Valuation Date, the portion of your Policy Value in the Fixed Account will equal:

(1)	Any Net Premium allocated to it, plus

(2)	Any Policy Value transferred to it from the Sub-Accounts; plus

(3)	Interest credited to it; minus

(4)	Any Policy Value transferred out of it; minus

(5)	Any amounts withdrawn by you (plus the applicable withdrawal charge);

(6)	minus

(7)	The portion of any Monthly Deduction allocated to the Fixed Account.
All Policy Values equal or exceed those required by law. Detailed explanations of methods of calculation are on file with the appropriate regulatory authorities.
Transfers Authorized by Telephone. You may make transfers by telephone. To give a third party authorization, you must first send us a completed authorization form.

The cut off time for telephone transfer requests is 4:00 p.m. Eastern time. Calls completed before 4:00 p.m. will be effected on that day at that day's price. Calls completed after 4:00 p.m. will be effected on the next day that the NYSE and Allstate Assurance Company are open for business, at that day's price.
GENERAL POLICY PROVISIONS
Statements to Policy Owners. We will maintain all records relating to the Separate Account and the Sub-Accounts. Each year we will send you a report showing information concerning your Policy transactions in the past year and the current status of your Policy. The report will include information such as the Policy Value as of the end of the current and the prior year, the current Death Benefit, Surrender Value, Policy Debt, partial withdrawals, earnings, Premiums paid, and deductions made since the last annual report. We will also include any information required by state law or regulation. If you ask us, we will send you an additional report at any time. We may charge you up to $25 for this extra report. We will tell you the current charge before we send you the report.

In addition, we will send you the reports required by the 1940 Act. We will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently if required by law. You should therefore give us prompt written notice of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly with any questions.
Limit on Right to Contest. We may not contest the insurance coverage under the Policy after the Policy has been in force for two years while the Insured is alive. If the Policy has lapsed and been reinstated, we may not contest the reinstatement after two years from the date of the reinstatement while the Insured is alive. We may not contest any increase in the Face Amount of the Policy after the increase has been in effect for two years while the Insured is alive.
Suicide. If the Insured commits suicide while sane or kills him or herself while insane within two years of the Issue Date or within two years of any increase in the Face Amount, we are not required to pay the full Death Benefit that would otherwise be payable. Instead, we will pay an amount equal to the Policy Value less any Policy Debt and the Policy will stop. If within two years of the effective date of any increase in the Face Amount the Insured commits suicide while sane or kills him or herself while insane, we will pay a Death Benefit for the increase equal to the total cost of insurance charges.
Misstatement as to Age and Sex. If the age or sex of the Insured is incorrectly stated in the application, we will adjust the Death Benefit appropriately as specified in the Policy.
ADDITIONAL INFORMATION ABOUT CHARGES
DISTRIBUTOR
Allstate Distributors, L.L.C, ("ADLLC") serves as principal underwriter and distributor of the Policies. ADLLC is an affiliate of Allstate Assurance Company. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of FINRA.
The underwriting agreement with ADLLC provides that we will reimburse ADLLC for expenses incurred in distributing the Policies, including liability arising out services we provide on the Policies.

	2017	2018	2019
=======================================	=======	=======	=======
=======================================	=======	=======	=======
Commission paid to ADLLC that were paid to other broker-dealers and registered representatives	0	0	0
Commission kept by ADLLC	0	0	0
Other fees paid to ADLLC for distribution services	0	0	0

DISTRIBUTION OF THE POLICY

Allstate Assurance Company offers the Policies on a continuous basis. The Policies are sold by registered representatives of broker-dealers who are our licensed insurance agents, either individually or through an incorporated insurance agency. Commissions paid vary, but we may pay up to a maximum sales commission of approximately 135% of all Premiums plus 5% of any additional Premiums. In addition, we may pay a trail commission of up to 0.60% of Policy Value on Policies that have been in force for at least one year. In addition, certain bonuses and managerial compensation may be paid. We pay all such commissions and incentives.

Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. If you purchase a Primary Insured Rider, the commissions will vary depending on the allocation of your coverage between the base Policy and the Primary Insured Rider. The same initial Death Benefit will result in the highest commission when there is no Primary Insured Rider, with the commission declining as the portion of the Death Benefit coverage allocated to the Primary Insured Rider increases. Thus, the lowest commission amount is payable when the maximum Primary Insured Rider is purchased.

FINANCIAL STATEMENTS
The statements of net assets of each of the individual Sub-Accounts, which comprise the Separate Account, as of December 31, 2019, and the related statements of operations for the year or period then ended and statements of changes in net assets for each of the periods in the two year period ended December 31, 2019 appear in the pages that follow. The statutory-basis financial statements of Allstate Assurance Company as of December 31, 2019 and 2018, and for each of the three years in the period ended December 31, 2019, and the accompanying Independent Auditors’ Report appear in the Statement of Additional Information.
CYBER SECURITY RISKS
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, we are susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches that could impact us and our Policy Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Policy, but also with entities operating the Policy’s underlying funds and with third-party service providers to us. Cyber security failures originating with any of the entities involved with the offering and administration of the Policy may cause significant disruptions in the business operations related to the Policy. Potential impacts may include, but are not limited to, potential financial losses under the Policy, your inability to conduct transactions under the Policy and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Policy and/or the net asset value (“NAV”) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to us, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by us may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by us in enhancing and upgrading computer systems and systems security to prevent or following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although we, our service providers, and the underlying funds offered under the Policy may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, we cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

INDEPENDENT AUDITORS' REPORT

To the Audit Committee of
Allstate Life Insurance Company
Northbrook, Illinois

We have audited the accompanying statutory-basis financial statements of Allstate Assurance Company (the “Company”), which is a wholly- owned subsidiary of Allstate Financial Insurance Holdings Corporation, which is a wholly- owned subsidiary of The Allstate Corporation which comprise the statutory-basis statements of financial position as of December 31, 2019 and 2018, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2019, and the related notes to the statutory-basis financial statements.
Management's Responsibility for the Statutory-Basis Financial Statements
Management is responsible for the preparation and fair presentation of these statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Illinois Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Auditors' Responsibility
Our responsibility is to express an opinion on these statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory-basis financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the statutory-basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory-basis financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Illinois Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Illinois Department of Insurance.
The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 2 to the statutory-basis financial statements and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of Allstate Assurance Company as of December 31, 2019 and 2018, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2019.
Opinion on Statutory Basis of Accounting
In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of Allstate Assurance Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019, in accordance with the accounting practices prescribed or permitted by the Illinois Department of Insurance as described in Note 2 to the statutory-basis financial statements.

/s/ DELOITTE & TOUCHE LLP

April 10, 2020

ALLSTATE ASSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION
DECEMBER 31, 2019 AND 2018

(in thousands, except par value and number of shares)	2019	2018
ADMITTED ASSETS
Bonds (fair value: $577,483 and $476,413)	$552,734	$489,537
Mortgage loans on real estate	114,821	113,760
Cash, cash equivalents and short-term investments	28,998	21,558
Contract loans	36,759	38,167
Derivatives	13,269	1,278

Subtotals, cash and invested assets	746,581	664,300

Investment income due and accrued	4,908	4,634
Premiums and considerations	4,704	3,552
Current federal and foreign income taxes recoverable and interest thereon	4,766	15,432
Other assets	216	66
From Separate Accounts, Segregated Accounts and Protected Cell Accounts	14,776	5,306

Total	$775,951	$693,290

LIABILITIES
Aggregate reserve for life and accident and health contracts	$527,424	$490,944
Liability for deposit-type contracts	2,934	3,280
Contract claims	10,983	9,741
Other amounts payable on reinsurance	5,902	2
Interest maintenance reserve (“IMR”)	1,855	3,636
Commissions to agents due or accrued	10,246	10,589
Transfers to Separate Accounts due or accrued (net)	(7,090)	(2,841)
Taxes, licenses and fees due or accrued, excluding federal income taxes	1,790	1,323
Asset valuation reserve	7,889	4,728
Payable to parent, subsidiaries and affiliates	26,408	19,251
Derivatives	6,610	331
Accounts payable	-	3,940
Other liabilities	2,113	2,083
From Separate Accounts Statement	14,776	5,306

Total liabilities	611,840	552,313

CAPITAL AND SURPLUS
Common capital stock ($3 par value; 1,000,000 shares authorized, issued and outstanding)	3,000	3,000
Surplus notes	40,000	40,000
Gross paid in and contributed surplus	336,499	281,499
Unassigned funds (surplus)	(215,388)	(183,522)

Total capital and surplus	164,111	140,977

Total	$775,951	$693,290

See notes to statutory-basis financial statements.

ALLSTATE ASSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

(in thousands)	2019	2018	2017
Premiums and annuity considerations for life and accident and health contracts	$240,743	$166,499	$57,577
Net investment income	29,544	20,725	21,804
Amortization of IMR	1,654	1,998	2,815
Commissions and expense allowances on reinsurance ceded	758	9,768	83,713
Reserve adjustments on reinsurance ceded	(107)	(73)	(73)
Other income	2,878	1,287	42

Total	275,470	200,204	165,878

Death benefits	53,904	48,651	39,639
Disability benefits and benefits under accident and health contracts	375	392	393
Surrender benefits and withdrawals for life contracts	16,020	17,891	17,360
Increase in aggregate reserves for life and accident and health contracts	36,480	12,877	(52,229)
Commissions on premiums, annuity considerations and deposit-type contract funds	64,573	60,543	59,257
Commissions and expense allowances on reinsurance assumed	2,173	2,329	2,481
General insurance expenses	123,515	106,523	103,392
Insurance taxes, licenses and fees, excluding federal income taxes	8,598	5,946	7,251
Increase in loading on deferred and uncollected premiums	911	707	(4,068)
Net transfers to or (from) Separate Accounts net of reinsurance	6,073	2,983	168
Transfer to (from) IMR-Reinsurance	-	-	(957)
Other expenses	26	138	105

Total	312,648	258,980	172,792

Net loss from operations after dividends to policyholders and before federal
income taxes	(37,178)	(58,776)	(6,914)

Federal and foreign income taxes incurred (excluding tax on capital gains)	(4,073)	(12,771)	271

Net loss from operations after dividends to policyholders and federal
income taxes and before realized capital gains or (losses)	(33,105)	(46,005)	(7,185)

Net realized capital gains (losses) less capital gains tax of $-, $- and $(48)	-	-	(90)

Net loss	$(33,105)	$(46,005)	$(7,275)

See notes to statutory-basis financial statements.

ALLSTATE ASSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

(in thousands)	2019	2018	2017
Capital and surplus, December 31, prior year	$140,977	$135,782	$133,914
Net loss	(33,105)	(46,005)	(7,275)
Change in net unrealized capital gains (losses)	2,222	(203)	-
Change in nonadmitted assets	1,587	(12,708)	10,359
Change in net deferred income tax	591	(54)	-
Change in liability for reinsurance in unauthorized and certified companies	-	-	(1)
Change in asset valuation reserve	(3,161)	(835)	(1,215)
Capital and surplus paid in	55,000	65,000	-

Capital and surplus, December 31, current year	$164,111	$140,977	$135,782

See notes to statutory-basis financial statements.

5

ALLSTATE ASSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

(in thousands)	2019	2018	2017
Cash from operations
Premiums collected net of reinsurance	$238,788	$164,580	$89,110
Net investment income	30,051	22,871	23,735
Miscellaneous income	3,636	12,472	82,338
Total	272,475	199,923	195,183

Benefit and loss related payments	63,276	66,667	60,644
Net transfers to Separate Accounts, Segregated Accounts and Protected Cell Accounts	10,321	5,515	478
Commissions, expenses paid and aggregate write-ins for deductions	198,727	179,733	163,775
Federal and foreign income taxes (recovered) paid	(14,773)	1,952	(36,747)
Total	257,551	253,867	188,150
Net cash from operations	14,924	(53,944)	7,033

Cash from investments
Proceeds from investments sold, matured or repaid	80,096	148,643	170,377
Cost of investments acquired (long-term only)	154,538	158,241	186,403
Net increase or (decrease) in contract loans and premium notes	(1,438)	(2,504)	(1,441)
Net cash from investments	(73,004)	(7,094)	(14,585)

Cash from financing and miscellaneous sources
Capital and paid in surplus, less treasury stock	55,000	65,000	-
Borrowed funds	-	(307)	208
Net deposits on deposit-type contracts and other insurance liabilities	(360)	2,191	963
Other cash provided (applied)	10,880	(7,341)	13,563
Net cash from financing and miscellaneous sources	65,520	59,543	14,734

Reconciliation of cash, cash equivalents and short-term investments
Net change in cash, cash equivalents and short-term investments	7,440	(1,495)	7,182
Cash, cash equivalents and short-term investments, beginning of year	21,558	23,053	15,871
Cash, cash equivalents and short-term investments, end of year	$28,998	$21,558	$23,053

Supplemental disclosures for non-cash transactions
Portfolio investments exchanged	$31,903	$10,422	$22,223

See notes to statutory-basis financial statements.

6

ALLSTATE ASSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

1.	General

Allstate Assurance Company (the "Company"), an insurance company domiciled in the State of Illinois, is a wholly owned subsidiary of Allstate Financial Insurance Holdings Corporation (“AFIHC”). AFIHC is a holding company domiciled in the State of Delaware and a wholly owned subsidiary of The Allstate Corporation (the “Corporation”).

The Company is licensed to conduct business in all states except New York and in the District of Columbia. The Company began issuing new life insurance business in 2015. Its products consist of interest-sensitive, variable and traditional life. The Company also has closed blocks of deferred and immediate fixed annuity business, and a closed variable annuity product, the assets and liabilities of which are held in a Separate Account. The Company reinsures 100% of its variable annuity Separate Account business with an unaffiliated third party.

2.	Summary of Significant Accounting Policies

Basis of presentation

The Company prepares its financial statements in conformity with accounting practices prescribed or permitted by the Illinois Department of Insurance (“IL DOI”). Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The State of Illinois requires its domestic insurance companies to prepare financial statements in conformity with the NAIC Accounting Practices and Procedures Manual (“APPM”), which includes all Statements of Statutory Accounting Principles (“SSAPs”), subject to any deviations prescribed or permitted by the IL DOI.

The Company’s net income and capital and surplus did not include any accounting practices prescribed or permitted by the IL DOI during 2019, 2018 and 2017.

Accounting practices and procedures of the NAIC as prescribed or permitted by the IL DOI comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences relevant to the Company are as follows:

•
Bonds, excluding Securities Valuation Office (“SVO”)-identified investments are stated at amortized cost, or lower of amortized cost or fair value, or recovery value, while under GAAP, they are generally carried at fair value or recovery value depending on the reason for other-than-temporary impairment (“OTTI”) as discussed below.

•	Realized investment capital gains or losses are reported net of related income taxes, while under GAAP, such gains or losses are reported gross of tax.

•	Under both GAAP and the APPM, the Company is required to identify securities with OTTI and to recognize an impairment loss.

GAAP and the APPM have different requirements for bonds other than loan-backed and structured securities (“LBASS”), and LBASS with OTTI depending if it is credit related or intent related. Credit related OTTI results from an assessment that the entire cost basis is not expected to be recovered. Intent related OTTI results when there is a decision to sell a security or when it is more likely than not that the Company will be required to sell the security before the recovery of the amortized cost basis.

Under GAAP, for credit related OTTI, bonds other than LBASS are written down to expected recovery value. Recovery value is determined by calculating the present value of the future cash flows at the security’s original or current effective rate. Under the APPM, for credit related OTTI, bonds other than LBASS, are written down to fair value. Under GAAP and the APPM, for intent related OTTI, bonds other than LBASS are written down to fair value.

Under GAAP and the APPM, for credit related OTTI, LBASS are written down to expected recovery value. Under GAAP and the APPM, for intent related OTTI, LBASS are written down to fair value. Intent related OTTI, for LBASS under the APPM, results when there is no intent and ability to hold the security until it recovers in value, which is not required under GAAP.

•
Under the APPM, derivatives which follow hedge accounting are reported in a manner consistent with the hedged item with no ineffectiveness separately recorded. Derivatives that are not designated as accounting hedges are recorded at fair value, with changes in fair value recorded as unrealized capital gains or losses in unassigned surplus until the transaction is closed (e.g., terminated, sold, expired, exercised). Derivatives which are used in replication are reported in a manner consistent with the asset that has been replicated. Embedded derivative instruments are not accounted for separately as derivative instruments. Derivative assets and liabilities are reported gross in the financial statements.

Under GAAP, derivatives that qualify as a fair value hedge are recorded at fair value in the same income statement line item as the hedged item; cash flow hedges are also recorded at fair value. Hedge ineffectiveness, if any, is recorded along with the hedged item. The change in fair value of a non-hedge derivative, including derivatives used in replication, is recorded as a realized capital gain or loss. Embedded

7

derivative instruments are accounted for separately and marked to market through realized capital gains or losses. Derivative assets and liabilities that qualify for offsetting with a counterparty are reported as a net asset or liability in the financial statements.

•
The APPM requires that, if in the aggregate, the Company has a net negative cash balance it shall be reported as a negative asset. GAAP requires that such negative cash balances be reported as other liabilities.

•
Under the APPM, costs that are related directly to the successful acquisition of new or renewal life insurance and investment contracts, principally agents’ and brokers’ remuneration and certain underwriting costs, are expensed as incurred. Under GAAP, these costs are deferred and amortized to income either over the premium paying period of the related policies in proportion to the estimated revenue on such business or in relation to the present value of estimated gross profits on such business over the estimated lives of the contracts.

•
Both GAAP and the APPM require a provision for deferred taxes on temporary differences between the reporting and tax bases of assets and liabilities. The change in deferred taxes is reported in surplus per the APPM, while under GAAP, the change is reported in the Statement of Operations. The APPM also includes limitations as to the amount of deferred tax assets ("DTAs") that may be reported as an admitted asset. Both GAAP and the APPM require a valuation allowance for DTAs and the allowance is similarly measured.

•	Under the APPM, the effects of reinsurance are netted against the corresponding assets or liabilities versus reported on a gross basis for GAAP.

•
Certain reported assets, including prepaid commissions, certain agent and bills receivables and certain other receivables over 90 days past due, are designated as nonadmitted assets and are charged directly to unassigned surplus. Under GAAP, these assets are reported in the Statements of Financial Position, net of any valuation allowance.

•
The APPM requires that proceeds received from the issuance of surplus notes be reported in surplus. GAAP requires that surplus notes be reported as debt. The related interest on surplus notes is not accrued until approved by the applicable states of domicile per the APPM. GAAP requires interest on surplus notes to be accrued without state approval.

•
Statutory policy reserves are based on mortality, interest and other assumptions applied in compliance with statutory regulations and subject to reserve testing with assumptions subject to statutory requirements. Statutory formula policy reserves in certain cases are subject to stand alone reserve testing with assumptions subject to statutory requirements. Statutory policy reserves generally differ from policy reserves under GAAP, which are based on the Company’s estimates of mortality, interest and withdrawals and include sufficiency testing with assumptions representative of the Company’s current expectations. The effect, if any, on reserves due to a change in valuation basis is recorded directly to unassigned surplus per the APPM rather than included in the determination of net gain from operations for GAAP.

•	The asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are required by the APPM, but not GAAP.

•
Under the APPM, premium receipts and benefits on certain annuity contracts and universal life-type contracts are recorded as revenue and expense. Under GAAP, revenue on certain annuity contracts and universal life-type contracts is comprised of contract charges and fees, which are recognized when assessed against the policyholder account balance. Additionally, premium receipts on certain annuity contracts and universal life-type contracts are considered deposits and are recorded as interest-bearing liabilities, while benefits are recognized as expenses in excess of the policyholder account balance.

•	GAAP requires the presentation of comprehensive income and its components in the financial statements, which is not required by the APPM.

•
Under the APPM, transactions between entities under common control are transferred at fair value while under GAAP, they are transferred at book value. Gains on such transactions are deferred by the reporting entity under the APPM while no gains or losses should be recognized under GAAP.

Use of estimates

The preparation of financial statements in conformity with the NAIC Annual Statement Instructions and accounting practices prescribed or permitted by the IL DOI requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Reclassifications

To conform to the current year presentation, certain amounts in the prior year’s financial statements and notes were reclassified.

Investments

Bonds with an NAIC designation of 1 through 5, including LBASS and excluding SVO-identified investments, are reported at amortized cost using the effective yield method. Bonds with an NAIC designation of 6 are reported at the lower of amortized cost or fair value, with the difference reflected in unassigned surplus as an unrealized capital loss. In general, LBASS utilize a multi-step process for determining carrying value and NAIC designation in accordance with SSAP No. 43R, Loan-backed and Structured Securities. The Company’s bond portfolio also includes SVO-identified investments, which are reported at fair value. Changes in the fair value of the SVO-identified investments are recorded as a change in net unrealized capital gains (losses), which is a component of unassigned surplus.

Mortgage loans are reported at unpaid principal balances, net of unamortized premium or discount.

8

Short-term investments consist of investments in the Allstate Short Term Pool (“Short term pool”). Investments in the Short term pool are stated at the net asset value (“NAV”) as a practical expedient to determine fair value. NAV is the amount of net assets attributable to each member of the pool outstanding at the close of the period.

Contract loans are reported at the unpaid principal and capitalized interest balance. Interest is capitalized into the loan balance each contract anniversary. Loans deemed uncollectible are written off. Loan balances in excess of cash value are nonadmitted.

Realized capital losses recognized on all bonds due to OTTI resulting from changes in the general level of interest rates are reported in the IMR, net of tax and amortized into the Statements of Operations. For LBASS designated as no intent and ability to hold, the non-interest related portion of OTTI losses is used in the calculation of the AVR provision, while the interest-related OTTI is reported in IMR. OTTI realized capital losses for bonds that are not a result of changes in the general level of interest rates are reported in the Statements of Operations and used in the calculation of the AVR provision, the change of which is reported within unassigned surplus.

Investment income consists of interest and amortization of any premium or discount. Interest is recognized on an accrual basis using the effective yield method. Interest income for LBASS is determined considering estimated pay-downs, including prepayments, obtained from third-party data sources and internal estimates. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. For LBASS of high credit quality with fixed interest rates, the effective yield is recalculated on a retrospective basis. For all others, the effective yield is recalculated on a prospective basis. In periods subsequent to the recognition of an OTTI on a bond, including LBASS, the difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income. Accrual of income is suspended for other-than-temporarily impaired bonds when the timing and amount of cash flows expected to be received is not reasonably estimable. Accrual of income is suspended for mortgage loans that are in default or when the full and timely collection of principal and interest payments is not probable. Cash receipts on investments on nonaccrual status are generally recorded as a reduction of carrying value.

Realized capital gains and losses include gains and losses on investment sales, write-downs in value due to other than temporary declines in fair value and periodic changes in fair value and settlements of certain derivatives. Realized capital gains and losses on investment sales are determined on a specific identification basis.

The Company has a comprehensive portfolio monitoring process to identify and evaluate each bond, including LBASS, whose carrying value may be other-than-temporarily impaired. For each bond, excluding LBASS, in an unrealized loss position (fair value is less than amortized cost), the Company assesses whether management with the appropriate authority has made a decision to sell the bond prior to its maturity at an amount below its carrying value. If the decision has been made to sell the bond, the bond’s decline in fair value is considered other than temporary and the Company recognizes a realized capital loss equal to the difference between the amortized cost and the fair value of the bond at the balance sheet date the assessment is made. If the Company has not made the decision to sell the bond, but it is probable the Company will not be able to collect all amounts due according to contractual terms, the bond’s decline in value is considered other-than-temporarily impaired, and a write-down of the amortized cost to fair value is required. For securities with an NAIC designation of 6, unrealized losses that are not deemed other-than-temporarily impaired are reflected in the Company’s unassigned surplus.

For LBASS, the Company assesses whether management with the appropriate authority has made a decision to sell each LBASS in an unrealized loss position or does not have the intent and ability to retain the LBASS for a period of time sufficient to recover the amortized cost basis. If either situation exists, the security’s decline in value is considered other-than-temporarily impaired and the security is written down as a realized capital loss to fair value. If management has not made the decision to sell the LBASS and management intends to hold the security for a period of time sufficient to recover the amortized cost basis, the Company analyzes the present value of the discounted cash flows expected to be collected. If the present value of the discounted cash flows expected to be collected is less than the amortized cost, the security is considered other-than-temporarily impaired and the Company recognizes a realized capital loss for the difference between the present value of the discounted cash flows and the amortized cost. For securities with an NAIC designation of 6, unrealized losses that are not deemed other-than-temporarily impaired are reflected in the Company’s unassigned surplus.

The Company’s portfolio monitoring process includes a quarterly review of all securities to identify instances where the fair value of a bond, including LBASS, compared to its amortized cost is below established thresholds. The process also includes the monitoring of other impairment indicators such as ratings, ratings downgrades and payment defaults. The securities identified, in addition to other securities for which the Company may have a concern, are evaluated for potential OTTI using all reasonably available information relevant to the collectibility or recovery of the security. Inherent in the Company’s evaluation of OTTI for these securities are assumptions and estimates about the financial condition and future earnings potential of the issue or issuer. Some of the factors that may be considered in evaluating whether a decline in fair value is other than temporary are: (1) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry specific market conditions and trends, geographic location and implications of rating agency actions and offering prices; (2) the specific reasons that a security is in an unrealized loss position, including overall market conditions which could affect liquidity; and (3) the length of time and extent to which the fair value has been less than amortized cost or cost.

Impairment adjustments on mortgage loans are recorded when it is probable contractual principal and interest will not be collected. OTTI adjustments reduce the carrying value of mortgage loans to the fair value of the collateral less the estimated cost to sell.

Due and accrued investment income is recorded as an asset, with three exceptions. Due and accrued investment income on mortgage loans in default, where interest is more than 180 days past due, is nonadmitted. Due and accrued investment income for investments other than mortgage loans, that is more than 90 days past due, is nonadmitted. In addition, due and accrued investment income that is determined to be uncollectible, regardless of its age, is written off in the period that determination is made. All due and accrued investment income was admitted as of December 31, 2019 and 2018.

9

Derivative financial instruments

Derivative financial instruments include futures contracts and index option contracts. When derivatives meet specific criteria, they may be designated as accounting hedges, which means they may be accounted for and reported on in a manner that is consistent with the hedged asset or liability. Derivatives that are not designated as accounting hedges are accounted for on a fair value basis, with changes in fair value recorded as unrealized capital gains or losses in unassigned surplus. The determination of the AVR and IMR impact of realized capital gains and losses on derivatives is based on how the realized capital gains and losses of the underlying asset is reported. The Company’s accounting policy for the various types of derivative instruments is discussed further in Note 4.

AVR and IMR

The Company establishes the AVR and IMR as promulgated by the NAIC. The AVR offsets potential credit-related investment losses and volatility in recorded changes in fair value measurements on all invested asset categories excluding cash, contract loans, premium notes, collateral notes and income receivables. The AVR calculation is formula-based and considers the prior year reserve balance, the current year’s realized credit-related (default) and equity capital gains and losses, net of capital gains tax, and the current year’s unrealized capital gains and losses, net of deferred taxes thereon, applicable to the invested asset categories that are grouped within the default and equity components. The default component includes long-term bonds, preferred stocks, short-term bonds, derivatives and mortgage loans. The equity component includes common stocks, real estate and other invested assets. Other invested assets consist of investments in joint ventures, partnerships, limited liability companies, low income housing tax credit property investments, collateral loans and surplus notes. The undistributed earnings or losses from investments in joint ventures, partnerships and limited liability companies are reported as changes in unrealized capital gains and losses and included in the AVR. Cash distributions received from investments in joint ventures, partnerships and limited liability companies are recognized in investment income to the extent that they are not in excess of the undistributed accumulated earnings attributable to the investee and the unrealized gain would be reversed, whereas, any distributions that are in excess of the undistributed accumulated earnings attributable to the investee reduce the carrying amount of the investment. Realized and unrealized capital gains increase the AVR and realized and unrealized capital losses decrease the AVR. The Company’s total AVR is generally limited to a maximum amount of credit-related reserve that is calculated using a set of factors applied to the admitted asset values of the various invested asset categories. Total AVR in one sub-component of either the default or equity component that is in excess of the maximum reserve must be transferred to the “sister” sub-component if that sub-component’s total AVR is below its maximum reserve. If the total AVR in either of the combined default or equity component is in excess of the combined maximum reserve, the Company may transfer the excess to the other component if that component’s total AVR is below its maximum reserve, or the excess reserve may be released to unassigned surplus. In general, decreases in the Company’s total invested assets portfolio will decrease the total AVR and increases will increase the total AVR.

The IMR captures the realized capital gains and losses that result from changes in the overall level of interest rates and amortizes them into investment income over the approximate remaining life of the investments sold. The IMR includes all realized capital gains and losses, net of capital gains tax thereon, due to interest rate changes on fixed income investments, mortgage loans and derivatives, and excludes credit-related realized capital gains and losses on default component invested assets, realized capital gains and losses on equity investments and unrealized capital gains and losses. After a realized capital gain or loss has been identified as interest-related and an expected maturity date has been determined, a company may select either a grouped method or seriatim method for calculating the IMR amortization. The Company has elected to use the grouped method in calculating its IMR amortization. The total IMR is calculated by adding the current year’s interest-related capital gains and losses, net of capital gains tax, to the prior year reserve and subtracting the current year’s amortization released to the Statements of Operations. A negative IMR is reported as a nonadmitted asset. Make whole fees and prepayment penalties are recorded as investment income and not included in the IMR.

Off-balance sheet financial instruments

Commitments to purchase private placement securities have off-balance-sheet risk because their contractual amounts are not recorded in the Company’s Statements of Financial Position. The details of the off-balance-sheet commitments are discussed further in Note 4.

Premiums and annuity considerations

Annual premiums for most traditional life insurance policies are recognized as revenue on the policy anniversary date. Premiums, based on modal payment, for certain immaterial traditional life insurance policies are recognized as revenue when due. Premiums for all single and flexible premium life insurance and annuity products are recognized as revenue when collected. Considerations received on deposit-type funds, which do not contain any life contingencies, are recorded directly to the related reserve liability.

Premiums written and not yet collected from policyholders are shown as a receivable, with balances older than 90 days nonadmitted.

Reserves for policy benefits

The Company adopted Principles Based Reserving (“PBR”), which are computed actuarially according to the Valuation Manual Section 20 method with interest, mortality and other assumptions applied in compliance with statutory regulations, for the following policies:

Indexed life policies issued on or after February 11, 2019
Certain universal life policies issued on or after February 11, 2019
Guaranteed term policies issued on or after January 1, 2018, and
Certain whole life policies issued on or after October 15, 2018

Policy benefit reserves for traditional and flexible premium life insurance policies, excluding the above policies, are computed actuarially according to the Commissioners' Reserve Valuation Method (“CRVM”) with interest, mortality and other assumptions applied in compliance with statutory regulations.

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Benefit reserves for annuity products are calculated according to the Commissioners' Annuity Reserve Valuation Method with interest, mortality and other assumptions applied in compliance with statutory regulations.

Reserves for deposit-type funds are equal to deposits received and interest credited to the benefit of contractholders, less surrenders and withdrawals that represent a return to the contractholder. For deposit-type funds with no cash values prior to maturity, reserves are present values of contractual payments with interest assumptions in compliance with statutory regulations.

On traditional life insurance contracts, the Company waives deduction of deferred fractional premiums upon the death of the insured and returns any portion of the final premium beyond the date of death. Surrender values are not contracted in excess of the reserve as legally computed. For life contracts, the cost of additional mortality for each policy is assumed to equal the additional premium charged for that policy period and is reserved accordingly. Additional premiums are collected for policies issued on substandard lives. Reserves are held in a manner consistent with traditional policies.

Tabular interest, tabular less actual reserves released and tabular cost are determined by formula as described in the APPM.

Tabular interest for contracts not involving life contingencies represents the net amount credited taking into account increments of premiums and annuity considerations and decrements of benefits, withdrawals, loads and policy charges.

Reinsurance

The Company has a retrocessional coinsurance agreement with Allstate Life Insurance Company (“ALIC”), an affiliate, whereby ALIC reinsures certain assumed universal life business to the Company. Reinsurance does not extinguish the direct writers’ primary liability under the policies written.

The amounts reported in the Statements of Financial Position as amounts recoverable from reinsurers include amounts billed to reinsurers for losses paid. Contract claims are reported net of reinsurance recoverables on unpaid losses, which represent estimates of amounts expected to be recovered from reinsurers on incurred losses that have not yet been paid. Reinsurance recoverables on unpaid losses are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contract and in accordance with the coverage, terms and conditions of the reinsurance agreement. Reinsurance premiums are generally reflected in income in a manner consistent with the terms of the reinsurance agreements. Reinsurance does not extinguish the Company’s primary liability under the policies written. Reinsurance recoverable balances that are current and from authorized reinsurers are reported as admitted assets. Reinsurance recoverable balances from unauthorized reinsurers require collateral at least equal to the amount recoverable, or the recoverable balance is nonadmitted. All reinsurance recoverable balances that are 90 days past due are nonadmitted. If it is probable that reinsurance recoverables on paid or unpaid claim or benefit payments are uncollectible, these amounts are written off through a charge to the Statements of Operations.

Income taxes

The income tax provision is calculated under the liability method. DTAs and deferred tax liabilities (“DTLs”) are recorded based on the difference between the statutory financial statement and tax bases of assets and liabilities at the enacted tax rates. Deferred income taxes also arise from net unrealized capital losses on certain investments carried at fair value. The net change in DTAs and DTLs is applied directly to unassigned surplus. The nonadmitted portion of gross DTAs is determined by applying the rules prescribed by SSAP No. 101, Income Taxes (“SSAP No. 101”).

The application of SSAP No. 101 requires the Company to evaluate the recoverability of DTAs and to establish a statutory valuation allowance adjustment (“valuation allowance”), if necessary, to reduce the DTA to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the DTAs and DTLs; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the DTAs; and (7) any tax planning strategies that the Company would employ to avoid an operating loss or tax credit carryforward from expiring unused. Although the realization is not assured, management believes it is more likely than not that the DTAs, net of the valuation allowance, will be realized.

Separate Account

The assets of the Separate Account are carried at fair value. Separate Account liabilities represent the contractholders’ claims to the related assets and are carried at the fair value of the assets. In the event the asset values of certain contractholder accounts are projected to be below the value guaranteed by the Company, a liability is established through a charge to earnings. Reserves for guarantees provided by the Company are included in Exhibit 5 of the Company’s General Account Annual Statement. The Company holds reserves for variable annuity contracts and variable life policies at less than the fund balances carried in the Separate Account. The difference between the reserves and the fund balances of the Separate Account is transferred from the Separate Account to the General Account, as well as, premiums, contract benefits, reserve transfers, policy loans and policyholder charges. Separate Account premium deposits, benefit expenses and contract charges for mortality risk, contract and policy administration are recorded by the Company and reflected in the Statements of Operations. Investment income, realized capital gains and losses and changes in unrealized capital gains and losses related to assets which support variable annuity contracts and variable life policies accrue directly to the contractholders and, therefore, are not included in the Statements of Operations.

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3.	Investments

Fair values

The following table summarizes the statement value, gross unrealized gains, gross unrealized losses and fair value of the Company’s bonds and SVO-identified investments, excluding bonds that have been written down to fair value as of December 31:

(in thousands)		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
2019	Value	Gains	Losses	Value
Industrial and miscellaneous	$463,416	$23,513	$(686)	$486,243
SVO-identified investments	40,548	-	-	40,548
U.S. special revenue	28,913	1,758	-	30,671
U.S. governments	19,857	164	-	20,021
Total bonds	$552,734	$25,435	$(686)	$577,483

		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
2018	Value	Gains	Losses	Value
Industrial and miscellaneous	$425,944	$771	$(13,358)	$413,357
SVO-identified investments	14,955	-	-	14,955
U.S. special revenue	28,077	100	(509)	27,668
U.S. governments	20,561	105	(233)	20,433
Total bonds	$489,537	$976	$(14,100)	$476,413

Unrealized losses

Unrealized losses are calculated as the difference between amortized cost and fair value for the Company’s investment securities, including securities written down to fair value. They result from declines in fair value below amortized cost for bonds, including LBASS, and are evaluated for OTTI. Every security with unrealized losses was included in the portfolio monitoring process.

The following tables summarize the fair value and gross unrealized losses of bonds and LBASS by the length of time individual securities have been in a continuous unrealized loss position as of December 31.

(in thousands)	2019
	Less than 12 Months		12 Months or More
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Total Unrealized Losses
Bonds, excluding LBASS	$10,885	$(119)	$7,825	$(536)	$(655)
LBASS	33,407	(31)	-	-	(31)
Total	$44,292	$(150)	$7,825	$(536)	$(686)

	2018
	Less than 12 Months		12 Months or More
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Total Unrealized Losses
Bonds, excluding LBASS	$281,449	$(9,203)	$114,884	$(4,754)	$(13,957)
LBASS	23,589	(269)	8,211	(128)	(397)
Total	$305,038	$(9,472)	$123,095	$(4,882)	$(14,354)

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The following table summarizes the gross unrealized losses by unrealized loss position and credit quality as of December 31, 2019.

(in thousands)	Investment Grade	Below Investment Grade	Total
Bonds, including LBASS with unrealized loss position less than 20% of amortized cost (1)(2)	$(73)	$(497)	$(570)
Bonds with unrealized loss position greater than or equal to 20% of amortized cost (3)(4)	-	(116)	(116)
Total unrealized losses	$(73)	$(613)	$(686)
(1) Below investment grade includes $77 thousand that had been in an unrealized loss position for less than twelve months.
(2) Related to bonds, including LBASS with an unrealized loss position less than 20% of amortized cost, the degree of which suggested that these securities did not pose a high risk of being other-than-temporarily impaired.
(3) All the below investment grade bonds had been in an unrealized loss position for a period of twelve or more consecutive months.
(4) Evaluated based on factors such as discounted cash flows and the financial condition and near-term and long-term prospects of the issue or issuer and were determined to have adequate resources to fulfill contract obligations.

Investment grade is defined as a security having an NAIC designation of 1 or 2, a rating of Aaa, Aa, A or Baa from Moody’s, a rating of AAA, AA, A or BBB from S&P Global Ratings, a comparable rating from another nationally recognized rating agency, or a comparable internal rating if an externally provided rating is not available. Market prices for certain securities may have credit spreads which imply higher or lower credit quality than the current third-party rating. Unrealized losses on investment grade securities were principally related to an increase in market yields which may include increased risk-free interest rates and/or wider credit spreads since the time of initial purchase. The unrealized losses are expected to reverse as the securities approach maturity.

LBASS in an unrealized loss position were evaluated based on actual and projected collateral losses relative to the securities’ positions in the respective securitization trusts, security specific expectations of cash flows, and credit ratings. This evaluation also takes into consideration credit enhancement, measured in terms of: (1) subordination from other classes of securities in the trust that are contractually obligated to absorb losses before the class of security the Company owns, and (2) the expected impact of other structural features embedded in the securitization trust beneficial to the class of securities the Company owns, such as overcollateralization and excess spread.

As of December 31, 2019, the Company had not made a decision to sell and it was not more likely than not the Company would be required to sell bonds, including LBASS, with unrealized losses before recovery of the amortized cost basis. As of December 31, 2019, the Company had the intent and ability to hold LBASS with unrealized losses for a period of time sufficient for them to recover.

Scheduled maturities

The scheduled maturities for bonds, cash equivalents and short-term investments were as follows as of December 31, 2019:

(in thousands)	Statement Value	Fair Value
Due in one year or less	$108,614	$108,714
Due after one year through five years	161,618	164,813
Due after five years through ten years	229,802	243,926
Due after ten years	80,294	87,624
Total	$580,328	$605,077

Actual maturities may differ from those scheduled as a result of calls and make-whole payments by the issuers.

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Net realized capital gains and losses

Net realized capital gains and losses from investment securities including calls consisted of the following:

(in thousands)
Year Ended December 31, 2019	Gross Realized Gains	Gross Realized Losses	Net Realized Gains (Losses)
Bonds	$1,062	$1,222	$(160)
Short-term investments Mortgage loans on real estate	1 -	3 -	(2) -
	$1,063	$1,225	(162)
Capital loss tax benefit			34
Transferred to IMR			128
Total			$-

Year Ended December 31, 2018	Gross Realized Gains	Gross Realized Losses	Net Realized Gains (Losses)
Bonds Short-term investments Mortgage loans on real estate	$34 - -	$2,521 - 117	$(2,487) - (117)
	$34	$2,638	(2,604)
Capital loss tax benefit			547
Transferred to IMR			2,057
Total			$-

Year Ended December 31, 2017	Gross Realized Gains	Gross Realized Losses	Net Realized Gains (Losses)
Bonds Short-term investments Mortgage loans on real estate	$786 - -	$968 - -	$(182) - -
	786	968	(182)
Capital loss tax benefit			63
Transferred to IMR			29
Total			$(90)

No realized losses from impairments were recorded in 2019, 2018 and 2017.Proceeds from sales of bonds, exclusive of calls, maturities and pay downs were $87 million, $124 million and $146 million in 2019, 2018 and 2017, respectively. Gross gains of $1 million, $34 thousand and $1 million and gross losses of $1 million, $2 million and $1 million were realized on sales of bonds, exclusive of calls, maturities and pay downs during 2019, 2018 and 2017, respectively.

Mortgage loans on real estate

The Company invested in one new mortgage loan in 2019 which had a lending rate of 4.02%. The minimum and maximum lending rates for new mortgage loans in 2018 were 4.38% and 4.56%. All new mortgage loans were commercial. The Company’s mortgage loan portfolio consists entirely of commercial mortgage loans, whose current recorded investment was $115 million and $114 million as of December 31, 2019 and 2018, respectively.

For the loan acquired during 2019, the percentage of the loan to the value of the property at the time of the loan was 73.1%. For loans acquired during 2018, the maximum percentage of any one loan to the value of the property at the time of the loan was 67.4%.

Mortgage loans are evaluated for impairment on a specific loan basis through a quarterly credit monitoring process and review of key credit quality indicators. Mortgage loans are considered impaired when it is probable the Company will not collect the contractual principal and interest. Accrual of income is suspended for mortgage loans that are in default or when full and timely collection of principal and interest payments is not probable. Cash receipts on mortgage loans on nonaccrual status are generally recorded as a reduction of carrying value.

The debt service coverage ratio is considered a key credit quality indicator when mortgage loans are evaluated for impairment and represents the amount of estimated cash flows from the property available to the borrower to meet principal and interest payment obligations. The ratio estimates are updated annually or more frequently if conditions are warranted based on the Company’s credit monitoring process.

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The following table reflects the carrying value of non-impaired fixed rate mortgage loans summarized by the debt service coverage ratio distribution as of December 31. The Company did not have variable rate mortgage loans in 2019 or 2018.

(in thousands) Debt Service Coverage Ratio Distribution	2019	2018
Below 1.0	$-	$-
1.0 – 1.25	5,000	3,912
1.26 – 1.50	12,238	8,874
Above 1.50	97,583	100,974
Total non-impaired mortgage loans	$114,821	$113,760

The Company's mortgage loan portfolio is substantially all non-recourse to the borrower and collateralized by a variety of commercial real estate property types located throughout the United States. The following table shows the principal geographic distribution of commercial real estate exceeding 5% of the mortgage loan portfolio as of December 31:

(% of mortgage loan portfolio carrying value)	2019	2018
Texas	18.0%	18.5%
Maryland	15.7	16.5
California	14.5	15.2
Massachusetts	8.0	8.3
Virginia	7.3	7.6
Michigan	6.6	6.9
Ohio	5.8	6.2
Washington	5.2	5.3
Missouri	4.9	5.3

The types of properties collateralizing the commercial mortgage loan portfolio as of December 31 were as follows:

	2019	2018
Retail	31.9%	34.0%
Warehouse and industrial	22.5	23.2
Apartment complexes	14.3	10.3
Office buildings	11.6	12.0
Other	19.7	20.5
Total	100.0%	100.0%

Loan-backed securities

The Company held LBASS as of both December 31, 2019 and 2018. Prepayment assumptions for LBASS were obtained from external sources and, if not available, developed internally.

All of the Company’s LBASS portfolio was comprised of asset-backed securities (“ABS”) as of December 31, 2019 and 2018. All of the ABS had an NAIC designation of 1 as of December 31, 2019 and 2018, respectively and the majority were backed by corporate and industrial obligations as well as individual obligations.

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Restricted assets

Restricted assets (including pledged) consisted of the following as of December 31:

($ in thousands)	2019
Restricted Asset Category	Total Admitted From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted To Total Assets	Admitted Restricted to Total Admitted Assets
On deposit with states	$4,050	$103	$4,153	0.5%	0.5%
Collateral pledged for derivatives	97	152	249	0.1	0.1
Total restricted assets	$4,147	$255	$4,402	0.6%	0.6%

	2018
Restricted Asset Category	Total Admitted From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted To Total Assets	Admitted Restricted to Total Admitted Assets
On deposit with states	$3,953	$97	$4,050	0.6%	0.6%
Collateral pledged for derivatives	73	24	97	-	-
Total restricted assets	$4,026	$121	$4,147	0.6%	0.6%

Prepayment penalty and acceleration fees

The following table provides the number of CUSIPs sold, redeemed or otherwise disposed of and the aggregate amount of investment income generated for bonds, including LBASS, sold, redeemed or otherwise disposed of as a result of a callable feature for the years ended December 31:

($ in thousands)	2019		2018
	General Account	Separate Account	General Account	Separate Account
Number of CUSIPs	9	-	6	-
Aggregate amount of investment income	$320	$-	$183	$-

4.Fair Value Measurements

The Company will adopt revised disclosure requirements for SSAP No. 100R, Fair Value (“SSAP No. 100R”) as detailed in Statutory Accounting Principles Working Group maintenance agenda item #2018-36 on January 1, 2020, when Financial Accounting Standards Board Accounting Standards Update 2018-13, Changes to the Disclosure Requirements for Fair Value Measurement is adopted.

Fair value is defined, per SSAP No. 100R, as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SSAP No. 100R identified three valuation techniques which are used, either independently or in combination, to determine fair value: (1) market approach; (2) income approach; and (3) cost approach. SSAP No. 100R also contains guidance about observable and unobservable inputs, which are assumptions that market participants would use in pricing an asset or liability. To increase consistency and comparability in fair value measurements, the fair value hierarchy prioritizes the inputs to valuation techniques into three broad levels; 1, 2 and 3. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Certain assets are measured utilizing NAV as a practical expedient to determine fair value.

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The following tables summarize the Company’s assets and liabilities measured and reported at fair value in the Statements of Financial Position as of December 31:

(in thousands)		2019
Description for each class of asset or liability	(Level 1)	(Level 2)	(Level 3)	NAV	Total
Assets at fair value
Bonds
SVO-identified investments	$40,548	$-	$-	$-	$40,548

Short-term investments
Short term pool	-	-	-	27,594	27,594

Derivative assets
Equity and index contracts	-	13,269	-	-	13,269

Separate Account	14,776	-	-	-	14,776
Total assets at fair value	$55,324	$13,269	$-	$27,594	$96,187

Liabilities at fair value
Derivative liabilities
Equity and index contracts	$-	$(6,610)	$-	$-	$(6,610)
Total liabilities at fair value	$-	$(6,610)	$-	$-	$(6,610)

		2018
Description for each class of asset or liability	(Level 1)	(Level 2)	(Level 3)	NAV	Total
Assets at fair value
Bonds
SVO-identified investments	$14,955	$-	$-	$-	$14,955

Short-term investments
Short term pool	-	-	-	20,163	20,163

Derivative assets
Equity and index contracts	-	1,181	-	-	1,181

Separate Account	5,306	-	-	-	5,306
Total assets at fair value	$20,261	$1,181	$-	$20,163	$41,605

Liabilities at fair value
Derivative liabilities
Equity and index contracts	$-	$(331)	$-	$-	$(331)
Total liabilities at fair value	$-	$(331)	$-	$-	$(331)

There were no transfers between Level 1 and Level 2 during 2019 or 2018.

Transfers between level categorizations may occur due to changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. Transfers between level categorizations may also occur due to changes in the valuation source, including situations where a fair value quote is not provided by the Company’s independent third-party valuation service provider resulting in the price becoming stale or replaced with a broker quote whose inputs have not been corroborated to be market observable. This situation will result in the transfer of a security into Level 3. Transfers in and out of level categorizations are reported as having occurred at the beginning of the quarter in which the transfer occurred.

In determining fair value, the Company principally uses the market approach which generally utilizes market transaction data for the same or similar instruments. To a lesser extent, the Company uses the income approach which involves determining fair values from discounted cash flow methodologies. For the majority of Level 2 valuations, a combination of the market and income approaches is used.

The Company’s free-standing exchange listed derivatives measured and reported at fair value utilize valuation techniques categorized as Level 2. The derivatives are not actively traded and their values are based on quoted prices for identical instruments in markets that are not active.

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The Company’s investment in the Short term pool is measured and reported at NAV in the Statements of Financial Position and presented in the table above. There are no restrictions on withdrawals from the Short term pool. Withdrawals are made at current NAV. Each member company may make withdrawals on demand without penalty on any business day with the settlement of funds not to exceed ten business days. The Short term pool’s investment strategy is to invest in U.S. dollar-denominated, high quality and highly liquid investments with very low credit risk and a duration of less than 100 days. The Company did not have commitments to invest in the Short term pool.

Presented below are the aggregate fair value estimates and admitted values of financial instruments as of December 31. The Company was able to estimate the fair value of all its financial instruments in 2019 and 2018.

Financial assets

(in thousands)	2019
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	NAV
Bonds:
Other than LBASS	$537,087	$512,417	$42,916	$494,171	$-	$-
LBASS	40,396	40,317	-	6,989	33,407	-
Mortgage loans on real estate	118,053	114,821	-	-	118,053	-
Short-term investments	27,594	27,594	-	-	-	27,594
Derivatives	13,269	13,269	-	13,269	-	-
Separate Account	14,776	14,776	14,776	-	-	-

	2018
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	NAV
Bonds:
Other than LBASS	$439,487	$452,228	$17,292	$422,195	$-	$-
LBASS	36,926	37,309	-	18,193	18,733	-
Mortgage loans on real estate	112,790	113,760	-	-	112,790	-
Short-term investments	20,163	20,163	-	-	-	20,163
Derivatives	1,182	1,181	1	1,181	-	-
Separate Account	5,306	5,306	5,306	-	-	-

The fair value of bonds in Level 1 is based on unadjusted quoted prices for identical assets in active markets the Company can access. The fair value of publicly traded bonds in Level 2 is based upon quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads. Non-publicly traded bonds in Level 2 are valued using a discounted cash flow model that is widely accepted in the financial services industry and uses market observable inputs and inputs derived principally from, or corroborated by, observable market data. The primary inputs to the discounted cash flow model include an interest rate yield curve, as well as published credit spreads for similar assets in markets that are not active that incorporate the credit quality and industry sector of the issuer. The fair value of LBASS in Level 2 is primarily based on valuation models utilizing quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, collateral performance and credit spreads to determine fair value. Certain LBASS in Level 2 also include prepayment speeds as a primary input for valuation. The fair value of LBASS in Level 3 is primarily based on non-binding broker quotes received from brokers who are familiar with the investments and where the inputs have not been corroborated to be market observable or internal models with non-market observable inputs.

The fair value of mortgage loans on real estate in Level 3 is based on discounted contractual cash flows, or if the loans are impaired due to credit reasons, the fair value of collateral less costs to sell. Risk adjusted discount rates are selected using current rates at which similar loans would be made to borrowers with similar characteristics, using similar types of properties as collateral.

The fair value of the short-term investment in the Short term pool is measured at NAV. NAV is based on marking to market the underlying Short term pool’s net assets and is the basis for current transactions between the Short term pool and member companies. The value of net assets and each share is determined daily by the Short term pool custodian.

The fair value of free-standing exchange listed derivatives in Level 1 is based on unadjusted quoted prices for identical assets in active markets the Company can access. The fair value of derivatives in Level 2 is based on the valuation methods described earlier in this note.

The fair value of the assets of the Separate Account in Level 1 is based on actively traded mutual funds that have daily quoted net asset values that are readily determinable for identical assets the Company can access.

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Financial liabilities

Presented below are the aggregate fair value estimates and statement values of financial instruments as of December 31:

(in thousands)	2019
Type of Financial Instrument	Aggregate Fair Value	Statement Value	(Level 1)	(Level 2)	(Level 3)	NAV
Deposit-type contract	$1	$1	$-	$-	$1	$-
Derivatives	6,611	6,610	1	6,610	-	-

	2018
Type of Financial Instrument	Aggregate Fair Value	Statement Value	(Level 1)	(Level 2)	(Level 3)	NAV
Deposit-type contract	$-	$-	$-	$-	$-	$-
Derivatives	331	331	-	331	-	-

The fair value of the liability for deposit-type contracts in Level 3 is generally based on the terms of the underlying contracts incorporating current market-based crediting rates for similar contracts that reflect the Company’s own credit risk.

The fair value of free-standing exchange listed derivatives in Level 1 is based on unadjusted quoted prices for identical assets in active markets the Company can access. The fair value of derivatives in Level 2 is based on the valuation methods described earlier in this note.

Derivative financial instruments

Derivative financial instruments utilized by the Company during 2019 and 2018 included futures contracts and index option contracts. The notional amounts specified in the contracts are used to calculate the exchange of contractual payments under the agreements and are generally not representative of the potential for gain or loss on these agreements.

The following table summarizes the notional amount, fair value and statement value of the Company’s derivative financial instruments, including those with off-balance sheet risk as of December 31:

(in thousands)	2019
	Notional Amount		Fair Value		Statement Value
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Futures	$-	$323	$-	$(1)	$-	$-
Options	105,767	105,122	13,269	(6,610)	13,269	(6,610)
Total	$105,767	$105,445	$13,269	$(6,611)	$13,269	$(6,610)

	2018
	Notional Amount		Fair Value		Statement Value
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Futures	$124	$-	$1	$-	$-	$-
Options	63,923	63,676	1,181	(331)	1,181	(331)
Total	$64,047	$63,676	$1,182	$(331)	$1,181	$(331)

The notional amounts specified in the contracts are used to calculate the exchange of contractual payments under the agreements and are generally not representative of the potential for gain or loss on these agreements.

Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments the Company currently holds, as these instruments may become less valuable due to adverse changes in market conditions. To limit this risk, the Company’s senior management has established risk control limits. In addition, changes in fair value of the derivative financial instruments that the Company uses for risk management purposes are generally offset by the change in the fair value or cash flows of the hedged risk component of the related assets, liabilities or forecasted transactions.

Counterparty credit exposure represents the Company’s potential loss if all of the counterparties concurrently fail to perform under the contractual terms of the contracts and all collateral, if any, becomes worthless. The futures and option contracts used by the Company are traded on organized exchanges, which require margin deposits and guarantee the execution of trades, thereby mitigating any potential credit risk.

The Company uses derivatives for risk reduction. Risk reduction activity is focused on managing the risks with certain assets and liabilities arising from the potential adverse impacts from changes in equity market valuations. All of the Company’s derivatives are evaluated for their ongoing effectiveness as either accounting hedge or non-hedge derivative financial instruments on at least a quarterly basis. The Company does not use derivatives for speculative purposes.

19

The Company utilizes equity index futures contracts. Futures contracts are defined as commitments to buy or sell designated financial instruments based on specified prices, yields or indices. Futures contracts provide returns at specified or optional dates based upon a specified index applied to a notional amount. The Company utilizes equity index futures contracts to hedge the equity exposure contained in equity indexed life product contracts that offer equity returns to contractholders. Daily cash settlement of variation margins is required for futures contracts and is based on the changes in daily prices. The final settlement of equity index futures contracts is always in cash. Daily cash settlements of margin gains or losses for futures contracts receiving fair value hedge accounting treatment are reported in net investment income. The daily cash settlements of margin gains and losses for futures contracts that receive non-hedge accounting treatment and have terminated are reported in net realized capital gains or losses. The daily cash settlements of margin gains and losses for open futures contracts that receive non-hedge accounting treatment are reported as net unrealized capital gains and losses within unassigned surplus and used in the calculation of the AVR provision. Futures contracts receive either fair value hedge accounting treatment or non-hedge accounting treatment, depending on the strategy.

Index option contracts provide returns at specified or optional dates based on a specified equity index applied to the option's notional amount. When the Company purchases and writes (sells) option contracts at specific prices, a premium is calculated for the right, but not the obligation, to buy/sell the value of an underlying index at a stated price on or before the expiration date of the option. The amount of premium calculated is based on the number of contracts purchased/sold, the specified price and the maturity date of the contract. Premiums are paid or received in cash at either the inception of the purchase/sale of the contract or throughout the life of the contract depending on the agreement with the counterparties and brokers. If the option is exercised, the Company receives/pays cash equal to the product of the number of contracts and the specified price in the contract (strike price). Purchased and written put and call index option contracts are cash settled upon exercise. If the options are not exercised, then no additional cash is exchanged when the contract expires. Premiums incurred when purchasing option contacts are reported as a derivative asset and premiums received when writing option contracts are reported as a derivative liability.

The Company purchases and writes option contracts to hedge the equity exposure contained in equity indexed life product contracts that offer equity returns to contractholders. The purchased and written option contracts are accounted for as fair value hedges. The change in the fair value of purchased/written option contracts is reported as net investment income, with an adjustment to derivative assets/liabilities. The gain or loss on the cash settled exercise of a purchased/written index option contract is reported in net investment income. If the purchased/written option contract expires without being exercised, the premiums paid/received are reported as net investment income and the corresponding asset/liability previously recorded is reversed.

The Company entered into option contracts which required the payment/receipt of premiums at either the inception of the contract or throughout the life of the contract, depending on the agreement with the counterparties and brokers.

In general, the collateral pledged by the Company is in the custody of a counterparty or an exchange. However, the Company has access to this collateral at any time, subject to replacement. For certain exchange traded derivatives, margin deposits are required as well as daily cash settlements of margin accounts. As of December 31, 2019, the Company pledged securities with fair values of $252 thousand in the form of margin deposits. As of December 31, 2018, the Company pledged cash of $97 thousand in the form of margin deposits.

Off-balance-sheet financial instruments

The Company did not have off-balance-sheet financial instruments as of December 31, 2019. The only off-balance-sheet financial instruments were private placement commitments with contractual amounts of $327 thousand as of December 31, 2018.

Private placement commitments represent commitments to purchase private placement debt and private equity securities at a future date. The Company enters into these agreements in the normal course of business. The contractual amounts represent the amount at risk if the contract was fully drawn upon, the counterparty defaults and the value of any underlying security becomes worthless.

5.	Income Taxes

The components of the net DTA/(DTL) were as follows as of December 31:

(in thousands)	2019			2018			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTAs	$20,957	$-	$20,957	$17,509	$54	$17,563	$3,448	$(54)	$3,394
Valuation allowance	15,218	-	15,218	12,027	54	12,081	3,191	(54)	3,137
Adjusted gross DTAs	$5,739	$-	$5,739	$5,482	$-	$5,482	$257	$-	$257
DTAs nonadmitted	-	-	-	-	-	-	-	-	-
Subtotal – net admitted DTA	$5,739	$-	$5,739	$5,482	$-	$5,482	$257	$-	$257
DTLs	5,739	-	5,739	5,482	-	5,482	257	-	257
Net admitted DTA/(net DTL)	$-	$-	$-	$-	$-	$-	$-	$-	$-

20

The amount of adjusted gross DTAs admitted under each component of SSAP No. 101 was as follows as of December 31:

(in thousands)	2019
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$-	$-	$-
Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from above) after application of the threshold limitation.	-	-	-
Adjusted gross DTAs expected to be realized following the balance sheet date	-	-	-
Adjusted gross DTAs allowed per limitation threshold	XXX	XXX	24,616
Adjusted gross DTAs (excluding the amount of DTAs from above) offset by gross DTLs	5,739	-	5,739
DTAs admitted as the result of application of SSAP No. 101	$5,739	$-	$5,739

	2018
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$-	$-	$-
Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from above) after application of the threshold limitation.	-	-	-
Adjusted gross DTAs expected to be realized following the balance sheet date	-	-	-
Adjusted gross DTAs allowed per limitation threshold	XXX	XXX	21,146
Adjusted gross DTAs (excluding the amount of DTAs from above) offset by gross DTLs	5,482	-	5,482
DTAs admitted as the result of application of SSAP No. 101	$5,482	$-	$5,482

	Change
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$-	$-	$-
Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from above) after application of the threshold limitation.	-	-	-
Adjusted gross DTAs expected to be realized following the balance sheet date	-	-	-
Adjusted gross DTAs allowed per limitation threshold	XXX	XXX	3,470
Adjusted gross DTAs (excluding the amount of DTAs from above) offset by gross DTLs	257	-	257
DTAs admitted as the result of application of SSAP No. 101	$257	$-	$257

The Company’s risk based capital level used to determine the amount of DTAs admitted was as follows as of December 31:

(in thousands)	2019	2018
Ratio percentage used to determine recovery period and threshold limitation amount	631.9%	744.9%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$172,000	$145,706

The impact of tax planning strategies on adjusted gross and net admitted DTAs was as follows as of December 31:

(in thousands)	2019		2018		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage
Adjusted gross DTAs	$5,739	$-	$5,482	$-	$257	$-
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax-planning strategies	-%	-%	-%	-%	-%	-%
Net admitted adjusted gross DTAs	$5,739	$-	$5,482	$-	$257	$-
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax-planning strategies	-%	-%	-%	-%	-%	-%

The Company’s tax planning strategies do not include the use of reinsurance.

The Company recognized all DTLs as of December 31, 2019 and 2018.

21

The tax effects of temporary differences that gave rise to significant portions of DTAs and DTLs were as follows as of December 31:

(in thousands)	2019	2018	Change
DTAs
Ordinary
Policyholder reserves	$2,245	$1,384	$861
Deferred acquisition costs	13,801	10,881	2,920
Receivables – nonadmitted	4,911	5,244	(333)
Subtotal	$20,957	$17,509	$3,448

Valuation allowance	$15,218	$12,027	$3,191

Admitted ordinary DTAs	$5,739	$5,482	$257

Capital
Unrealized losses	$-	$54	$(54)

Valuation allowance	$-	$54	$(54)

Admitted capital DTAs	$-	$-	$-

Admitted DTAs	$5,739	$5,482	$257
DTLs
Ordinary
Investments	$88	$30	$58
Policyholder reserves	227	265	(38)
Prepaid commissions	4,838	5,187	(349)
Subtotal	$5,153	$5,482	$(329)

Capital
Investments	$49	$-	$49
Unrealized losses	537	-	537
Subtotal	$586	$-	$586

DTLs	$5,739	$5,482	$257

Net DTAs/DTLs	$-	$-	$-

22

The change in net deferred income tax comprises the following as of December 31 (this analysis is exclusive of nonadmitted assets, as the change in nonadmitted assets is reported separately from the change in net deferred income tax in the Statements of Changes in Capital and Surplus):

(in thousands)	2019	2018	Change
Total DTAs	$5,739	$5,482	$257
Total DTLs	5,739	5,482	257
Net DTAs (DTLs)	$-	$-	-
Tax effect of unrealized gains (losses)			591
Change in net deferred income tax			591
Tax effect of nonadmitted assets			333
Adjustment of prior year tax liabilities			25
Change in net deferred income tax relating to the provision			$949

	2018	2017	Change
Total DTAs	$5,482	$8,116	$(2,634)
Total DTLs	5,482	8,116	(2,634)
Net DTAs (DTLs)	$-	$-	-
Tax effect of unrealized gains (losses)			(54)
Change in net deferred income tax			(54)
Tax effect of nonadmitted assets			(2,669)
Adjustment of prior year tax liabilities			-
Change in net deferred income tax relating to the provision			$(2,723)

On December 22, 2017, the Tax Cuts and Jobs Act of 2017 (“Tax Legislation”) became effective, permanently reducing the U.S corporate income tax rate from 35% to 21% beginning January 1, 2018. The Tax Legislation resulted in a revaluation of deferred tax assets and liabilities. The tax effect of the rate change from the Tax Legislation was $(7) million and had no impact on surplus in 2017 when applying the rules prescribed by SSAP No. 101:

(in thousands)	2017	2016	Change
Total DTAs	$8,116	$7,971	$145
Total DTLs	8,116	7,971	145
Net DTAs (DTLs)	$-	$-	-
Change in net deferred income tax			-
Tax effect of nonadmitted assets – includes a tax effect of rate change of $1,717			5,342
Tax effect of rate change (excluding nonadmitted)			5,088
Change in net deferred income tax relating to the provision			$10,430

The provision for incurred income taxes for the years ended December 31 was:

(in thousands)	2019	2018	Change
Current Income Tax
Federal	$(4,073)	$(12,771)	$8,698
Federal income tax on net capital gains	(34)	(547)	513
Federal and foreign income taxes incurred	$(4,107)	$(13,318)	$9,211

	2018	2017	Change
Current Income Tax
Federal	$(12,771)	$271	$(13,042)
Federal income tax on net capital gains	(547)	(63)	(484)
Federal and foreign income taxes incurred	$(13,318)	$208	$(13,526)

23

The provision for federal income taxes incurred was different from that which would have been obtained by applying the statutory federal income tax rate to income before taxes. The items causing this difference were as follows as of December 31:

($ in thousands)	2019		2018		2017
	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
Provision computed at statutory rate	$(7,841)	21.0%	$(12,890)	21.0%	$(2,484)	35.0%
Statutory valuation deduction	3,137	(8.4)	1,874	(3.1)	(6,418)	90.5
Prior year true-up	(1)	-	842	(1.4)	-	-
Reversal of IMR transfer – reinsurance	-	-	-	-	(335)	4.7
IMR amortization	(347)	0.9	(419)	0.7	(985)	13.9
Other	(4)	-	(2)	-	-	-
Change in net deferred income taxes	949	(2.5)	(2,723)	4.5	10,430	(147.0)
Total statutory income taxes	$(4,107)	11.0%	$(13,318)	21.7%	$208	(2.9)%

There were no capital gain income taxes incurred by the Company in 2019, 2018 and 2017 that will be available for recoupment in the event of future net losses.

The Company joins the Corporation and its 74 domestic subsidiaries in the filing of a consolidated federal income tax return. The consolidated group has elected under Internal Revenue Code (“IRC”) Section 1552(a)(2) to allocate the consolidated federal income tax liability based on each member’s federal income tax liability computed on a separate return basis, except all tax benefits resulting from operating losses and tax credits are allocated to the Company to the extent they can be utilized in the consolidated return.

6.	Information Concerning Parent, Subsidiaries and Affiliates

Related party transactions

Transaction with ALIC

The Company issued a $40 million surplus note to ALIC in exchange for cash. The details of the surplus note are disclosed in the table below. The interest on this surplus note is due on April 1 and October 1 in each year until maturity. In the event of the liquidation of the Company, the claims under this surplus note shall be paid out of any assets remaining after the payment of all policy obligations and all other liabilities but before distribution of assets to shareholders; provided, however, that the claims of the holder of this surplus note shall not be subordinated to the claims of the holder of any other such surplus note. In accordance with the APPM, interest is not recorded in the financial statements as an accrual until approval from the Director of Insurance of the State of the Illinois is granted.

($ in thousands)		2019
Date Issued	Interest Rate	Par Value (Face Amount of Note)	Carrying Value of Note	Interest and/or Principal Paid Current Year	Total Interest and/or Principal Paid	Unapproved Interest and/or Principal	Date of Maturity
12/02/2016	3.07%	$40,000	$40,000	$1,228	$3,476	$-	12/02/2036

		2018
Date Issued	Interest Rate	Par Value (Face Amount of Note)	Carrying Value of Note	Interest and/or Principal Paid Current Year	Total Interest and/or Principal Paid	Unapproved Interest and/or Principal	Date of Maturity
12/02/2016	3.07%	$40,000	$40,000	$1,228	$2,248	$-	12/02/2036

Transactions with Allstate Short Term Pool, LLC

The Company invests in the Short term pool, which is offered by the Allstate Short Term Pool, LLC to certain wholly owned affiliated companies of the Corporation. The Short term pool is an investment pool managed by Allstate Investment Management Company (“AIMCO”), an affiliate of the Corporation, whose purpose is to efficiently manage cash and cash equivalents for its member companies. Each member company has an undivided interest in the underlying assets of the Short term pool maintained at NAV as a practical expedient per the Operating Agreement of Allstate Short Term Pool, LLC (“Operating Agreement”). NAV is based on marking to market the underlying Short term pool’s net assets and is the basis for current transactions between the Short term pool and member companies. The value of net assets and each share is determined daily by the Short term pool custodian. As of December 31, 2019 and 2018, the Company’s investment in the Short term pool was $28 million and $20 million, respectively.

24

Transactions with Allstate Finance Company Agency Loans, LLC (“AFCAL”)

On December 22, 2016, the Company purchased $19 million of bonds issued by AFCAL. On December 16, 2019, the Company agreed to allow AFCAL to redeem the original bond at fair value of $19 million, which included realized capital gains of $233 thousand, plus accrued interest of $10 thousand; and issue a new bond at market rate. Concurrently with the redemption, the Company purchased an additional $14 million of bonds issued by AFCAL. AFCAL is a bankruptcy remote, special purpose entity wholly owned by Allstate Non-insurance Holdings, Inc., which is wholly owned by the Corporation. The purpose of AFCAL is limited to purchasing and securitizing fixed rate term loans from Allstate Finance Company, LLC (“AFCO”), a wholly owned subsidiary of ALIC, at fair value. AFCO originates commercial loans to Allstate exclusive insurance agents that are independent contractors of Allstate Insurance Company (“AIC”) and, as a result, the Company reports the investment in bonds as unaffiliated. The loans’ sale transaction from AFCO to AFCAL meets “sale accounting” conditions in SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. AFCAL used the agent loans as collateral in the issuance of bonds, which are the sole source of cash flows for debt service. The transaction is structured as a loan securitization with oversight by a trustee and a servicer managing the portfolio. As of December 31, 2019, the Company’s investment in bonds issued by AFCAL was $33 million.

Other

The Company received a cash capital contribution of $55 million and $65 million from its parent, AFIHC, on March 18, 2019 and June 20, 2018, respectively.

There were no other transactions entered into by the Company with related parties in 2019 or 2018 that involved more than ½ of 1% of the Company’s admitted assets. Activity resulting from reinsurance agreements, insurance contracts or cost allocation transactions in accordance with intercompany agreement provisions was excluded.

The Company reported the following as payable to affiliates as of December 31:

(in thousands)	2019	2018
ALIC	$21,170	$13,040
AIC	4,898	5,898
Allstate Financial Services, LLC (“AFS”)	221	217
Allstate Investments, LLC (“AILLC”)	76	96
Allstate Life Insurance Company of New York (“ALNY”)	42	-
Allstate New Jersey Insurance Company (“ANJ”)	1	-
Total	$26,408	$19,251

The Company did not report receivables from affiliates as of December 31, 2019. The Company reported the following as receivables from affiliates as of December 31, 2018:

(in thousands)
ANJ	$2
American Heritage Life Insurance Company (“AHL”)	1
Total	$3

Intercompany receivable and payable balances are evaluated on an individual company basis. Net intercompany balances less than $1 million and those equal to or greater than $1 million are generally settled quarterly and monthly, respectively. Net intercompany balances with AFS are settled monthly regardless of dollar amount.

Significant related party agreements

The Company, the Corporation and certain of its affiliated insurance companies are parties to the Amended and Restated Service and Expense Agreement (the "Agreement") pursuant to which AIC provides access to a variety of services, including the utilization of shared bank accounts for cash collections and disbursements in certain situations. The Agreement provides for cost sharing and allocation of operating expense among the parties.

The Company is a party to the Investment Management Agreement with AILLC whereby AILLC provides investment management services and advice.

The Company, the Corporation and certain of its wholly owned affiliated companies are parties to the Operating Agreement as described above, which provides a framework for AIMCO to efficiently manage cash and cash equivalents of the Short term pool’s members.

The Company, Allstate Distributors, LLC (“ADLLC”) and AFS entered into the Selling Agreement, whereby ADLLC, as appointed by the Company, underwrites certain insurance products and group and individual insurance contracts and certificates, and AFS solicits sales of the contracts on behalf of ADLLC.

The Company is a party to the Amended and Restated Intercompany Liquidity Agreement (“Liquidity Agreement”), which includes ALIC, AIC, Castle Key Insurance Company, Road Bay Investments, LLC, AFCO and the Corporation. The Liquidity Agreement allows for short-term advances of funds to be made between parties for liquidity and other general corporate purposes, but does not establish a commitment to advance funds on the part of any party. The Company serves as a borrower only with a limit of $100 million with a one-year term.

The Company is a party to a federal income tax allocation agreement with the Corporation.

25

7.	Company Benefit Plans

The Company utilizes the services of AIC employees. AIC and the Corporation provide various benefits, including defined benefit pension plans, certain health care and life insurance benefits for certain eligible employees, retired employees and employee-agents and participation in The Allstate 401(k) Savings Plan. The Company was allocated its share of the costs associated with these benefits in accordance with the Agreement. The Company’s allocated share of these benefits was $3 million and $1 million in 2019 and 2018, respectively. In addition, certain AIC employees also participate in a share-based payment plan, The Allstate Corporation 2019 Equity Incentive Plan that amended and restated the 2013 Equity Incentive Plan. Currently, awards of nonqualified stock options, restricted stock units, and performance stock awards are granted to certain employees of AIC. The Company is allocated expenses associated with the costs, determined at the individual participant level. The Company’s allocated share of these costs was $2 million, $2 million and $1 million in 2019, 2018 and 2017, respectively. Contractually, the Company’s obligations are limited to its share of the allocated service costs.

8.	Capital and Surplus

Capital stock

The Company had 1,000,000 common shares authorized, issued and outstanding as of December 31, 2019 and 2018. All common shares had a par value of $3 per share.

Unassigned surplus

The components contributing to the cumulative increase or (reduction) of unassigned surplus as of December 31 were as follows:

(in thousands)	2019	2018
Nonadmitted assets	$(23,614)	$(25,201)
AVR	(7,889)	(4,728)
Net unrealized capital gains (losses) less capital gains tax	2,019	(203)

Dividend restrictions

The ability of the Company to pay dividends is generally dependent on business conditions, income, cash requirements and other relevant factors. More specifically, the Illinois Insurance Code (“Code”) provides a two-step process. First, no dividend may be declared or paid except from earned (unassigned) surplus, as distinguished from contributed surplus, nor when the payment of a dividend reduces surplus below the minimum amount required by the Code. Secondly, a determination of the ordinary versus extraordinary dividends that can be paid is formula based and considers net income and capital and surplus, as well as the timing and amounts of dividends paid in the preceding twelve months as specified by the Code. Ordinary dividends to shareholders do not require prior approval of the IL DOI. Dividends are not cumulative. As of December 31, 2019, the Company cannot declare or pay dividends without the prior approval of the IL DOI because of its negative unassigned surplus position.

9.	Reinsurance

Effective January 1, 2017, the Company entered into a coinsurance agreement with ALIC for guaranteed term business issued by the Company in 2015 through 2017. Reserve credits taken were $302 million and $230 million as of December 31, 2019 and 2018, respectively.

Reinsurance assumed information under the terms of the reinsurance agreement with ALIC was as follows:

(in thousands)	2019	2018	2017
Life insurance premiums	$35,526	$37,400	$39,237
Policy benefits	55,063	56,595	56,968

Reinsurance ceded information under the terms of the reinsurance agreement with ALIC was as follows:

(in thousands)	2019	2018	2017
Life insurance premiums	$84,519	$91,246	$154,477
Policy benefits	23,455	22,195	15,154

The Company had previously written single premium annuities. This single premium annuity business of the Company was transferred to the Paul Revere Life Insurance Company (“Paul Revere”) via an indemnity reinsurance agreement effective December 31, 2000. Reserves and related assets of $179 million as of December 31, 2000 were transferred in accordance with the agreement. Reserve credits taken were $1 million as of December 31, 2019 and 2018.

Reinsurance ceded information under the terms of the reinsurance agreement with Paul Revere was as follows:

(in thousands)	2019	2018	2017
Surrender and other benefits	$161	$158	$177

26

During 1998, the Company also reinsured, on a 100% coinsurance basis, its inforce block of individual tax-sheltered annuity business with The Variable Annuity Life Insurance Company (“VALIC”). Reserve credits taken were $10 million as of December 31, 2019 and 2018.

Reinsurance ceded information under the terms of the reinsurance agreement with VALIC was as follows:

(in thousands)	2019	2018	2017
Annuity and other fund deposits	$100	$141	$25
Surrender benefits and other fund withdrawals	479	1,375	755
Variable annuity benefits	107	73	121

Effective April 1, 2015, the Company entered into a reinsurance agreement with a pool of reinsurers whereby the Company reinsures some of its term and universal life business on a yearly renewable term basis. Reserve credits taken were $3 million and $4 million as of December 31, 2019 and 2018, respectively.

Reinsurance ceded information under the terms of the other reinsurance agreements was as follows:

(in thousands)	2019	2018	2017
Life insurance premiums	$1,642	$1,147	$667
Policy benefits	5	2,000	-

10.	Direct Premium Written/Produced by Managing General Agents (“MGAs”)/Third Party Administrators (“TPAs”)

The aggregate amount of direct premiums written/produced by MGAs/TPAs was $100 thousand and $141 thousand for the years ended December 31, 2019 and 2018, respectively, which was less than 5% of the Company’s surplus. These premiums relate to a single MGA/TPA and were ceded to external reinsurers.

27

11.	Analysis of Annuity Actuarial Reserves and Deposit-Type Liabilities by Withdrawal Characteristics

Withdrawal characteristics of annuity reserves and deposit-type contracts and other liabilities without life or disability contingencies were as follows as of December 31:

(in thousands)			2019
			General Account	Separate Account Non-guaranteed	Total	% of Total
INDIVIDUAL ANNUITIES:
(1)	Subject to discretionary withdrawal:
	a.	With market value adjustment	$-	$-	$-	-%
	b.	At book value less current surrender charge of 5% or more	-	-	-	-
	c.	At fair value	-	83	83	0.8
	d.	Total with market value adjustment or at fair value	-	83	83	0.8
	e.	At book value without adjustment (minimal or no charge or adjustment)	9,732	-	9,732	98.5
(2)	Not subject to discretionary withdrawal		65	-	65	0.7
(3)	Total (gross: direct + assumed)		9,797	83	9,880	100.0%
(4)	Reinsurance ceded		9,797	-	9,797
(5)	Total (net)		$-	$83	$83

GROUP ANNUITIES:
(1)	Subject to discretionary withdrawal:
	a.	With market value adjustment	$-	$-	$-	-%
	b.	At book value less current surrender charge of 5% or more	-	-	-	-
	c.	At fair value	-	103	103	8.0
	d.	Total with market value adjustment or at fair value	-	103	103	8.0
	e.	At book value without adjustment (minimal or no charge or adjustment)	727	-	727	56.4
(2)	Not subject to discretionary withdrawal		458	-	458	35.6
(3)	Total (gross: direct + assumed)		1,185	103	1,288	100.0%
(4)	Reinsurance ceded		1,185	-	1,185
(5)	Total (net)		$-	$103	$103

DESPOSIT-TYPE CONTRACTS (no life contingencies):
(1)	Subject to discretionary withdrawal:
	a.	With market value adjustment	$-	$-	$-	-%
	b.	At book value less current surrender charge of 5% or more	-	-	-	-
	c.	At fair value	-	834	834	22.1
	d.	Total with market value adjustment or at fair value	-	834	834	22.1
	e.	At book value without adjustment (minimal or no charge or adjustment)	2,934	-	2,934	77.9
(2)	Not subject to discretionary withdrawal		-	-	-	-
(3)	Total (gross: direct + assumed)		2,934	834	3,768	100.0%
(4)	Reinsurance ceded		-	-	-
(5)	Total (net)		$2,934	$834	$3,768
28

(in thousands)	2018
	General Account	Separate Account Non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$-	$-	$-	-%
At book value less current surrender charge of 5% or more	-	-	-	-
At fair value	-	840	840	5.4
Total with market value adjustment or at fair value	-	840	840	5.4
At book value without adjustment (minimal or no charge or adjustment)	14,144	-	14,144	90.6
Not subject to discretionary withdrawal	622	-	622	4.0
Total (gross: direct + assumed)	14,766	840	15,606	100.0%
Reinsurance ceded	11,486	-	11,486
Total (net)	$3,280	$840	$4,120

Reconciliation of total annuity actuarial reserves and deposit liabilities was as follows as of December 31:

(in thousands)	2019	2018
Life & Accident & Health Annual Statement:
Exhibit 7, Deposit-Type Contracts, Line 14, Column 1	$2,934	$3,280

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, Column 2	186	146
Other contract deposit funds	834	694
Subtotal	1,020	840

Total	$3,954	$4,120

12.	Analysis of Life Actuarial Reserves by Withdrawal Characteristics

Withdrawal characteristics of life actuarial reserves were as follows as of December 31:

(in thousands)	2019
	General Account			Separate Account – Guaranteed and Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$284,935	$284,722	$289,041	$-	$-	$-
Universal life with secondary guarantees	175,787	128,236	154,300	-	-	-
Indexed universal life with secondary guarantees	112,839	25,634	60,532	-	-	-
Variable universal life	153	-	67	13,747	4,409	6,657
Miscellaneous reserves	-	3,845	14,829	-	-	-
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	289,983	XXX	XXX	-
Accidental death benefits	XXX	XXX	430	XXX	XXX	-
Disability – Active lives	XXX	XXX	1,098	XXX	XXX	-
Disability – Disabled lives	XXX	XXX	2,400	XXX	XXX	-
Miscellaneous reserves	XXX	XXX	13,317	XXX	XXX	-
Total (gross: direct + assumed)	573,714	442,437	825,997	13,747	4,409	6,657
Reinsurance ceded	-	-	298,573	-	-	-
Total (net)*	$573,714	$442,437	$527,424	$13,747	$4,409	$6,657

29

Reconciliation of total life actuarial reserves was as follows as of December 31:

(in thousands)	2019
Life & Accident & Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (net)	$518,237
Exhibit 5, Accidental Death Benefits Section, Total (net)	399
Exhibit 5, Disability – Active Lives Section, Total (net)	945
Exhibit 5, Disability – Disabled Lives Section, Total (net)	2,400
Exhibit 5, Miscellaneous Reserves Section, Total (net)	5,443
Subtotal	527,424

Separate Accounts Annual Statement:
Exhibit 3, Line 0199999, Column 2	6,657

Combined total	$534,081

13.	Premiums and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations, net of reinsurance, as of December 31 were as follows:

(in thousands)	2019		2018
Type	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	$2,466	$428	$2,655	$505
Ordinary renewal	6,172	4,277	3,920	3,048
Total	$8,638	$4,705	$6,575	$3,553

14.	Separate Accounts

Separate Accounts held by the Company are for variable annuity contracts and variable life policies.

Allstate Assurance Company Separate Account B (“Separate Account B”) contains variable annuity contracts which the Company discontinued offering on February 1, 1984. Prior to February 22, 2017, the Separate Account B was registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. On February 22, 2017, the Securities and Exchange Commission (“SEC”) issued an order to the Company and Separate Account B exempting Separate Account B from all provisions of the Investment Company Act of 1940, subject to certain conditions. Allstate Assurance Company Variable Life Separate Account, a unit investment trust registered with SEC under the Investment Company Act of 1940, contains variable life policies, launched on August 28, 2017.

The assets and liabilities of variable annuity contracts and variable life policies are recorded as assets and liabilities of the Separate Accounts and are legally insulated from the General Account, excluding any purchase payments or transfers directed by the contractholder to earn a fixed rate of return which are included in the Company’s General Account assets. The legal insulation of the Separate Accounts assets prevents such assets from being generally available to satisfy claims resulting from the General Account. As of December 31, 2019 and 2018, all assets of the Separate Accounts that support the variable annuity and variable life business were legally insulated.

The Company’s Separate Accounts were attributed to the following product/transaction as of December 31:

(in thousands)	2019	2018
Product/transaction	Legally insulated assets	Legally insulated assets
Variable annuity contracts	$1,029	$848
Variable universal life policies	13,747	4,458
Total	$14,776	$5,306

Some of the Separate Account liabilities are guaranteed by the General Account. To compensate the General Account for the risk taken, the Separate Account paid risk charges of $7 thousand in 2019 and 2018. The amount paid by the General Account for Separate Account guarantees for variable life products was immaterial in 2019. The General Account did not pay any amounts for Separate Account guarantees in 2018.

Variable annuity and variable life business allow the contractholder to accumulate funds within a variety of portfolios, at rates which depend upon the return achieved from the types of investments chosen. The net investment experience of the Separate Accounts is credited directly to the contractholder and can be favorable or unfavorable. The assets of each portfolio are held separately from the other portfolios and each has distinct investment objectives and policies. Absent any contract provision wherein the Company provides a guarantee, the contractholders of the variable annuity and variable life products bear the investment risk that the Separate Account’s funds may not meet their stated investment objectives.

30

Premiums, considerations or deposits totaled $11 million and $6 million for non-guaranteed Separate Account for the years ended December 31, 2019 and 2018, respectively. The Separate Account reserves for its non-guaranteed accounts with supporting assets valued at fair value totaled $8 million and $2 million as of December 31, 2019 and 2018, respectively. Separate Account assets subject to discretionary withdrawal at fair value totaled $8 million and $2 million as of December 31, 2019 and 2018, respectively.

Reconciliation of net transfers to or (from) the Separate Account for the years ended December 31 was as follows:

(in thousands)	2019	2018	2017
Transfers as reported in the Summary of Operations of the Separate Account Annual Statements:
Transfers to Separate Accounts	$10,670	$5,621	$552
Transfers from Separate Account	4,531	2,587	341
Net transfers to (from) Separate Accounts	6,139	3,034	211

Reconciling adjustments:
Transfers on account of deposit-type contracts	(66)	(51)	(44)
Change in other transfers to General Account due	-	-	1
Transfers as reported in the Statements of Operations	$6,073	$2,983	$168

15.	Other Items

New York license withdrawal

With the approval of the New York Department of Financial Services (“NYDFS”), the Company withdrew its New York license in the first quarter of 2015. In connection with the Company’s plan to withdraw its license, the NYDFS required an affiliate of the Company, ALIC, to establish a custodial account for the protection of the Company’s New York issued business. As required by the NYDFS, the custodial account is to be maintained with a minimum amount of assets which may vary over time. As of December 31, 2019, the balance in the custodial account was $3 million.

Balances reasonably possible to be uncollectible

Agents’ balances receivable are 100% nonadmitted after the establishment of a valuation allowance. The allowance balance for admitted agents’ balances receivable was $167 thousand and $94 thousand as of December 31, 2019 and 2018, respectively

Amount of insurance for gross premium less than net premiums

As of December 31, 2019 and 2018, the Company had $2.7 billion and $3.9 billion, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standards of valuation set by the State of Illinois. Reserves to cover the above insurance totaled $10 million and $19 million as of December 31, 2019 and 2018, respectively.

Other reserve changes for life and annuity contracts

The Company did not have other reserve changes in 2019. In 2018, the Company’s aggregate reserves for life and annuity contracts were decreased by other reserve changes of $8 million. Other reserve changes in 2018 were as follows:

(in thousands)
Life Insurance	Total	Ordinary	Group
Refined application of Actuarial Guideline 36	$(5,119)	$(5,119)	$-
Refined application of universal life CRVM	(2,793)	(2,793)	-
Total	$(7,912)	$(7,912)	$-

16.	Events Subsequent

The outbreak of the novel strain of coronavirus, specifically identified as COVID-19, has resulted in governments worldwide enacting emergency measures to combat the spread of the virus. These measures, which include the implementation of travel bans, self-imposed quarantine periods and social distancing, have caused material disruption to businesses globally resulting in an economic slowdown. Global equity and fixed income markets have experienced significant volatility and weakness, which has created an adverse impact on the market value of bonds, including those held by the Company. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on mortality and the financial results and condition to the Company in future periods.

An evaluation of subsequent events was made through April 10, 2020, the date the audited statutory-basis financial statements were available to be issued. There were no other significant subsequent events requiring adjustment to or disclosure in the statutory-basis financial statements.

* * * * * *

31

Allstate Assurance Company Variable Life Separate Account

Financial Statements as of December 31, 2019 and for the years ended December 31, 2019 and 2018, and Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Boards of Directors of Allstate Life Insurance Company and
Allstate Assurance Company and the
Policyholders of Allstate Assurance Company Variable Life Separate Account

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of net assets for each of the sub-accounts of Allstate Assurance Company Variable Life Separate Account (the “Account”) listed in Appendix A, as of December 31, 2019, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods presented in Appendix A and the related notes. In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the sub-accounts comprising the Account as of December 31, 2019, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the Account’s fund managers. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
March 27, 2020

We have served as the auditor of the Account since 2017.

Appendix A

Allstate Assurance Company Variable Life Separate Account

Sub-account	Statement of Net Assets	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the Year Ended	For Each of the/ For the	For Each of the/ For the
Alger Balanced Class I-2	December 31, 2019	December 31, 2019	Two Years Ended December 31, 2019	For the Period August 28, 2017* to December 31, 2017 & For the Two years ended December 31 2019
Alger Capital Appreciation Class I-2	December 31, 2019	December 31, 2019	Two Years Ended December 31, 2019	For the Period August 28, 2017* to December 31, 2017 & For the Two years ended December 31 2019
Alger MidCap Growth Class I-2	December 31, 2019	December 31, 2019	Two Years Ended December 31, 2019	For the Period August 28, 2017* to December 31, 2017 & For the Two years ended December 31 2019
Alger SmallCap Growth Class I-2	December 31, 2019	December 31, 2019	Two Years Ended December 31, 2019	For the Period August 28, 2017* to December 31, 2017 & For the Two years ended December 31 2019
Fidelity® VIP ContrafundSM Portfolio Initial Class	December 31, 2019	December 31, 2019	Two Years Ended December 31, 2019	For the Period August 28, 2017* to December 31, 2017 & For the Two years ended December 31 2019
Fidelity® VIP Disciplined Small Cap Portfolio Initial Class	December 31, 2019	December 31, 2019	Two Years Ended December 31, 2019	For the Period August 28, 2017* to December 31, 2017 & For the Two years ended December 31 2019
Fidelity® VIP Emerging Markets Portfolio Initial Class	December 31, 2019	December 31, 2019	Two Years Ended December 31, 2019	For the Period August 28, 2017* to December 31, 2017 & For the Two years ended December 31 2019
Fidelity® VIP Equity-Income PortfolioSM Initial Class	December 31, 2019	December 31, 2019	Two Years Ended December 31, 2019	For the Period August 28, 2017* to December 31, 2017 & For the Two years ended December 31 2019
Fidelity® VIP Government Money Market Portfolio Initial Class	December 31, 2019	December 31, 2019	Two Years Ended December 31, 2019	For the Period August 28, 2017* to December 31, 2017 & For the Two years ended December 31 2019
Fidelity® VIP Growth Portfolio Initial Class	December 31, 2019	December 31, 2019	Two Years Ended December 31, 2019	For the Period August 28, 2017* to December 31, 2017 & For the Two years ended December 31 2019
Fidelity® VIP Index 500 Portfolio Initial Class	December 31, 2019	December 31, 2019	Two Years Ended December 31, 2019	For the Period August 28, 2017* to December 31, 2017 & For the Two years ended December 31 2019
Fidelity® VIP Investment Grade Bond Portfolio Initial Class	December 31, 2019	December 31, 2019	Two Years Ended December 31, 2019	For the Period August 28, 2017* to December 31, 2017 & For the Two years ended December 31 2019
Fidelity® VIP Mid Cap Portfolio Initial Class	December 31, 2019	December 31, 2019	Two Years Ended December 31, 2019	For the Period August 28, 2017* to December 31, 2017 & For the Two years ended December 31 2019
Fidelity® VIP Overseas Portfolio Initial Class	December 31, 2019	December 31, 2019	Two Years Ended December 31, 2019	For the Period August 28, 2017* to December 31, 2017 & For the Two years ended December 31 2019

Appendix A

Sub-account	Statement of Net Assets	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the Year Ended	For Each of the/ For the	For Each of the/ For the
Fidelity® VIP Real Estate Portfolio Initial Class	December 31, 2019	December 31, 2019	Two Years Ended December 31, 2019	For the Period August 28, 2017* to December 31, 2017 & For the Two years ended December 31 2019
Fidelity® VIP Value Portfolio Initial Class	December 31, 2019	December 31, 2019	Two Years Ended December 31, 2019	For the Period August 28, 2017* to December 31, 2017 & For the Two years ended December 31 2019
Invesco V.I. American Value	December 31, 2019	December 31, 2019	Two Years Ended December 31, 2019	For the Period August 28, 2017* to December 31, 2017 & For the Two years ended December 31 2019
Invesco V.I. Diversified Dividend	December 31, 2019	December 31, 2019	Two Years Ended December 31, 2019	For the Period August 28, 2017* to December 31, 2017 & For the Two years ended December 31 2019
Invesco V.I. High Yield	December 31, 2019	December 31, 2019	Two Years Ended December 31, 2019	For the Period August 28, 2017* to December 31, 2017 & For the Two years ended December 31 2019
Invesco V.I. International Growth	December 31, 2019	December 31, 2019	Two Years Ended December 31, 2019	For the Period August 28, 2017* to December 31, 2017 & For the Two years ended December 31 2019
Invesco V.I. Mid Cap Growth	December 31, 2019	December 31, 2019	Two Years Ended December 31, 2019	For the Period August 28, 2017* to December 31, 2017 & For the Two years ended December 31 2019
Invesco V.I. Value Opportunities	December 31, 2019	December 31, 2019	Two Years Ended December 31, 2019	For the Period August 28, 2017* to December 31, 2017 & For the Two years ended December 31 2019
Janus Henderson Balanced Portfolio Institutional Shares	December 31, 2019	December 31, 2019	Two Years Ended December 31, 2019	For the Period August 28, 2017* to December 31, 2017 & For the Two years ended December 31 2019
Janus Henderson Enterprise Portfolio Institutional Shares	December 31, 2019	December 31, 2019	Two Years Ended December 31, 2019	For the Period August 28, 2017* to December 31, 2017 & For the Two years ended December 31 2019
Janus Henderson Flexible Bond Portfolio Institutional Shares	December 31, 2019	December 31, 2019	Two Years Ended December 31, 2019	For the Period August 28, 2017* to December 31, 2017 & For the Two years ended December 31 2019
Janus Henderson Forty Portfolio Institutional Shares	December 31, 2019	December 31, 2019	Two Years Ended December 31, 2019	For the Period August 28, 2017* to December 31, 2017 & For the Two years ended December 31 2019
Janus Henderson Global Technology Portfolio Institutional Shares	December 31, 2019	December 31, 2019	Two Years Ended December 31, 2019	For the Period August 28, 2017* to December 31, 2017 & For the Two years ended December 31 2019
Janus Henderson Mid Cap Value Portfolio Institutional Shares	December 31, 2019	December 31, 2019	Two Years Ended December 31, 2019	For the Period August 28, 2017* to December 31, 2017 & For the Two years ended December 31 2019

Appendix A

Sub-account	Statement of Net Assets	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the Year Ended	For Each of the/ For the	For Each of the/ For the
Janus Henderson Research Portfolio Institutional Shares	December 31, 2019	December 31, 2019	Two Years Ended December 31, 2019	For the Period August 28, 2017* to December 31, 2017 & For the Two years ended December 31 2019
Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I	December 31, 2019	December 31, 2019	Two Years Ended December 31, 2019	For the Period August 28, 2017* to December 31, 2017 & For the Two years ended December 31 2019
Morningstar Balanced ETF Asset Allocation Portfolio Class I	December 31, 2019	December 31, 2019	Two Years Ended December 31, 2019	For the Period August 28, 2017* to December 31, 2017 & For the Two years ended December 31 2019
Morningstar Conservative ETF Asset Allocation Portfolio Class I	December 31, 2019	December 31, 2019	Two Years Ended December 31, 2019	For the Two years ended December 31 2019
Morningstar Growth ETF Asset Allocation Portfolio Class I	December 31, 2019	December 31, 2019	Two Years Ended December 31, 2019	For the Period August 28, 2017* to December 31, 2017 & For the Two years ended December 31 2019
Morningstar Income and Growth ETF Asset Allocation Portfolio Class I	December 31, 2019	December 31, 2019	Two Years Ended December 31, 2019	For the Period August 28, 2017* to December 31, 2017 & For the Two years ended December 31 2019

* Date represents commencement of operations

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2019

		Alger	Alger	Alger	Fidelity® VIP	Fidelity® VIP
	Alger	Capital	MidCap	SmallCap	ContrafundSM	Disciplined Small
	Balanced	Appreciation	Growth	Growth	Portfolio	Cap Portfolio
	Class I-2	Class I-2	Class I-2	Class I-2	Initial Class*	Initial Class
ASSETS
Investments, at fair value	$75,733	$612,935	$199,149	$414,763	$998,249	$320,599
Total assets	$75,733	$612,935	$199,149	$414,763	$998,249	$320,599
NET ASSETS
Accumulation units	$75,733	$612,935	$199,149	$414,763	$998,249	$320,599
Total net assets	$75,733	$612,935	$199,149	$414,763	$998,249	$320,599
FUND SHARE INFORMATION
Number of shares	4,821	7,574	8,777	14,457	26,856	21,839
Cost of investments	$75,103	$620,426	$210,351	$402,630	$932,093	$318,476

ACCUMULATION UNIT VALUE	$12.32	$14.65	$13.54	$14.83	$13.36	$11.98

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2019

		Alger	Alger	Alger	Fidelity® VIP	Fidelity® VIP
	Alger	Capital	MidCap	SmallCap	ContrafundSM	Disciplined Small
	Balanced	Appreciation	Growth	Growth	Portfolio	Cap Portfolio
	Class I-2	Class I-2	Class I-2	Class I-2	Initial Class*	Initial Class
NET INVESTMENT INCOME (LOSS)
Dividends	$930	$—	$—	$—	$3,039	$2,017
Net investment income (loss)	930	—	—	—	3,039	2,017
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	15,991	43,307	7,151	29,920	33,552	3,392
Cost of investments sold	15,914	41,139	6,697	27,767	34,129	3,585
Realized gains (losses) on fund shares	77	2,168	454	2,153	(577)	(193)
Realized gain distributions	1,566	63,823	20,963	21,556	33,245	10,775
Net realized gains (losses)	1,643	65,991	21,417	23,709	32,668	10,582
Change in unrealized gains (losses)	5,786	29,853	1,642	27,466	90,041	18,881
Net realized and change in unrealized gains (losses) on investments	7,429	95,844	23,059	51,175	122,709	29,463
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$8,359	$95,844	$23,059	$51,175	$125,748	$31,480

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2019.

See notes to financial statements.

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2019

	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP
	Emerging Markets	Equity-Income	Government Money	Growth	Index 500	Investment Grade
	Portfolio	PortfolioSM	Market Portfolio	Portfolio	Portfolio	Bond Portfolio
	Initial Class	Initial Class*	Initial Class	Initial Class	Initial Class	Initial Class
ASSETS
Investments, at fair value	$147,440	$193,170	$192,216	$397,729	$1,789,465	$147,009
Total assets	$147,440	$193,170	$192,216	$397,729	$1,789,465	$147,009
NET ASSETS
Accumulation units	$147,440	$193,170	$192,216	$397,729	$1,789,465	$147,009
Total net assets	$147,440	$193,170	$192,216	$397,729	$1,789,465	$147,009
FUND SHARE INFORMATION
Number of shares	11,628	8,127	192,216	5,029	5,586	11,162
Cost of investments	$132,157	$182,723	$192,216	$357,523	$1,603,710	$144,604

ACCUMULATION UNIT VALUE	$12.15	$12.68	$10.40	$14.63	$13.84	$10.97

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2019

	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP
	Emerging Markets	Equity-Income	Government Money	Growth	Index 500	Investment Grade
	Portfolio	PortfolioSM	Market Portfolio	Portfolio	Portfolio	Bond Portfolio
	Initial Class	Initial Class*	Initial Class	Initial Class	Initial Class	Initial Class
NET INVESTMENT INCOME (LOSS)
Dividends	$2,072	$2,604	$2,201	$675	$25,594	$2,244
Net investment income (loss)	2,072	2,604	2,201	675	25,594	2,244
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	2,455	5,806	52,008	42,264	14,345	1,646
Cost of investments sold	2,274	5,917	52,008	41,199	13,298	1,608
Realized gains (losses) on fund shares	181	(111)	—	1,065	1,047	38
Realized gain distributions	—	4,589	—	7,731	13,057	—
Net realized gains (losses)	181	4,478	—	8,796	14,104	38
Change in unrealized gains (losses)	20,749	16,760	—	49,574	232,368	2,922
Net realized and change in unrealized gains (losses) on investments	20,930	21,238	—	58,370	246,472	2,960
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$23,002	$23,842	$2,201	$59,045	$272,066	$5,204

See notes to financial statements.

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2019

	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP
	Mid Cap	Overseas	Real Estate	Value
	Portfolio	Portfolio	Portfolio	Portfolio	Invesco V.I.	Invesco V.I.
	Initial Class	Initial Class	Initial Class	Initial Class	American Value	Diversified Dividend
ASSETS
Investments, at fair value	$467,329	$203,457	$131,018	$115,968	$133,505	$25,401
Total assets	$467,329	$203,457	$131,018	$115,968	$133,505	$25,401
NET ASSETS
Accumulation units	$467,329	$203,457	$131,018	$115,968	$133,505	$25,401
Total net assets	$467,329	$203,457	$131,018	$115,968	$133,505	$25,401
FUND SHARE INFORMATION
Number of shares	14,183	8,796	6,620	7,349	8,386	933
Cost of investments	$462,185	$191,383	$126,233	$109,130	$132,610	$24,618

ACCUMULATION UNIT VALUE	$11.87	$11.75	$11.98	$12.36	$12.10	$12.11

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2019

	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP
	Mid Cap	Overseas	Real Estate	Value
	Portfolio	Portfolio	Portfolio	Portfolio	Invesco V.I.	Invesco V.I.
	Initial Class	Initial Class	Initial Class	Initial Class	American Value	Diversified Dividend
NET INVESTMENT INCOME (LOSS)
Dividends	$3,329	$2,223	$1,990	$1,693	$650	$532
Net investment income (loss)	3,329	2,223	1,990	1,693	650	532
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	24,352	1,963	26,585	448	1,422	709
Cost of investments sold	25,132	1,873	25,865	501	1,394	684
Realized gains (losses) on fund shares	(780)	90	720	(53)	28	25
Realized gain distributions	23,358	2,515	971	3,854	6,821	987
Net realized gains (losses)	22,578	2,605	1,691	3,801	6,849	1,012
Change in unrealized gains (losses)	31,961	18,637	7,202	13,520	7,104	1,521
Net realized and change in unrealized gains (losses) on investments	54,539	21,242	8,893	17,321	13,953	2,533
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$57,868	$23,465	$10,883	$19,014	$14,603	$3,065

See notes to financial statements.

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2019

					Janus Henderson	Janus Henderson
			Invesco	Invesco	Balanced	Enterprise
	Invesco V.I.	Invesco V.I.	V.I. Mid Cap	V.I. Value	Portfolio	Portfolio
	High Yield	International Growth	Growth	Opportunities	Institutional Shares	Institutional Shares
ASSETS
Investments, at fair value	$43,007	$135,697	$104,763	$16,102	$195,578	$160,429
Total assets	$43,007	$135,697	$104,763	$16,102	$195,578	$160,429
NET ASSETS
Accumulation units	$43,007	$135,697	$104,763	$16,102	$195,578	$160,429
Total net assets	$43,007	$135,697	$104,763	$16,102	$195,578	$160,429
FUND SHARE INFORMATION
Number of shares	7,950	3,474	19,187	2,875	4,954	1,877
Cost of investments	$43,171	$129,647	$103,529	$17,537	$180,070	$147,658

ACCUMULATION UNIT VALUE	$11.18	$11.68	$13.81	$11.78	$13.34	$15.06

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2019

					Janus Henderson	Janus Henderson
			Invesco	Invesco	Balanced	Enterprise
	Invesco V.I.	Invesco V.I.	V.I. Mid Cap	V.I. Value	Portfolio	Portfolio
	High Yield	International Growth	Growth	Opportunities	Institutional Shares	Institutional Shares
NET INVESTMENT INCOME (LOSS)
Dividends	$2,027	$1,783	$—	$29	$2,774	$223
Net investment income (loss)	2,027	1,783	—	29	2,774	223
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	861	2,922	8,153	1,865	4,814	25,574
Cost of investments sold	869	2,792	7,439	1,879	4,627	24,265
Realized gains (losses) on fund shares	(8)	130	714	(14)	187	1,309
Realized gain distributions	—	7,201	12,163	2,522	3,175	5,276
Net realized gains (losses)	(8)	7,331	12,877	2,508	3,362	6,585
Change in unrealized gains (losses)	235	12,704	5,741	(135)	18,849	17,279
Net realized and change in unrealized gains (losses) on investments	227	20,035	18,618	2,373	22,211	23,864
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$2,254	$21,818	$18,618	$2,402	$24,985	$24,087

See notes to financial statements.

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2019

	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson	Morningstar
	Flexible Bond	Forty	Global Technology	Mid Cap Value	Research	Aggressive Growth
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	ETF Asset Allocation
	Institutional Shares	Institutional Shares	Institutional Shares	Institutional Shares	Institutional Shares	Portfolio Class I
ASSETS
Investments, at fair value	$57,780	$284,487	$285,612	$200,583	$36,960	$2,449,708
Total assets	$57,780	$284,487	$285,612	$200,583	$36,960	$2,449,708
NET ASSETS
Accumulation units	$57,780	$284,487	$285,612	$200,583	$36,960	$2,449,708
Total net assets	$57,780	$284,487	$285,612	$200,583	$36,960	$2,449,708
FUND SHARE INFORMATION
Number of shares	4,864	6,410	19,194	11,989	906	198,357
Cost of investments	$56,918	$259,555	$247,502	$191,805	$32,729	$2,408,377

ACCUMULATION UNIT VALUE	$10.89	$15.18	$16.71	$12.32	$14.49	$12.14

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2019

	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson	Morningstar
	Flexible Bond	Forty	Global Technology	Mid Cap Value	Research	Aggressive Growth
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	ETF Asset Allocation
	Institutional Shares	Institutional Shares	Institutional Shares	Institutional Shares	Institutional Shares	Portfolio Class I
NET INVESTMENT INCOME (LOSS)
Dividends	$1,211	$328	$—	$1,909	$126	$39,432
Net investment income (loss)	1,211	328	—	1,909	126	39,432
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	2,667	47,404	5,732	1,911	2,391	138,302
Cost of investments sold	2,604	44,703	5,275	1,927	1,939	140,107
Realized gains (losses) on fund shares	63	2,701	457	(16)	452	(1,805)
Realized gain distributions	—	14,056	11,744	10,876	2,380	77,777
Net realized gains (losses)	63	16,757	12,201	10,860	2,832	75,972
Change in unrealized gains (losses)	951	32,804	46,324	21,287	4,182	187,449
Net realized and change in unrealized gains (losses) on investments	1,014	49,561	58,525	32,147	7,014	263,421
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$2,225	$49,889	$58,525	$34,056	$7,140	$302,853

See notes to financial statements.

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2019

	Morningstar	Morningstar	Morningstar	Morningstar Income
	Balanced ETF	Conservative ETF	Growth ETF	and Growth ETF
	Asset Allocation	Asset Allocation	Asset Allocation	Asset Allocation
	Portfolio Class I	Portfolio Class I	Portfolio Class I	Portfolio Class I
ASSETS
Investments, at fair value	$628,521	$103,629	$2,264,360	$214,518
Total assets	$628,521	$103,629	$2,264,360	$214,518
NET ASSETS
Accumulation units	$628,521	$103,629	$2,264,360	$214,518
Total net assets	$628,521	$103,629	$2,264,360	$214,518
FUND SHARE INFORMATION
Number of shares	59,859	9,269	203,629	21,669
Cost of investments	$630,323	$101,371	$2,293,304	$214,867

ACCUMULATION UNIT VALUE	$11.58	$10.95	$11.92	$11.28

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2019

	Morningstar	Morningstar	Morningstar	Morningstar Income
	Balanced ETF	Conservative ETF	Growth ETF	and Growth ETF
	Asset Allocation	Asset Allocation	Asset Allocation	Asset Allocation
	Portfolio Class I	Portfolio Class I	Portfolio Class I	Portfolio Class I
NET INVESTMENT INCOME (LOSS)
Dividends	$13,477	$2,185	$42,292	$4,905
Net investment income (loss)	13,477	2,185	42,292	4,905
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	20,464	16,315	141,259	14,097
Cost of investments sold	20,764	15,898	147,289	14,277
Realized gains (losses) on fund shares	(300)	417	(6,030)	(180)
Realized gain distributions	11,815	760	94,709	4,825
Net realized gains (losses)	11,515	1,177	88,679	4,645
Change in unrealized gains (losses)	34,382	3,274	139,338	6,433
Net realized and change in unrealized gains (losses) on investments	45,897	4,451	228,017	11,078
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$59,374	$6,636	$270,309	$15,983

See notes to financial statements.

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2019
		Alger	Alger
	Alger	Capital	MidCap
	Balanced	Appreciation	Growth
	Class I-2	Class I-2	Class I-2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$930	$—	$—
Net realized gains (losses)	1,643	65,991	21,417
Change in unrealized gains (losses)	5,786	29,853	1,642
Increase (decrease) in net assets from operations	8,359	95,844	23,059
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	66,213	469,740	151,125
Benefit payments	—	—	—
Payments on termination	(398)	(12,710)	(1,320)
Loans	(33)	—	—
Policy maintenance charge	(17,948)	(125,687)	(38,373)
Transfers among the sub-accounts and with the Fixed Account - net	(4,298)	17,076	10,228
Increase (decrease) in net assets from policy transactions	43,536	348,419	121,660
INCREASE (DECREASE) IN NET ASSETS	51,895	444,263	144,719
NET ASSETS AT BEGINNING OF PERIOD	23,838	168,672	54,430
NET ASSETS AT END OF PERIOD	$75,733	$612,935	$199,149
Accumulation Units outstanding at beginning of period	2,313	15,380	5,235
Units issued	5,215	29,774	10,017
Units redeemed	(1,379)	(3,316)	(548)
Accumulation Units outstanding at end of period	6,149	41,838	14,704

	2019
	Alger	Fidelity® VIP	Fidelity® VIP
	SmallCap	ContrafundSM	Disciplined Small
	Growth	Portfolio	Cap Portfolio
	Class I-2	Initial Class*	Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$—	$3,039	$2,017
Net realized gains (losses)	23,709	32,668	10,582
Change in unrealized gains (losses)	27,466	90,041	18,881
Increase (decrease) in net assets from operations	51,175	125,748	31,480
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	299,841	754,426	226,122
Benefit payments	—	—	—
Payments on termination	(2,836)	(7,259)	(1,825)
Loans	(165)	—	—
Policy maintenance charge	(75,934)	(158,546)	(39,945)
Transfers among the sub-accounts and with the Fixed Account - net	10,610	56,140	9,757
Increase (decrease) in net assets from policy transactions	231,516	644,761	194,109
INCREASE (DECREASE) IN NET ASSETS	282,691	770,509	225,589
NET ASSETS AT BEGINNING OF PERIOD	132,072	227,740	95,010
NET ASSETS AT END OF PERIOD	$414,763	$998,249	$320,599
Accumulation Units outstanding at beginning of period	11,521	22,425	9,812
Units issued	18,602	55,113	17,259
Units redeemed	(2,148)	(2,834)	(307)
Accumulation Units outstanding at end of period	27,975	74,704	26,764

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2019.

See notes to financial statements.

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2019
	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP
	Emerging Markets	Equity-Income	Government Money
	Portfolio	PortfolioSM	Market Portfolio
	Initial Class	Initial Class*	Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,072	$2,604	$2,201
Net realized gains (losses)	181	4,478	—
Change in unrealized gains (losses)	20,749	16,760	—
Increase (decrease) in net assets from operations	23,002	23,842	2,201
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	101,224	150,417	129,579
Benefit payments	—	—	—
Payments on termination	(3,940)	(6,036)	(966)
Loans	(66)	—	—
Policy maintenance charge	(31,732)	(33,786)	(22,033)
Transfers among the sub-accounts and with the Fixed Account - net	10,152	(242)	(49,392)
Increase (decrease) in net assets from policy transactions	75,638	110,353	57,188
INCREASE (DECREASE) IN NET ASSETS	98,640	134,195	59,389
NET ASSETS AT BEGINNING OF PERIOD	48,800	58,975	132,827
NET ASSETS AT END OF PERIOD	$147,440	$193,170	$192,216
Accumulation Units outstanding at beginning of period	5,200	5,928	13,023
Units issued	7,153	9,827	10,523
Units redeemed	(216)	(520)	(5,073)
Accumulation Units outstanding at end of period	12,137	15,235	18,473

	2019
	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP
	Growth	Index 500	Investment Grade
	Portfolio	Portfolio	Bond Portfolio
	Initial Class	Initial Class	Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$675	$25,594	$2,244
Net realized gains (losses)	8,796	14,104	38
Change in unrealized gains (losses)	49,574	232,368	2,922
Increase (decrease) in net assets from operations	59,045	272,066	5,204
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	304,782	1,335,723	131,306
Benefit payments	—	—	—
Payments on termination	(5,675)	(32,708)	(1,108)
Loans	—	(132)	—
Policy maintenance charge	(80,097)	(330,518)	(22,544)
Transfers among the sub-accounts and with the Fixed Account - net	21,889	3,171	1,073
Increase (decrease) in net assets from policy transactions	240,899	975,536	108,727
INCREASE (DECREASE) IN NET ASSETS	299,944	1,247,602	113,931
NET ASSETS AT BEGINNING OF PERIOD	97,785	541,863	33,078
NET ASSETS AT END OF PERIOD	$397,729	$1,789,465	$147,009
Accumulation Units outstanding at beginning of period	8,977	51,430	3,307
Units issued	21,473	78,985	10,250
Units redeemed	(3,266)	(1,108)	(156)
Accumulation Units outstanding at end of period	27,184	129,307	13,401

See notes to financial statements.

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2019
	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP
	Mid Cap	Overseas	Real Estate
	Portfolio	Portfolio	Portfolio
	Initial Class	Initial Class	Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$3,329	$2,223	$1,990
Net realized gains (losses)	22,578	2,605	1,691
Change in unrealized gains (losses)	31,961	18,637	7,202
Increase (decrease) in net assets from operations	57,868	23,465	10,883
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	327,900	145,658	113,693
Benefit payments	—	—	—
Payments on termination	(8,715)	(1,868)	(1,855)
Loans	(99)	—	—
Policy maintenance charge	(90,326)	(23,155)	(26,477)
Transfers among the sub-accounts and with the Fixed Account - net	9,413	6,655	4,054
Increase (decrease) in net assets from policy transactions	238,173	127,290	89,415
INCREASE (DECREASE) IN NET ASSETS	296,041	150,755	100,298
NET ASSETS AT BEGINNING OF PERIOD	171,288	52,702	30,720
NET ASSETS AT END OF PERIOD	$467,329	$203,457	$131,018
Accumulation Units outstanding at beginning of period	17,817	5,731	3,159
Units issued	23,747	11,769	10,138
Units redeemed	(2,188)	(185)	(2,363)
Accumulation Units outstanding at end of period	39,376	17,315	10,934

	2019
	Fidelity® VIP
	Value
	Portfolio	Invesco V.I.	Invesco V.I.
	Initial Class	American Value	Diversified Dividend
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,693	$650	$532
Net realized gains (losses)	3,801	6,849	1,012
Change in unrealized gains (losses)	13,520	7,104	1,521
Increase (decrease) in net assets from operations	19,014	14,603	3,065
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	80,664	102,904	21,283
Benefit payments	—	—	—
Payments on termination	(552)	(1,228)	(165)
Loans	—	(99)	—
Policy maintenance charge	(22,427)	(19,612)	(7,657)
Transfers among the sub-accounts and with the Fixed Account - net	1,569	2,751	1,708
Increase (decrease) in net assets from policy transactions	59,254	84,716	15,169
INCREASE (DECREASE) IN NET ASSETS	78,268	99,319	18,234
NET ASSETS AT BEGINNING OF PERIOD	37,700	34,186	7,167
NET ASSETS AT END OF PERIOD	$115,968	$133,505	$25,401
Accumulation Units outstanding at beginning of period	4,030	3,532	740
Units issued	5,394	7,629	1,421
Units redeemed	(41)	(129)	(63)
Accumulation Units outstanding at end of period	9,383	11,032	2,098

See notes to financial statements.

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2019

			Invesco
	Invesco V.I.	Invesco V.I.	V.I. Mid Cap
	High Yield	International Growth	Growth
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,027	$1,783	$—
Net realized gains (losses)	(8)	7,331	12,877
Change in unrealized gains (losses)	235	12,704	5,741
Increase (decrease) in net assets from operations	2,254	21,818	18,618
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	35,431	84,849	68,982
Benefit payments	—	—	—
Payments on termination	(431)	(3,336)	(1,652)
Loans	—	—	—
Policy maintenance charge	(10,167)	(23,684)	(22,734)
Transfers among the sub-accounts and with the Fixed Account - net	9,206	4,452	(589)
Increase (decrease) in net assets from policy transactions	34,039	62,281	44,007
INCREASE (DECREASE) IN NET ASSETS	36,293	84,099	62,625
NET ASSETS AT BEGINNING OF PERIOD	6,714	51,598	42,138
NET ASSETS AT END OF PERIOD	$43,007	$135,697	$104,763
Accumulation Units outstanding at beginning of period	681	5,678	4,098
Units issued	3,244	6,206	4,127
Units redeemed	(80)	(270)	(641)
Accumulation Units outstanding at end of period	3,845	11,614	7,584

	2019
		Janus Henderson	Janus Henderson
	Invesco	Balanced	Enterprise
	V.I. Value	Portfolio	Portfolio
	Opportunities	Institutional Shares	Institutional Shares
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$29	$2,774	$223
Net realized gains (losses)	2,508	3,362	6,585
Change in unrealized gains (losses)	(135)	18,849	17,279
Increase (decrease) in net assets from operations	2,402	24,985	24,087
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	12,667	133,618	118,352
Benefit payments	—	—	—
Payments on termination	(295)	(5,605)	(1,290)
Loans	—	—	—
Policy maintenance charge	(4,104)	(40,247)	(27,137)
Transfers among the sub-accounts and with the Fixed Account - net	13	10,282	275
Increase (decrease) in net assets from policy transactions	8,281	98,048	90,200
INCREASE (DECREASE) IN NET ASSETS	10,683	123,033	114,287
NET ASSETS AT BEGINNING OF PERIOD	5,419	72,545	46,142
NET ASSETS AT END OF PERIOD	$16,102	$195,578	$160,429
Accumulation Units outstanding at beginning of period	601	6,668	4,152
Units issued	937	8,384	8,408
Units redeemed	(171)	(388)	(1,905)
Accumulation Units outstanding at end of period	1,367	14,664	10,655

See notes to financial statements.

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2019
	Janus Henderson	Janus Henderson	Janus Henderson
	Flexible Bond	Forty	Global Technology
	Portfolio	Portfolio	Portfolio
	Institutional Shares	Institutional Shares	Institutional Shares
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,211	$328	$—
Net realized gains (losses)	63	16,757	12,201
Change in unrealized gains (losses)	951	32,804	46,324
Increase (decrease) in net assets from operations	2,225	49,889	58,525
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	58,663	209,275	188,642
Benefit payments	—	—	—
Payments on termination	(2,125)	(7,684)	(1,606)
Loans	—	—	—
Policy maintenance charge	(12,033)	(53,645)	(47,464)
Transfers among the sub-accounts and with the Fixed Account - net	419	4,692	202
Increase (decrease) in net assets from policy transactions	44,924	152,638	139,774
INCREASE (DECREASE) IN NET ASSETS	47,149	202,527	198,299
NET ASSETS AT BEGINNING OF PERIOD	10,631	81,960	87,313
NET ASSETS AT END OF PERIOD	$57,780	$284,487	$285,612
Accumulation Units outstanding at beginning of period	1,069	7,404	7,584
Units issued	4,487	14,877	9,895
Units redeemed	(251)	(3,544)	(390)
Accumulation Units outstanding at end of period	5,305	18,737	17,089

	2019
	Janus Henderson	Janus Henderson	Morningstar
	Mid Cap Value	Research	Aggressive Growth
	Portfolio	Portfolio	ETF Asset Allocation
	Institutional Shares	Institutional Shares	Portfolio Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,909	$126	$39,432
Net realized gains (losses)	10,860	2,832	75,972
Change in unrealized gains (losses)	21,287	4,182	187,449
Increase (decrease) in net assets from operations	34,056	7,140	302,853
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	111,816	23,985	2,123,179
Benefit payments	—	—	—
Payments on termination	(465)	(2,073)	(40,541)
Loans	—	—	—
Policy maintenance charge	(30,027)	(7,289)	(618,420)
Transfers among the sub-accounts and with the Fixed Account - net	8,208	(221)	(118,808)
Increase (decrease) in net assets from policy transactions	89,532	14,402	1,345,410
INCREASE (DECREASE) IN NET ASSETS	123,588	21,542	1,648,263
NET ASSETS AT BEGINNING OF PERIOD	76,995	15,418	801,445
NET ASSETS AT END OF PERIOD	$200,583	$36,960	$2,449,708
Accumulation Units outstanding at beginning of period	8,146	1,442	80,861
Units issued	8,312	1,291	133,309
Units redeemed	(178)	(182)	(12,309)
Accumulation Units outstanding at end of period	16,280	2,551	201,861

See notes to financial statements.

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2019
	Morningstar	Morningstar	Morningstar
	Balanced ETF	Conservative ETF	Growth ETF
	Asset Allocation	Asset Allocation	Asset Allocation
	Portfolio Class I	Portfolio Class I	Portfolio Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$13,477	$2,185	$42,292
Net realized gains (losses)	11,515	1,177	88,679
Change in unrealized gains (losses)	34,382	3,274	139,338
Increase (decrease) in net assets from operations	59,374	6,636	270,309
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	575,494	111,781	1,710,097
Benefit payments	—	—	(15,129)
Payments on termination	(26,922)	(9,951)	(55,788)
Loans	—	—	—
Policy maintenance charge	(193,444)	(28,285)	(543,513)
Transfers among the sub-accounts and with the Fixed Account - net	(8,479)	(1,913)	8,383
Increase (decrease) in net assets from policy transactions	346,649	71,632	1,104,050
INCREASE (DECREASE) IN NET ASSETS	406,023	78,268	1,374,359
NET ASSETS AT BEGINNING OF PERIOD	222,498	25,361	890,001
NET ASSETS AT END OF PERIOD	$628,521	$103,629	$2,264,360
Accumulation Units outstanding at beginning of period	22,397	2,542	89,730
Units issued	33,738	8,468	112,894
Units redeemed	(1,859)	(1,546)	(12,597)
Accumulation Units outstanding at end of period	54,276	9,464	190,027

2019
Morningstar Income
and Growth ETF
Asset Allocation
Portfolio Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$4,905
Net realized gains (losses)	4,645
Change in unrealized gains (losses)	6,433
Increase (decrease) in net assets from operations	15,983
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	190,628
Benefit payments	—
Payments on termination	(3,143)
Loans	—
Policy maintenance charge	(61,383)
Transfers among the sub-accounts and with the Fixed Account - net	137
Increase (decrease) in net assets from policy transactions	126,239
INCREASE (DECREASE) IN NET ASSETS	142,222
NET ASSETS AT BEGINNING OF PERIOD	72,296
NET ASSETS AT END OF PERIOD	$214,518
Accumulation Units outstanding at beginning of period	7,255
Units issued	13,085
Units redeemed	(1,321)
Accumulation Units outstanding at end of period	19,019

See notes to financial statements.

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2018
		Alger	Alger
	Alger	Capital	MidCap
	Balanced	Appreciation	Growth
	Class I-2	Class I-2	Class I-2
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$1,004	$129	$—
Net realized gains (losses)	3,093	24,713	6,727
Change in unrealized gains (losses)	(5,141)	(37,067)	(12,830)
Increase (decrease) in net assets from operations	(1,044)	(12,225)	(6,103)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	28,893	220,502	71,095
Benefit payments	—	—	—
Payments on termination	(40)	(566)	(21)
Policy Maintenance Charge	(8,677)	(51,219)	(14,232)
Transfers among the sub-accounts and with the Fixed Account - net	(184)	2,713	609
Increase (decrease) in net assets from policy transactions	19,992	171,430	57,451
INCREASE (DECREASE) IN NET ASSETS	18,948	159,205	51,348
NET ASSETS AT BEGINNING OF PERIOD	4,890	9,467	3,082
NET ASSETS AT END OF PERIOD	$23,838	$168,672	$54,430
Accumulation Units outstanding at beginning of period	459	862	274
Units Issued	2,151	14,588	5,097
Units Redeemed	(297)	(70)	(136)
Accumulation Units outstanding at end of period	2,313	15,380	5,235

	2018
	Alger	Fidelity® VIP	Fidelity® VIP
	SmallCap	ContrafundSM	Disciplined Small
	Growth	Portfolio	Cap Portfolio
	Class I-2	Initial Class*	Initial Class
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$—	$1,280	$711
Net realized gains (losses)	3,705	240	525
Change in unrealized gains (losses)	(15,383)	(23,906)	(16,761)
Increase (decrease) in net assets from operations	(11,678)	(22,386)	(15,525)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	183,597	317,159	134,213
Benefit payments	—	—	—
Payments on termination	(1,265)	(1,541)	(1,159)
Policy Maintenance Charge	(30,704)	(61,258)	(17,309)
Transfers among the sub-accounts and with the Fixed Account - net	(16,080)	(17,153)	(15,994)
Increase (decrease) in net assets from policy transactions	135,548	237,207	99,751
INCREASE (DECREASE) IN NET ASSETS	123,870	214,821	84,226
NET ASSETS AT BEGINNING OF PERIOD	8,202	12,919	10,784
NET ASSETS AT END OF PERIOD	$132,072	$227,740	$95,010
Accumulation Units outstanding at beginning of period	726	1,191	968
Units Issued	12,651	23,030	10,957
Units Redeemed	(1,856)	(1,796)	(2,113)
Accumulation Units outstanding at end of period	11,521	22,425	9,812

See notes to financial statements.

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2018
	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP
	Emerging Markets	Equity-Income	Government Money
	Portfolio	PortfolioSM	Market Portfolio
	Initial Class	Initial Class*	Initial Class
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$301	$1,251	$398
Net realized gains (losses)	(21)	550	—
Change in unrealized gains (losses)	(5,556)	(6,374)	—
Increase (decrease) in net assets from operations	(5,276)	(4,573)	398
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	66,453	71,073	24,881
Benefit payments	—	—	—
Payments on termination	(42)	(166)	(521)
Policy Maintenance Charge	(16,230)	(15,740)	(7,694)
Transfers among the sub-accounts and with the Fixed Account - net	977	392	115,365
Increase (decrease) in net assets from policy transactions	51,158	55,559	132,031
INCREASE (DECREASE) IN NET ASSETS	45,882	50,986	132,429
NET ASSETS AT BEGINNING OF PERIOD	2,918	7,989	398
NET ASSETS AT END OF PERIOD	$48,800	$58,975	$132,827
Accumulation Units outstanding at beginning of period	255	736	40
Units Issued	5,015	5,326	13,770
Units Redeemed	(70)	(134)	(787)
Accumulation Units outstanding at end of period	5,200	5,928	13,023

	2018
	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP
	Growth	Index 500	Investment Grade
	Portfolio	Portfolio	Bond Portfolio
	Initial Class	Initial Class	Initial Class
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$170	$9,034	$697
Net realized gains (losses)	1,480	(91)	39
Change in unrealized gains (losses)	(9,346)	(47,487)	(489)
Increase (decrease) in net assets from operations	(7,696)	(38,544)	247
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	131,527	602,824	32,671
Benefit payments	—	—	—
Payments on termination	(120)	(2,930)	(198)
Policy Maintenance Charge	(31,757)	(148,183)	(7,948)
Transfers among the sub-accounts and with the Fixed Account - net	(97)	12,776	198
Increase (decrease) in net assets from policy transactions	99,553	464,487	24,723
INCREASE (DECREASE) IN NET ASSETS	91,857	425,943	24,970
NET ASSETS AT BEGINNING OF PERIOD	5,928	115,920	8,108
NET ASSETS AT END OF PERIOD	$97,785	$541,863	$33,078
Accumulation Units outstanding at beginning of period	543	10,508	806
Units Issued	8,643	42,530	2,562
Units Redeemed	(209)	(1,608)	(61)
Accumulation Units outstanding at end of period	8,977	51,430	3,307

See notes to financial statements.

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2018
	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP
	Mid Cap	Overseas	Real Estate
	Portfolio	Portfolio	Portfolio
	Initial Class	Initial Class	Initial Class
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$876	$813	$734
Net realized gains (losses)	(126)	(765)	202
Change in unrealized gains (losses)	(27,051)	(6,599)	(2,419)
Increase (decrease) in net assets from operations	(26,301)	(6,551)	(1,483)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	244,017	73,683	38,703
Benefit payments	—	—	—
Payments on termination	(248)	(550)	(131)
Policy Maintenance Charge	(43,600)	(9,898)	(8,805)
Transfers among the sub-accounts and with the Fixed Account - net	(21,796)	(7,261)	(482)
Increase (decrease) in net assets from policy transactions	178,373	55,974	29,285
INCREASE (DECREASE) IN NET ASSETS	152,072	49,423	27,802
NET ASSETS AT BEGINNING OF PERIOD	19,216	3,279	2,918
NET ASSETS AT END OF PERIOD	$171,288	$52,702	$30,720
Accumulation Units outstanding at beginning of period	1,708	304	281
Units Issued	18,768	6,439	2,932
Units Redeemed	(2,659)	(1,012)	(54)
Accumulation Units outstanding at end of period	17,817	5,731	3,159

	2018
	Fidelity® VIP
	Value
	Portfolio	Invesco V.I.	Invesco V.I.
	Initial Class	American Value	Diversified Dividend
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$383	$82	$122
Net realized gains (losses)	1,018	2,377	163
Change in unrealized gains (losses)	(6,696)	(6,316)	(742)
Increase (decrease) in net assets from operations	(5,295)	(3,857)	(457)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	47,415	43,098	8,769
Benefit payments	—	—	—
Payments on termination	1	(25)	—
Policy Maintenance Charge	(8,919)	(8,444)	(3,331)
Transfers among the sub-accounts and with the Fixed Account - net	92	291	1,549
Increase (decrease) in net assets from policy transactions	38,589	34,920	6,987
INCREASE (DECREASE) IN NET ASSETS	33,294	31,063	6,530
NET ASSETS AT BEGINNING OF PERIOD	4,406	3,123	637
NET ASSETS AT END OF PERIOD	$37,700	$34,186	$7,167
Accumulation Units outstanding at beginning of period	406	282	61
Units Issued	3,702	3,324	743
Units Redeemed	(78)	(74)	(64)
Accumulation Units outstanding at end of period	4,030	3,532	740

See notes to financial statements.

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2018

			Invesco
	Invesco V.I.	Invesco V.I.	V.I. Mid Cap
	High Yield	International Growth	Growth
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$200	$856	$—
Net realized gains (losses)	(5)	(741)	1,304
Change in unrealized gains (losses)	(399)	(6,701)	(4,520)
Increase (decrease) in net assets from operations	(204)	(6,586)	(3,216)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	11,510	73,086	54,821
Benefit payments	—	—	—
Payments on termination	(39)	(637)	(1,598)
Policy Maintenance Charge	(3,297)	(10,620)	(9,105)
Transfers among the sub-accounts and with the Fixed Account - net	(1,530)	(7,837)	116
Increase (decrease) in net assets from policy transactions	6,644	53,992	44,234
INCREASE (DECREASE) IN NET ASSETS	6,440	47,406	41,018
NET ASSETS AT BEGINNING OF PERIOD	274	4,192	1,120
NET ASSETS AT END OF PERIOD	$6,714	$51,598	$42,138
Accumulation Units outstanding at beginning of period	27	392	103
Units Issued	706	6,502	4,247
Units Redeemed	(52)	(1,216)	(252)
Accumulation Units outstanding at end of period	681	5,678	4,098

	2018
		Janus Henderson	Janus Henderson
	Invesco	Balanced	Enterprise
	V.I. Value	Portfolio	Portfolio
	Opportunities	Institutional Shares	Institutional Shares
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$11	$782	$69
Net realized gains (losses)	324	483	1,153
Change in unrealized gains (losses)	(1,357)	(3,337)	(4,528)
Increase (decrease) in net assets from operations	(1,022)	(2,072)	(3,306)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	6,652	87,366	58,743
Benefit payments	—	—	—
Payments on termination	—	(815)	(63)
Policy Maintenance Charge	(2,115)	(19,459)	(10,699)
Transfers among the sub-accounts and with the Fixed Account - net	9	(829)	(36)
Increase (decrease) in net assets from policy transactions	4,546	66,263	47,945
INCREASE (DECREASE) IN NET ASSETS	3,524	64,191	44,639
NET ASSETS AT BEGINNING OF PERIOD	1,895	8,354	1,503
NET ASSETS AT END OF PERIOD	$5,419	$72,545	$46,142
Accumulation Units outstanding at beginning of period	170	773	135
Units Issued	561	6,223	4,119
Units Redeemed	(130)	(328)	(102)
Accumulation Units outstanding at end of period	601	6,668	4,152

See notes to financial statements.

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2018
	Janus Henderson	Janus Henderson	Janus Henderson
	Flexible Bond	Forty	Global Technology
	Portfolio	Portfolio	Portfolio
	Institutional Shares	Institutional Shares	Institutional Shares
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$172	$—	$—
Net realized gains (losses)	(4)	3,163	1,695
Change in unrealized gains (losses)	(87)	(7,912)	(8,203)
Increase (decrease) in net assets from operations	81	(4,749)	(6,508)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	13,786	102,259	104,073
Benefit payments	—	—	—
Payments on termination	(29)	(187)	(16,175)
Policy Maintenance Charge	(3,548)	(20,396)	(20,265)
Transfers among the sub-accounts and with the Fixed Account - net	297	1,187	7,762
Increase (decrease) in net assets from policy transactions	10,506	82,863	75,395
INCREASE (DECREASE) IN NET ASSETS	10,587	78,114	68,887
NET ASSETS AT BEGINNING OF PERIOD	44	3,846	18,426
NET ASSETS AT END OF PERIOD	$10,631	$81,960	$87,313
Accumulation Units outstanding at beginning of period	4	354	1,620
Units Issued	1,120	7,148	7,479
Units Redeemed	(55)	(98)	(1,515)
Accumulation Units outstanding at end of period	1,069	7,404	7,584

	2018
	Janus Henderson	Janus Henderson	Morningstar
	Mid Cap Value	Research	Aggressive Growth
	Portfolio	Portfolio	ETF Asset Allocation
	Institutional Shares	Institutional Shares	Portfolio Class I
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$665	$18	$12,352
Net realized gains (losses)	2,050	91	61,996
Change in unrealized gains (losses)	(12,549)	46	(145,000)
Increase (decrease) in net assets from operations	(9,834)	155	(70,652)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	119,902	17,948	1,076,627
Benefit payments	—	—	—
Payments on termination	(1,685)	(29)	(6,537)
Policy Maintenance Charge	(13,377)	(2,944)	(295,574)
Transfers among the sub-accounts and with the Fixed Account - net	(23,395)	(17)	(10,216)
Increase (decrease) in net assets from policy transactions	81,445	14,958	764,300
INCREASE (DECREASE) IN NET ASSETS	71,611	15,113	693,648
NET ASSETS AT BEGINNING OF PERIOD	5,384	305	107,797
NET ASSETS AT END OF PERIOD	$76,995	$15,418	$801,445
Accumulation Units outstanding at beginning of period	492	28	9,879
Units Issued	10,562	1,444	72,835
Units Redeemed	(2,908)	(30)	(1,853)
Accumulation Units outstanding at end of period	8,146	1,442	80,861

See notes to financial statements.

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2018
	Morningstar	Morningstar	Morningstar
	Balanced ETF	Conservative ETF	Growth ETF
	Asset Allocation	Asset Allocation	Asset Allocation
	Portfolio Class I	Portfolio Class I	Portfolio Class I
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$4,745	$558	$16,436
Net realized gains (losses)	18,469	311	79,106
Change in unrealized gains (losses)	(35,349)	(1,015)	(166,133)
Increase (decrease) in net assets from operations	(12,135)	(146)	(70,591)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	304,527	37,718	1,111,610
Benefit payments	—	—	—
Payments on termination	(2,404)	—	(2,063)
Policy Maintenance Charge	(89,756)	(12,223)	(248,476)
Transfers among the sub-accounts and with the Fixed Account - net	426	12	(12,564)
Increase (decrease) in net assets from policy transactions	212,793	25,507	848,507
INCREASE (DECREASE) IN NET ASSETS	200,658	25,361	777,916
NET ASSETS AT BEGINNING OF PERIOD	21,840	—	112,085
NET ASSETS AT END OF PERIOD	$222,498	$25,361	$890,001
Accumulation Units outstanding at beginning of period	2,066	—	10,413
Units Issued	20,978	2,914	85,972
Units Redeemed	(647)	(372)	(6,655)
Accumulation Units outstanding at end of period	22,397	2,542	89,730

2018
Morningstar Income
and Growth ETF
Asset Allocation
Portfolio Class I
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$1,755
Net realized gains (losses)	2,795
Change in unrealized gains (losses)	(6,792)
Increase (decrease) in net assets from operations	(2,242)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	99,621
Benefit payments	—
Payments on termination	(478)
Policy Maintenance Charge	(27,407)
Transfers among the sub-accounts and with the Fixed Account - net	155
Increase (decrease) in net assets from policy transactions	71,891
INCREASE (DECREASE) IN NET ASSETS	69,649
NET ASSETS AT BEGINNING OF PERIOD	2,647
NET ASSETS AT END OF PERIOD	$72,296
Accumulation Units outstanding at beginning of period	255
Units Issued	8,466
Units Redeemed	(1,466)
Accumulation Units outstanding at end of period	7,255

See notes to financial statements.

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

1.Organization
Allstate Assurance Company Variable Life Separate Account (the “Account”), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Allstate Assurance Company (the "Company"). The assets of the Account are legally segregated from those of the Company. The Company is a wholly-owned subsidiary of Allstate Financial Insurance Holdings Corporation (“AFIHC”) which is a wholly-owned subsidiary of The Allstate Corporation. These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).
The assets within the Account are legally segregated from each other into sub-accounts (the “sub-accounts”). The Company issues the Allstate FutureVest VULSM Variable Adjustable Life insurance policy, the deposits of which are invested at the direction of the policyholders in the sub-accounts that comprise the Account. Absent any policy provisions wherein the Company contractually guarantees a specified death benefit, variable life policyholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-account names listed below correspond to the mutual fund portfolios (Fund or Funds) in which they invest:

Alger Balanced Class I-2
Alger Capital Appreciation Class I-2
Alger MidCap Growth Class I-2
Alger SmallCap Growth Class I-2
Fidelity® VIP ContrafundSM Portfolio Initial Class*
Fidelity® VIP Disciplined Small Cap Portfolio Initial Class
Fidelity® VIP Emerging Markets Portfolio Initial Class
Fidelity® VIP Equity-Income PortfolioSM Initial Class*
Fidelity® VIP Government Money Market Portfolio Initial Class
Fidelity® VIP Growth Portfolio Initial Class
Fidelity® VIP Index 500 Portfolio Initial Class
Fidelity® VIP Investment Grade Bond Portfolio Initial Class
Fidelity® VIP Mid Cap Portfolio Initial Class
Fidelity® VIP Overseas Portfolio Initial Class
Fidelity® VIP Real Estate Portfolio Initial Class
Fidelity® VIP Value Portfolio Initial Class
Invesco V.I. American Value
Invesco V.I. Diversified Dividend
Invesco V.I. High Yield
Invesco V.I. International Growth
Invesco V.I. Mid Cap Growth
Invesco V.I. Value Opportunities
Janus Henderson Balanced Portfolio Institutional Shares
Janus Henderson Enterprise Portfolio Institutional Shares
Janus Henderson Flexible Bond Portfolio Institutional Shares
Janus Henderson Forty Portfolio Institutional Shares
Janus Henderson Global Technology Portfolio Institutional Shares
Janus Henderson Mid Cap Value Portfolio Institutional Shares
Janus Henderson Research Portfolio Institutional Shares
Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I
Morningstar Balanced ETF Asset Allocation Portfolio Class I
Morningstar Conservative ETF Asset Allocation Portfolio Class I
Morningstar Growth ETF Asset Allocation Portfolio Class I
Morningstar Income and Growth ETF Asset Allocation Portfolio Class I
*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2019.

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

The net assets are affected by the investment results of each Fund, transactions by policyholders and certain policy expenses (see Note 5). Policyholders’ interests consist of accumulation units of the sub-account. The accompanying financial statements include only policyholders’ purchase payments applicable to the variable portions of their policies and exclude any purchase payments directed by the policyholder to the “Fixed Account” in which the policyholders' deposits are included in the Company general account assets and earn a fixed rate of return.
A policyholder may choose from among a number of different underlying Fund options. The underlying Funds are not available to the general public directly. These Funds are available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies, or in certain cases, through participation in certain qualified pension or retirement plans.
Some of these underlying Funds have been established by investment advisers that manage publicly traded mutual funds that have similar names and investment objectives. While some of the underlying Funds may be similar to and may in fact be modeled after publicly traded mutual funds, the underlying Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying Funds may differ substantially.
Subsequent Events - Subsequent events were evaluated through March 27, 2020, the date the financial statements were available to be issued. The coronavirus (“COVID-19”) outbreak has had an adverse impact on the market values of fixed income and equity securities, including sub-accounts of the Account. Future performance will depend on developments, including the duration and spread of the outbreak and capital market conditions, including the pace of economic recovery. These developments and the impact of COVID-19 on the financial markets and the overall economy are highly uncertain and cannot be predicted. If the financial markets or the overall economy are impacted for an extended period, the future investment results of the Account may be materially adversely affected.
2. Portfolio changes
The following sub-account changes occurred during the year ended December 31, 2019:

New fund name	Old fund name
Fidelity® VIP ContrafundSM Portfolio Initial Class	Fidelity® VIP Contrafund® Portfolio Initial Class
Fidelity® VIP Equity-Income PortfolioSM Initial Class	Fidelity® VIP Equity-Income Portfolio Initial Class
3. Summary of Significant Accounting Policies
The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of GAAP.
Investments - Investments consist of shares of the Funds and are stated at fair value based on the reported net asset values of each corresponding Fund, which in turn value their investment securities at fair value. The difference between cost and fair value of shares owned on the day of measurement is recorded as unrealized gain or loss on investments.
Dividends - Dividends declared by the Funds are recognized on the ex-dividend date.
Net Realized Gains and Losses - Net realized gains and losses on Fund shares represent the difference between the proceeds from sales of shares of the Funds by the sub-accounts and the cost of such shares, which is determined on a weighted average basis, and realized gain distributions received from the underlying Fund. Transactions are recorded on a trade date basis. Distributions of net realized gains are recorded on the Funds’ ex-distribution date.
Federal Income Taxes - The Account intends to qualify as a segregated asset account as defined by the Internal Revenue Code of 1986 (“Code”). In order to qualify as a segregated asset account, each sub-account is required to satisfy the diversification requirements of Section 817(h) of the Code. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The operations of the Account are included in the tax return of the Company. The Company is taxed as a life insurance company under the Code and joins with The Allstate Corporation and its eligible domestic subsidiaries in the filing of a consolidated federal income tax return. No income taxes are allocable to the Account. The Account had no liability for unrecognized tax benefits as of December 31, 2019. The Account believes that it is reasonably possible that the liability balance will not

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

significantly increase within the next twelve months. No amounts have been accrued for interest or penalties related to unrecognized tax benefits.
Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations and the accompanying notes. Actual results could differ from those estimates.
4. Fair Value Measurements
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets recorded on the Statement of Net Assets at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:

Level 1:	Assets whose values are based on unadjusted quoted prices for identical assets in an active market that the Account can access.
Level 2:     Assets whose values are based on the following:
(a) Quoted prices for similar assets in active markets; or
(b) Quoted prices for identical or similar assets in markets that are not active; or
(c) Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset.

Level 3:
Assets whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Account’s estimates of the assumptions that market participants would use in valuing the assets.

In determining fair value, the Account uses the market approach, which generally utilizes market transaction data for the same or similar instruments. All investments during the reporting period consist of shares of the Funds that have daily quoted net asset values for identical assets that the sub-account can access and are categorized as Level 1. Net asset values for these actively traded Funds are obtained daily from the Funds’ managers. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period. During the year ended December 31, 2019, there were no transfers between fair value levels.
5. Expenses
Surrender charge - In the event the policy is surrendered, a withdrawal charge may be imposed. If the policy is surrendered during the first ten policy years, the amount of the charge is from $4.48 to $47.49 per $1,000. After year ten there is no charge. These amounts are included in payments on terminations on the Statements of Changes in Net Assets.
Monthly Deductions - On each monthly activity day (the same day in each month as the Issue Date, or the last day of the month if a month does not have that day), the Company will deduct from the policy value an amount to cover certain charges and expenses incurred in connection with the policy. The monthly deduction is intended to compensate the Company for expenses incurred in connection with the cost of insurance, mortality and expense risk charges, administrative expense charges, and policy fees. The monthly deductions are recognized as a redemption of units and are included in policy maintenance charge reported in the Statements of Changes in Net Assets. They are as follows:
Cost of Insurance - On all policies, the Company charges each policyholder monthly for cost of insurance. The cost of insurance is determined based upon several variables, including the policyholder’s age and gender, the policy year, the face amount and the underwriting class.
Mortality and Expense Risk Charge - The mortality and expense risk charge covers insurance benefits available with the policies and certain expenses of the policies. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the policies. The Company deducts charges at a monthly rate equal to 0.06% of the net policy value allocated to the Sub-Accounts for the first ten years and 0.03% thereafter.
Administrative Expense Charge - The Company deducts an administrative expense charge on a monthly basis to cover expenses incurred in evaluating the insured person’s risk, issuing the policy, and sales expenses. The annual amount of this charge ranges from $0.06 to $0.35 per $1,000 of face amount depending upon the policy and the policy year.

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

Policy Fee - On all policies, the Company deducts a policy fee on a monthly basis to cover expenses such as salaries, postage and periodic reports. This fee is currently $11 per month, and is guaranteed to not exceed $15 per month.
6.    Purchases of Investments
The cost of investments purchased during the year ended December 31, 2019 was as follows:

Sub-Account	Purchases
Alger Balanced Class I-2	$62,024
Alger Capital Appreciation Class I-2	455,549
Alger MidCap Growth Class I-2	149,773
Alger SmallCap Growth Class I-2	282,991
Fidelity® VIP ContrafundSM Portfolio Initial Class*	714,596
Fidelity® VIP Disciplined Small Cap Portfolio Initial Class	210,293
Fidelity® VIP Emerging Markets Portfolio Initial Class	80,166
Fidelity® VIP Equity-Income PortfolioSM Initial Class*	123,353
Fidelity® VIP Government Money Market Portfolio Initial Class	111,398
Fidelity® VIP Growth Portfolio Initial Class	291,570
Fidelity® VIP Index 500 Portfolio Initial Class	1,028,532
Fidelity® VIP Investment Grade Bond Portfolio Initial Class	112,617
Fidelity® VIP Mid Cap Portfolio Initial Class	289,212
Fidelity® VIP Overseas Portfolio Initial Class	133,991
Fidelity® VIP Real Estate Portfolio Initial Class	118,962
Fidelity® VIP Value Portfolio Initial Class	65,249
Invesco V.I. American Value	93,610
Invesco V.I. Diversified Dividend	17,396
Invesco V.I. High Yield	36,926
Invesco V.I. International Growth	74,187
Invesco V.I. Mid Cap Growth	64,323
Invesco V.I. Value Opportunities	12,697
Janus Henderson Balanced Portfolio Institutional Shares	108,811
Janus Henderson Enterprise Portfolio Institutional Shares	121,274
Janus Henderson Flexible Bond Portfolio Institutional Shares	48,802
Janus Henderson Forty Portfolio Institutional Shares	214,425
Janus Henderson Global Technology Portfolio Institutional Shares	157,251
Janus Henderson Mid Cap Value Portfolio Institutional Shares	104,229
Janus Henderson Research Portfolio Institutional Shares	19,298
Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I	1,600,920
Morningstar Balanced ETF Asset Allocation Portfolio Class I	392,405
Morningstar Conservative ETF Asset Allocation Portfolio Class I	90,892
Morningstar Growth ETF Asset Allocation Portfolio Class I	1,382,309
Morningstar Income and Growth ETF Asset Allocation Portfolio Class I	150,067
* See Note 2 for disclosure of changes in sub-accounts and to the names of funds during 2019

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights
A summary of accumulation units outstanding, accumulation unit values, net assets, net investment income ratios, expense ratios, excluding expenses of the underlying Funds, and total return ratios by sub-account is presented below for each of the three years in the period ended December 31, 2019.
Items in the following table are notated as follows:
* Investment Income Ratio - These amounts represent dividends, excluding realized gain distributions, received by the sub-account from the underlying Fund, net of management fees assessed by the Fund manager, divided by the average net assets. These ratios exclude those expenses that result in a reduction in the accumulation unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Fund in which the sub-account invests.
The operation of the Account commenced on August 28, 2017. Sub-accounts with a date notation indicate the effective date of that investment option in the Account. Consistent with the total return, investment income ratio is calculated from the effective date through the end of the reporting period. The investment income ratio is reported at zero when no dividend is received in the Sub-Account during the period or the net asset value at the end of the period is zero.
** Expense Ratio - These amounts represent the annualized policy expenses of the sub-account, consisting of mortality and expense risk charges for each period indicated. The ratios include only those expenses that are charged that result in a reduction in the accumulation unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Fund have been excluded.
*** Total Return - These amounts represent the total return for the periods indicated, including changes in the value of the underlying Fund, and expenses assessed through the reduction in the accumulation unit values. The ratio does not include any expenses assessed through the redemption of units. The total return is calculated as the change in the accumulation unit value during the reporting period, or the effective period if less than the reporting period, divided by the beginning of period accumulation unit value or the accumulation unit value on the effective date.

	At December 31,			For the year ended December 31,
	Accumulation Units	Accumulation Unit Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return ***

	Alger Balanced Class I-2
2019	6,149	$12.32	$75,733	1.82%	0.06%	19.50%
2018	2,313	10.31	23,838	6.97	0.06	(3.32)
2017	459	10.66	4,890	3.35	0.06	4.71
	Alger Capital Appreciation Class I-2
2019	41,838	14.65	612,935	—	0.06	33.58
2018	15,380	10.97	168,672	0.18	0.06	(0.10)
2017	862	10.98	9,467	0.31	0.06	5.95
	Alger MidCap Growth Class I-2
2019	14,704	13.54	199,149	—	0.06	30.26
2018	5,235	10.40	54,430	—	0.06	(7.44)
2017	274	11.23	3,082	—	0.06	7.21

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

	At December 31,			For the year ended December 31,
	Accumulation Units	Accumulation Unit Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return ***

	Alger SmallCap Growth Class I-2
2019	27,975	$14.83	$414,763	—%	0.06%	29.34%
2018	11,521	11.46	132,072	—	0.06	1.44
2017	726	11.30	8,202	—	0.06	7.67
	Fidelity® VIP ContrafundSM Portfolio Initial Class
2019	74,704	13.36	998,249	0.58	0.06	31.58
2018	22,425	10.16	227,740	1.16	0.06	(6.38)
2017	1,191	10.85	12,919	1.29	0.06	5.41
	Fidelity® VIP Disciplined Small Cap Portfolio Initial Class
2019	26,764	11.98	320,599	1.14	0.06	23.71
2018	9,812	9.68	95,010	1.25	0.06	(13.08)
2017	968	11.14	10,784	0.84	0.06	6.86
	Fidelity® VIP Emerging Markets Portfolio Initial Class
2019	12,137	12.15	147,440	2.17	0.06	29.46
2018	5,200	9.38	48,800	1.43	0.06	(18.00)
2017	255	11.44	2,918	0.63	0.06	6.60
	Fidelity® VIP Equity-Income PortfolioSM Initial Class
2019	15,235	12.68	193,170	2.49	0.06	27.44
2018	5,928	9.95	58,975	4.67	0.06	(8.29)
2017	736	10.85	7,989	2.22	0.06	6.69
	Fidelity® VIP Government Money Market Portfolio Initial Class
2019	18,473	10.40	192,216	1.98	0.06	2.02
2018	13,023	10.20	132,827	2.02	0.06	1.65
2017	40	10.03	398	0.23	0.06	0.23
	Fidelity® VIP Growth Portfolio Initial Class
2019	27,184	14.63	397,729	0.30	0.06	34.31
2018	8,977	10.89	97,785	0.44	0.06	(0.17)
2017	543	10.91	5,928	0.16	0.06	5.80

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

	At December 31,			For the year ended December 31,
	Accumulation Units	Accumulation Unit Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return ***

	Fidelity® VIP Index 500 Portfolio Initial Class
2019	129,307	$13.84	$1,789,465	2.39%	0.06%	31.35%
2018	51,430	10.54	541,863	3.05	0.06	(4.49)
2017	10,508	11.03	115,920	2.05	0.06	7.38
	Fidelity® VIP Investment Grade Bond Portfolio Initial Class
2019	13,401	10.97	147,009	3.48	0.06	9.67
2018	3,307	10.00	33,078	4.53	0.06	(0.53)
2017	806	10.06	8,108	2.16	0.06	0.33
	Fidelity® VIP Mid Cap Portfolio Initial Class
2019	39,376	11.87	467,329	1.03	0.06	23.45
2018	17,817	9.61	171,288	0.96	0.06	(14.54)
2017	1,708	11.25	19,216	0.85	0.06	8.26
	Fidelity® VIP Overseas Portfolio Initial Class
2019	17,315	11.75	203,457	2.16	0.06	27.77
2018	5,731	9.20	52,702	3.12	0.06	(14.81)
2017	304	10.80	3,279	2.53	0.06	4.08
	Fidelity® VIP Real Estate Portfolio Initial Class
2019	10,934	11.98	131,018	2.51	0.06	23.22
2018	3,159	9.72	30,720	4.98	0.06	(6.22)
2017	281	10.37	2,918	2.40	0.06	1.31
	Fidelity® VIP Value Portfolio Initial Class
2019	9,383	12.36	115,968	2.33	0.06	32.13
2018	4,030	9.35	37,700	1.91	0.06	(13.84)
2017	406	10.86	4,406	1.64	0.06	5.80
	Invesco V.I. American Value
2019	11,032	12.10	133,505	0.83	0.06	25.03
2018	3,532	9.68	34,186	0.64	0.06	(12.65)
2017	282	11.08	3,123	0.08	0.06	8.50

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

	At December 31,			For the year ended December 31,
	Accumulation Units	Accumulation Unit Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return ***

	Invesco V.I. Diversified Dividend
2019	2,098	$12.11	$25,401	3.59%	0.06%	25.09%
2018	740	9.68	7,167	3.46	0.06	(7.57)
2017	61	10.47	637	—	0.06	2.53
	Invesco V.I. High Yield
2019	3,845	11.18	43,007	8.41	0.06	13.51
2018	681	9.85	6,714	7.18	0.06	(3.35)
2017	27	10.20	274	—	0.06	—
	Invesco V.I. International Growth
2019	11,614	11.68	135,697	1.83	0.06	28.57
2018	5,678	9.09	51,598	2.92	0.06	(14.98)
2017	392	10.69	4,192	0.01	0.06	2.70
	Invesco V.I. Mid Cap Growth
2019	7,584	13.81	104,763	—	0.06	34.34
2018	4,098	10.28	42,138	—	0.06	(5.58)
2017	103	10.89	1,120	—	0.06	4.27
	Invesco V.I. Value Opportunities
2019	1,367	11.78	16,102	0.28	0.06	30.61
2018	601	9.02	5,419	0.35	0.06	(19.18)
2017	170	11.16	1,895	—	0.06	6.76
	Janus Henderson Balanced Portfolio Institutional Shares
2019	14,664	13.34	195,578	2.13	0.06	22.59
2018	6,668	10.88	72,545	2.02	0.06	0.68
2017	773	10.81	8,354	0.33	0.06	5.80
	Janus Henderson Enterprise Portfolio Institutional Shares
2019	10,655	15.06	160,429	0.23	0.06	35.48
2018	4,152	11.11	46,142	0.33	0.06	(0.41)
2017	135	11.16	1,503	—	0.06	6.72

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

	At December 31,			For the year ended December 31,
	Accumulation Units	Accumulation Unit Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return ***

	Janus Henderson Flexible Bond Portfolio Institutional Shares
2019	5,305	$10.89	$57,780	4.35%	0.06%	9.57%
2018	1,069	9.94	10,631	5.13	0.06	(1.00)
2017	4	10.04	44	1.95	0.06	(0.09)
	Janus Henderson Forty Portfolio Institutional Shares
2019	18,737	15.18	284,487	0.18	0.06	37.16
2018	7,404	11.07	81,960	—	0.06	1.98
2017	354	10.85	3,846	—	0.06	3.84
	Janus Henderson Global Technology Portfolio Institutional Shares
2019	17,089	16.71	285,612	—	0.06	45.17
2018	7,584	11.51	87,313	—	0.06	1.19
2017	1,620	11.38	18,426	—	0.06	7.34
	Janus Henderson Mid Cap Value Portfolio Institutional Shares
2019	16,280	12.32	200,583	1.32	0.06	30.35
2018	8,146	9.45	76,995	1.44	0.06	(13.63)
2017	492	10.94	5,384	0.52	0.06	6.98
	Janus Henderson Research Portfolio Institutional Shares
2019	2,551	14.49	36,960	0.50	0.06	35.52
2018	1,442	10.69	15,418	0.70	0.06	(2.58)
2017	28	10.98	305	0.19	0.06	5.27
	Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I
2019	201,861	12.14	2,449,708	2.45	0.06	22.44
2018	80,861	9.91	801,445	3.08	0.06	(9.17)
2017	9,879	10.91	107,797	2.14	0.06	5.42
	Morningstar Balanced ETF Asset Allocation Portfolio Class I
2019	54,276	11.58	628,521	3.23	0.06	16.57
2018	22,397	9.93	222,498	4.28	0.06	(6.02)
2017	2,066	10.57	21,840	2.13	0.06	3.65

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

	At December 31,			For the year ended December 31,
	Accumulation Units	Accumulation Unit Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return ***

	Morningstar Conservative ETF Asset Allocation Portfolio Class I
2019	9,464	$10.95	$103,629	2.76%	0.06%	9.75%
2018	2,542	9.98	25,361	4.89	0.06	(1.29)
	Morningstar Growth ETF Asset Allocation Portfolio Class I
2019	190,027	11.92	2,264,360	2.71	0.06	20.14
2018	89,730	9.92	890,001	3.24	0.06	(7.85)
2017	10,413	10.76	112,085	2.14	0.06	4.60
	Morningstar Income and Growth ETF Asset Allocation Portfolio Class I
2019	19,019	11.28	214,518	3.52	0.06	13.19
2018	7,255	9.96	72,296	5.00	0.06	(3.99)
2017	255	10.38	2,647	0.27	0.06	1.68

PART C
OTHER INFORMATION

Item 26. EXHIBITS

(a) Resolution of the Board of Directors of Allstate Assurance Company authorizing establishment of Registrant. /1

(b) Custodian Agreement (Not Applicable)

(c) (i) Principal Underwriting Agreement

(a) Form of Principal Underwriting Agreement by and between Allstate Assurance Company and Allstate Distributors, LLC
/3

(ii) Selling Agreement (Not Applicable)

(iii) Schedule of Sales Commissions (Not Applicable)

(d) FutureVest Flexible Premium Variable Adjustable Life Policy and Riders /2

(e) FutureVest Flexible Premium Variable Adjustable Life Application Form /1

(f) (1) Articles of Reorganization for Provident National Assurance Company /1

(2) Amended and Reinstated By-laws of Allstate Assurance Company /1

(g) Contracts of Reinsurance

(1) Amended and Restated Reinsurance Agreement by and between Allstate Assurance Company and Swiss Re Life & Health
America Inc.. /2

(2) Amended and Restated Reinsurance Agreement by and between Allstate Assurance Company and RGA Reinsurance
Company. /2

(h) Fund Participation Agreements:

(1) Participation Agreement between The Alger American Fund and Allstate Assurance Company /1

(2) Participation Agreement between AIM Variable Insurance Funds (Invesco Variable Insurance Products) and Allstate
Assurance Company /1

(3) Participation Agreement between ALPS Variable Investment Trust and Allstate Assurance Company /1

(4) Participation Agreement between Fidelity(R) Variable Insurance Products and Allstate Assurance Company /1

(5) Participation Agreement between Janus Aspen Series and Allstate Assurance Company /1

(i) Administrative Contracts

(1) Amended and Restated Administrative Services Agreement (Not Applicable)

(j) Other Material Contracts

(1) Partial Commutation Agreement (Not Applicable)

(k) Opinion and Consent of Counsel (file herewith)

(l) Actuarial Opinion and Consent /1

(m) Sample Calculations /1

(n) Other Consents

(1) Consent of Independent Auditors for the Company Financials - Deloitte & Touche LLP (file herewith)
(2) Consent of Independent Auditors for the Separate Account Financials - Deloitte & Touche LLP (file herewith)

(o) Omitted financial statements (Not Applicable)

(p) Initial Capital Arrangements (Not Applicable)

(q) Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) /1

(99)(a) Powers of Attorney for John E. Dugenske, Angela K. Fontana, Mary Jane Fortin, Mario Imbarrato, Katherine A. Mabe, Brian R. Bohaty, Samuel H. Pilch, P. John Rugel, Steven E. Shebik, Julie Parsons, Brian P. Stricker, Thomas J. Wilson, Eric K. Ferren, Jesse E. Merten, Mario Rizzo and Glen T. Shapiro /4

(99)(b) Power of Attorney for John C. Pintozzi (file herewith)

/1 Incorporated by reference from Registration Statement on Form N-6 for Allstate Assurance Company Variable Life Separate Account, filed November 3, 2016 (File No. 333-214403).
/2 Incorporated by reference from Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 for Allstate Assurance Company Variable Life Separate Account filed March 17, 2017 (File No. 333-214403).
/3 Incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement on Form N-6 for Allstate Assurance Company Variable Life Separate Account filed July 14, 2017 (File No. 333-214403).

/4 Incorporated by reference from Post-Effective Amendment No. 1 to Registration Statement on Form N-6 Allstate Assurance Company Variable Life Separate Account filed April 16, 2018 (File No. 333-214403).

Item 27. EXECUTIVE OFFICERS AND DIRECTORS OF ALLSTATE ASSURANCE COMPANY

Our directors and officers are listed below. The principal business address of each of the officers and directors listed below is 3075 Sanders Road, Northbrook, IL 60062.

NAME         POSITION/OFFICE WITH DEPOSITOR

Dugenske, John E.        Director and Chief Executive Officer
Fontana, Angela K.         Director, Vice President, General Counsel and Secretary
Fortin, Mary Jane         Director and President
Imbarrato, Mario         Director
Shebik, Steven E.         Director and Chief Executive Officer
Parsons, Julie         Director
Stricker, Brian P.            Director and Senior Vice President
Merten, Jesse E.         Director
Rizzo, Mario            Director
Shapiro, Glenn T.         Director
Pintozzi, John C.             Director, Senior Vice President and Controller
Wilson, Thomas J.         Director and Chairman of the Board
Flewellen, James M.        Senior Vice President
Pedraja, Michael A.        Senior Vice President and Treasurer
Hirsch, Marilyn V.         Senior Vice President
Trudan, Dan E.         Senior Vice President
Hwang, Christina            Senior Vice President
Welton, Courtney V.        Senor Vice President and Chief Privacy Officer and Ethics Officer
DeCoursey, Randal         Vice President
Lenz, Brigitte K.            Vice President
Lundahl, Carol E.         Vice President and Assistant Treasurer
Nelson, Mary K.         Vice President
Kennedy, Rebecca D.        Vice President
Resnick, Theresa M.         Vice President and Appointed Actuary
Kirchhoff, Tracy M.         Chief Compliance Officer
Gordon, Daniel G.         Vice President and Assistant Secretary
Quinn, Mary Jo         Assistant Secretary
Stultz, Elliot A.         Assistant Secretary
Willemsen, Lisette S.         Assistant Secretary
Helsdingen, Thomas H.     Authorized Representative
Lopez, Alma D.            Authorized Representative
Miller, Merlin L.          Illustration Actuary
Rodrigues, Cynthia         Authorized Representative
Raphael, Patricia A.         Authorized Representative
Seaman, Laura A.         Authorized Representative

Item 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR
REGISTRANT

The Allstate Corporation and Subsidiaries[1]

12.03.2019

The Allstate Corporation 008 (DE)
Allstate Financial Insurance Holdings Corporation 375 (DE)
American Heritage Life Insurance Company 374 (FL)
First Colonial Insurance Company 378 (FL)
E.R.J. Insurance Group, Inc. (dba American Heritage Insurance Services) 373 (FL)
American Heritage Service Company 372 (FL)
Allstate Assurance Company 432 (IL)
Intramerica Life Insurance Company 379 (NY)
Allstate Indemnity Company 060 (IL)
Allstate Fire and Casualty Insurance Company 027 (IL)
Allstate Property and Casualty Insurance Company 065 (IL)
Esurance Holdings, Inc. 420 (DE)
Esurance Insurance Services, Inc. 418 (DE)
Esurance Insurance Company 414 (WI)
Esurance Insurance Services Company of Canada 421 (Canada)
Esurance Property and Casualty Insurance Company 416 (WI)
Esurance Insurance Company of New Jersey 415 (WI)
Allstate Insurance Holdings, LLC 396 (DE)
Encompass Insurance Holdings, LLC 430 (DE)
Encompass Indemnity Company 270 (IL)
Encompass Insurance Company 339 (IL)
Encompass Independent Insurance Company 360 (IL)
Encompass Insurance Company of America 357 (IL)
Encompass Home and Auto Insurance Company 361 (IL)
Encompass Property and Casualty Company 359 (IL)
Encompass Insurance Company of Massachusetts 367 (MA)
Allstate Insurance Company 010 (IL)
Allstate New Jersey Insurance Company 095 (IL)
Allstate New Jersey Property and Casualty Insurance Company 386 (NJ)
Encompass Insurance Company of New Jersey 365 (IL)
Encompass Property and Casualty Insurance Company of New Jersey 387 (IL)
Allstate Insurance Company of Canada 090 (Canada)
Allstate Life Insurance Company of Canada 091 (Canada)
Pembridge Insurance Company 093 (Canada)
Pafco Insurance Company 092 (Canada)
Ivantage Insurance Brokers Inc. 094 (Canada)
Esurance Insurance Company of Canada 096 (Canada)
Allstate Vehicle and Property Insurance Company 064 (IL)
Allstate North American Insurance Company 330 (IL)
Allstate Northbrook Indemnity Company 021 (IL)
North Light Specialty Insurance Company 397 (IL)
Tech-Cor, LLC 061 (DE)
Allstate Financial Services, LLC 302 (DE)
Allstate Financial Corporation 349 (IL)
Allstate Financial, LLC 348 (DE)
AIMCO Private Fund II, LLC 080 (DE)
Allstate Life Insurance Company 030 (IL)
Allstate Distributors, L.L.C. 370 (DE)
Allstate Financial Advisors, LLC 317 (DE)
Allstate Assignment Company 335 (NE)
Allstate Settlement Corporation 033 (NE)
Allstate Finance Company, LLC 410 (DE)
NBInv Riverside Cars1, LLC 211 (DE)
NBInv Riverside Management, LLC 213 (DE)
Shelf Investment Holding Entity
NBInv APAF1, LLC 221 (DE)
Owned by Allstate Insurance Company – 55%
Owned by Allstate Life Insurance Company – 45%
Allstate Life Insurance Company of New York 036 (NY)
ALIC Reinsurance Company 385 (SC)
Allstate International Assignments, Ltd. 235 (DE)
AIMCO Private Fund I Holding, LLC 083 (DE)* *Not yet capitalized.
AIMCO Private Fund I, LLC 082 (DE)
Investment Holding Entities
ALINV Mosaic, LLC 209 (DE)
Road Bay Investments, LLC 391 (DE)
West Plaza RE Holdings, LLC 423 (DE)
NBInv AF1, LLC 218 (DE)
NBInv AF2, LLC 219 (DE)
NBInv AF3, LLC 220 (DE)
Shelf Investment Holding Entities
NBInv AF4, LLC 225 (DE)
NBInv AF5, LLC 226 (DE)
NBInv AF6, LLC 227 (DE)
Castle Key Insurance Company 070 (IL)
Castle Key Indemnity Company 085 (IL)
Encompass Floridian Insurance Company 383 (IL)
Encompass Floridian Indemnity Company 382 (IL)
Allstate Texas Lloyd's, Inc. 067 (TX) (Attorney-in-Fact for Allstate Texas Lloyd's)
Allstate Texas Lloyd's 063 (TX)
Allstate County Mutual Insurance Company 068 (TX) (Owned by its policyholders)
Investment Holding Entities
AP Real Estate, LLC – 205 (DE)
AP Timber, LLC – 206 (DE)
Current Creek Investments, LLC – 413 (DE)
NBInv AP1, LLC 215 (DE)
NBInv AP2, LLC 216 (DE)
NBInv AP3, LLC 217 (DE)
NBInv AP4, LLC 222 (DE)
NBInv AP6, LLC 224 (DE)
NBInv AP7, LLC 228 (DE)
AP Riverway Plaza, LLC – 205 (DE) (Wholly-owned subsidiary of APRE Series Riverway Plaza, a separate series of AP Real Estate, LLC.)
Shelf Investment Holding Entities
NBInv AP5, LLC 223 (DE)
NBInv AP8, LLC 229 (DE)
NBInv AP9, LLC (DE)
CE Care Plan Corp (DE)
Complete Product Care Corp (DE)
ST Product Care Corp (DE)
SquareTrade Protection Solutions, Inc. (DE)
Protection Plan Group, Inc. (DE)
SquareTrade Go, Inc. (DE)
Kennett Capital, Inc. 306 (DE)
Allstate International Holdings, Inc. 144 (DE)
Allstate Solutions Private Limited 152 (India)
Allstate Non-Insurance Holdings, Inc. 145 (DE)
Answer Financial Inc. 417 (DE)
Right Answer Insurance Agency, LLC (DE)
Insurance Answer Center, LLC (DE)
Answer Marketplace, LLC (DE)
Allstate Exchange Services, LLC 425 (DE)* *Not yet capitalized.
Allstate Digital Ventures, LLC 424 (DE)* *Not yet capitalized.
Collective Sourcing, LLC 162 (DE)* *Not yet capitalized.
Allstate Enterprises, LLC 400 (DE)
Allstate Motor Club, Inc. 071 (DE)
Signature Motor Club, Inc. 401 (DE)
Signature Agency, Inc. 405 (DE)
Signature Motor Club of California, Inc. 407 (CA)
Signature's Nationwide Auto Club, Inc. 404 (DE)
Signature Nationwide Auto Club of California, Inc. 408 (CA)
Arity, LLC 156 (DE)
Arity 875, LLC 159 (DE)
Arity Services, LLC 171 (DE)* *Not yet capitalized.
ANIHI Newco, LLC 172 (DE)
SquareTrade Holding Company, Inc. 160 (DE)
SquareTrade, Inc. (DE)
SquareTrade Canada, Inc. (British Columbia, Canada)
SquareTrade Australia Pty Ltd (Victoria, Australia)
SquareTrade Singapore Pte. Ltd. (Singapore)
PlumChoice, Inc. (DE)
PlumChoice Business Services, Inc. (DE)
iCracked Inc. (DE)
iCracked Canada Inc. (Ontario, Canada)
iCracked Japan, Inc. (Japan) (37.5% owned by iCracked Inc.)
SquareTrade Insurance Services, Inc. (DE)
SquareTrade Limited (UK)
SquareTrade Europe Limited (Malta)
SquareTrade Japan GK (Japan)
Pablo Creek Services, Inc. 398 (IL)
Ivantage Select Agency, Inc. 350 (IL)
Northeast Agencies, Inc. 351 (NY)
Allstate Global Holdings Limited 154 (NI)
Allstate Northern Ireland Limited 151 (NI)
Arity International Limited 158 (NI)
InfoArmor, Inc. 165 (DE)
VigilanteATI, Inc. (DE)
Identity Protection Strategic Solutions LLC (NJ)
Allstate Finance Company Agency Loans, LLC 212 (DE)
Allstate Investments, LLC 345 (DE)
Allstate Investment Management Company 079 (DE)
Allstate Short Term Pool, LLC 208 (DE) (Allstate and certain of its subsidiaries have undivided interest in the underlying assets of the pool in proportion to their membership percentage. Allstate Investment Management Company is the managing member.)
KEY
Public Company
First Tier
Second Tier
Third Tier
Fourth Tier
Fifth Tier
Sixth Tier
Non-stock Insurance Company
Non-stock Investment Pool
Holding Company

[1] Corporate Organizational Chart does not include joint venture affiliated investments with third-parties (see Schedule Y of Statutory Statements).

Item 29: INDEMNIFICATION

The Amended and Restated Bylaws of Allstate Assurance Company (Depositor) provide for the indemnification of its directors and officers against expenses, judgments, fines and amounts paid in settlement as incurred by such person, so long as such person shall not have been adjudged to be liable for negligence or misconduct in the performance of a duty to the Company. This right of indemnity is not exclusive of other rights to which a director or officer may otherwise be entitled. Allstate Assurance Company has obtained directors and officers liability insurance which insures against certain liabilities that the directors and officers of Allstate Assurance Company and its subsidiaries, may, in such capacities, incur.

The By-Laws of ADLLC (Distributor) provide that the corporation will indemnify a director, officer, employee or agent of the corporation to the full extent of Delaware law. In general, Delaware law provides that a corporation may indemnify a director, officer, employee or agent against expenses, judgments, fines and amounts paid in settlement if that individual acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. No indemnification shall be made for expenses, including attorney's fees, if the person shall have been judged to be liable to the corporation unless a court determines such person is entitled to such indemnity. Expenses incurred by such individual in defending any action or proceeding may be advanced by the corporation so long as the individual agrees to repay the corporation if it is later determined that he or she is not entitled to such indemnification.

Under the terms of the Amended and Restated Principal Underwriting Agreement, Depositor agrees to indemnify and hold harmless Distributor against all losses arising out of or based upon (a) the failure of Depositor to perform any of its obligations under the agreement, (b) the inaccuracy of any warranty or representation of Depositor made in the agreement, (c)(i) any untrue statement or alleged untrue statement of a material fact or omission contained in any registration statement or prospectus relating to a Distributor-sold Policy or any interest offered under a Distributor-sold Policy or any amendment thereof, based on information provided in writing by Depositor after the date of the agreement, expressly for use by Allstate Life Insurance Company, as Administrator under the Administrative Services Agreement, in the preparation of such registration statement or prospectus, and (ii) any untrue statement or alleged untrue statement of a material fact or omission contained in any registration statement or prospectus or other product materials relating to an MBA-sold Policy or any interest offered under an MBA-sold Policy or any amendment thereof, except to the extent such statement or omission was made in reliance upon information furnished in writing to Depositor by Distributor after the date of the agreement; (d) any negligence or willful misconduct or violation of applicable law by Depositor and/or any of its officers, employees, agents or representatives in performing its obligations under the agreement with respect to the policies that are the subject of the agreement, and/or (e) any successful enforcement of the indemnity in the agreement; provided that, (x) Depositor will have no obligation to indemnify the Distributor to the extent such loss results from (i) any act or omission resulting from the negligence or willful misconduct of Distributor after the date of the agreement, or (ii) any violation by Distributor of its obligations under the agreement; and (y) Depositor will have no obligation under the agreement to indemnify the Distributor for any loss to the extent that such loss was caused by Allstate Life Insurance Company in its performance of services on behalf of Depositor under the Administrative Services Agreement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the forgoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public Policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public Policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. PRINCIPAL UNDERWRITERS

Allstate Distributors, L.L.C, ("ADLLC") serves as principal underwriter and distributor of the Policies. ADLLC is a wholly-owned subsidiary of Allstate Life Insurance Company and an affiliate of Allstate Assurance Company. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of FINRA.

As stated in the SAI, under the underwriting agreement for the Policies, Allstate Assurance Company reimburses ADLLC for expenses incurred in distributing the Policies, including liability arising from services Allstate Assurance Company provides on the Policies.

In addition to the Allstate Assurance Company Variable Life Separate Account, ADLLC serves as the principal distributor of certain life insurance policies issued and the following separate accounts

   Allstate Life Variable Life Separate Account A
   Allstate Life of New York Variable Life Separate Account A
Allstate Life Insurance Co Variable Annuity Separate Account C
   Intramerica Variable Annuity Account
Lincoln Benefit Life Variable Life Account

The following are the directors and officers of ADLLC. The principal business address of each of the officers and directors listed below is 3075 Sanders Road, Northbrook, IL 60062.

Name	Position with Distributor
JAMES M. FLEWELLEN	MANAGER AND CHAIRMAN OF THE BOARD
ANGELA K. FONTANA	MANAGER, VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
MARY JANE FORTIN	MANAGER
MARY K. NELSON	MANAGER AND PRESIDENT
BRIGITTE K. LENZ	MANAGER
MICHAEL A. PEDRAJA	SENIOR VICE PRESIDENT AND ASSISTANT TREASURER
BRIAN P. STRICKER	MANAGER
JOHN C. PINTOZZI	SENIOR VICE PRESIDENT AND CONTROLLER
CHRISTINA HWANG	SENIOR VICE PRESIDENT
KENNETH P. PRIESS	VICE PRESIDENT AND TREASURER
COURTNEY V. WELTON	SENIOR VICE PRESIDENT AND CHIEF PRIVACY AND ETHICS OFFICER
DANA GOLDSTEIN	CHIEF COMPLIANCE OFFICER
DANIEL G. GORDON	VICE PRESIDENT AND ASSISTANT SECRETARY
LISETTE S. WILLEMSEN	ASSISTANT SECRETARY
CAROL E. LUNDAHL	VICE PRESIDENT AND ASSISTANT TREASURER
DANIEL G. GORDON	VICE PRESIDENT AND ASSISTANT SECRETARY

Item 31. LOCATION OF ACCOUNTS AND RECORDS

The Depositor, Allstate Assurance Company, is located at 3075 Sanders Road, Northbrook, Illinois 60062.

The Principal Underwriter, ADLLC, is located at 3075 Sanders Road, Northbrook, Illinois 60062.

The Administrator of the Separate Account and the Administrative Service Provider, Allstate Life Insurance Company, is located at 3075 Sanders Road, Northbrook, IL 60062.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 32. MANAGEMENT SERVICES
None.

Item 33. REPRESENTATION OF REASONABLENESS OF FEES

Allstate Assurance Company hereby represents that the aggregate fees and charges deducted under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Allstate Assurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Allstate Assurance Variable Life Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Township of Northfield, State of Illinois, on the day of April 17, 2020.

ALLSTATE ASSURANCE VARIABLE LIFE ACCOUNT
(Registrant)
By: ALLSTATE ASSURANCE COMPANY

By: /s/ Angela K. Fontana
-------------------------
Angela K. Fontana
Director, Vice President, General Counsel and Secretary

ALLSTATE ASSURANCE COMPANY
(Depositor)

By: /s/ Angela K. Fontana
-------------------------
Angela K. Fontana
Director, Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities indicated on April 17, 2020.

(Signature)         (Title)

/s/ Angela K. Fontana     Director, Vice President, General Counsel and Secretary
-----------------------------
Angela K. Fontana

*/ John E. Dugenske     Director and Chief Executive Officer
----------------------------            (Principal Executive Officer)
John E. Dugenske

*/ Mary Jane Fortin     Director and President
----------------------------
Mary Jane Fortin

*/ Mario Imbarrato     Director, Senior Vice President and Chief Financial Officer
----------------------------         (Principal Financial Officer)
Mario Imbarrato

*/ John C. Pintozzi         Director, Senior Vice President and Controller
-------------------------            (Principal Accounting Officer)
John C. Pintozzi

*/ Steven E. Shebik         Director
-------------------------
Steven E. Shebik

*/ Julie Parsons             Director
-------------------------
Julie Parsons

*/ Brian P. Stricker         Director and Senior Vice President
-------------------------
Brian P. Striker

*/ Thomas J. Wilson         Director and Chairman of the Board
-------------------------
Thomas J. Wilson

*/ Jesse E. Merten         Director
-------------------------
Jesse E. Merten

*/ Mario Rizzo             Director
-------------------------
Mario Rizzo

*/ Glenn T. Shapiro         Director
-------------------------
Glenn T. Shapiro

* By Angela K. Fontana, pursuant to Power of Attorney, filed herewith or previously filed.

INDEX TO EXHIBITS
TO REGISTRATION STATEMENT ON FORM N-6
ALLSTATE ASSURANCE VARIABLE LIFE ACCOUNT

EXHIBIT NO.     SEQUENTIAL PAGE NO.

26(k)            Opinion and Consent of Counsel
26(n)(1)         Consent of Independent Auditors for the Company Financials - Deloitte & Touche LLP
26(n)(2)            Consent of Independent Auditors for the Separate Account Financials - Deloitte & Touche LLP
99(b)            Power of Attorney for John C. Pintozzi